Filed pursuant to Rule 497
Registration No. 333-166363

PROSPECTUS

6,666,667 Shares

Common Stock

We are an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. As of June 30, 2012, our investment portfolio (including investments held by our wholly-owned subsidiary, OFS Capital WM, LLC, and Tamarix Capital Partners, L.P.) consisted of outstanding loans of approximately $210.6 million in aggregate principal amount and equity investments of $2.6 million. Following this offering, we intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We expect that our investments will include asset classes in which our external manager has expertise, including investments in senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities.

OFS Capital Management, LLC will serve as our external manager. OFS Capital Services, LLC will serve as our administrator. These entities are subsidiaries of Orchard First Source Asset Management, LLC, our parent company prior to the completion of this offering and an established lender to middle-market companies since 1995.

This is our initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us. We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as amended.

Our shares of common stock have no history of public trading. The initial public offering price per share of our common stock is $15.00. Our common stock has been approved for quotation on The Nasdaq Global Market under the symbol “OFS.”

At the initial public offering price of $15.00 per share, purchasers in this offering will not experience immediate dilution. See “Dilution” for more information.

Investing in our common stock involves a high degree of risk. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset values. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 23 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file periodic and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations, or by calling us at (847) 734-2060 or by visiting us on our website at http://www.ofscapitalcorp.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$15.00	$100,000,005
Sales load (underwriting discounts and commissions)(1)(2)	$1.05	$6,230,350
Proceeds to us, before expenses(1)(3)	$13.95	$93,769,655

(1)	At the initial public offering price of $15.00 per share, purchasers in this offering will not bear, directly or indirectly, the sales load or offering expenses.
(2)	The underwriters have agreed to waive the underwriting discounts and commissions on the sale of 733,000 shares of our common stock to certain investors with whom we or our affiliates have an existing relationship.
(3)	We estimate that we will incur offering expenses of approximately $5.8 million, or approximately $0.87 per share, in connection with this offering. We estimate that the net proceeds to us after expenses and sales load will be approximately $88.0 million, or approximately $13.19 per share.

We have granted the underwriters an option to purchase up to an additional 1,000,000 shares of our common stock from us at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $7.3 million, $1.1 million of which will be paid by OFS Capital Management, LLC. As a result, total proceeds, before expenses, will be $108.8 million. As of June 30, 2012, our pro forma net asset value per share after this offering is $15.00, as discussed in more detail under “Dilution.”

The underwriters expect to deliver the shares of our common stock on or about November 14, 2012.

Joint Book-Running Managers

Morgan Stanley UBS Investment Bank Barclays RBC Capital Markets

Co-Lead Managers

Oppenheimer & Co.             Janney Montgomery Scott

Co-Managers

Ladenburg Thalmann & Co. Inc. Wunderlich Securities Houlihan Lokey

The date of this prospectus is November 7, 2012

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus regardless of the time of delivery of this prospectus or of any offer or sale of shares of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and the consolidated financial statements and the related notes included elsewhere in this prospectus.

As used in this prospectus, except as otherwise indicated, the terms “OFS Capital,” “we,” “us,” “our” and the “Registrant” refer to OFS Capital, LLC, a Delaware limited liability company, and its consolidated subsidiaries for the periods prior to consummation of the BDC Conversion (as defined below), and refer to OFS Capital Corporation, a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion. Relationships between us and certain of our affiliates are summarized, and definitions of certain additional terms used in this prospectus are provided, in the section of this prospectus entitled “Glossary of Certain Terms.”

On November 7, 2012, we converted from a limited liability company into a corporation. In this conversion, OFS Capital Corporation succeeded to the business of OFS Capital, LLC and its consolidated subsidiaries, and the sole member of OFS Capital, LLC became the sole stockholder of OFS Capital Corporation. Thereafter, we filed an election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes we intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In this prospectus, we refer to these transactions (including the filing of an election to be regulated as a business development company) as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

Unless indicated otherwise or the context requires, all information in this prospectus assumes no exercise of the underwriters’ option to purchase additional shares of our common stock.

OFS Capital

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. We intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $50 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $25 million and $500 million. For additional information about how we define the middle-market, see “The Company—Investment Criteria/Guidelines.”

Historically, substantially all of our investment portfolio consisted of senior secured loans to middle-market companies in the United States. As of June 30, 2012, our investment portfolio, including investments held by our wholly-owned subsidiary, OFS Capital WM, LLC (“OFS Capital WM”), and Tamarix Capital Partners, L.P., in which we own a majority of the limited partnership interests (“Tamarix LP”), consisted of outstanding loans of approximately $210.6 million in aggregate principal amount and we had debt of $155.0 million aggregate principal amount outstanding. As of June 30, 2012, our investment portfolio consisted primarily of senior secured loans to middle-market companies and, to a lesser extent, junior capital, including mezzanine debt and preferred and common equity. As of June 30, 2012, our portfolio loan investments, including those held by OFS Capital WM and Tamarix LP, had a contractual 3.5-year weighted average life to maturity. In addition, as of June 30, 2012, we had commitments of approximately $212.1 million and outstanding loans of approximately $210.6 million in aggregate principal amount. The difference between the amount of commitments and the outstanding loans is attributable to the unfunded portion of revolving loans in our portfolio at that time.

On September 28, 2010, principally to facilitate the repayment of an existing credit facility that would have prevented this offering by virtue of a change-in-control provision, we sold a substantial portion of our loan portfolio to a newly formed wholly-owned Delaware limited liability company, OFS Capital WM. Concurrently with this transaction, we distributed to our parent, Orchard First Source Asset Management, LLC (“OFSAM”), a Delaware limited liability company, a substantial portion of our remaining loan portfolio and certain of our equity investments. We continue to benefit from the loan assets sold to and still held by OFS Capital WM by virtue of our ownership of all of the limited liability company interests in OFS Capital WM.

Following this offering, we expect our investment strategy will continue to be augmented by Tamarix LP, a limited partnership that received a small business investment company (“SBIC”) license from the Small Business Administration (the “SBA”) in May 2012. It is our intention to seek to acquire all of the limited partnership interests in Tamarix LP and all of the ownership interests in Tamarix Capital G.P. LLC, the limited liability company that functions as its general partner (“Tamarix GP”), that are currently owned or subscribed for by other persons. These acquisitions would require further approval from the SBA. We cannot assure you that the SBA would grant that further approval or that the holders of those ownership interests would agree to transfer them to us. In the event that the SBA were not to grant the necessary further approval, or the holders of those ownership interests did not agree to transfer them to us, we would still benefit from our significant economic interest in Tamarix LP—currently we have subscribed for $24.9 million out of a total of $36.4 million committed and partially funded commitments in Tamarix LP (giving us 68.4% of the limited partnership interests) and have a non-controlling interest in Tamarix GP—as well as our strong relationship with the investment professionals on the investment committee of Tamarix GP.

We intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We expect that our investments will include asset classes in which the investment professionals of OFS Capital Management, LLC (“OFS Advisor”), a Delaware limited liability company and our external manager, have expertise, including investments in senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. More information on each of these asset classes can be found at “The Company—Structure of Investments.” Initially, we expect that our senior loan investments will principally be made through on-balance sheet special purpose vehicles, while unitranche, second lien and mezzanine-loans will be made by us directly or by Tamarix LP. We expect our investments in the equity securities of these companies, such as preferred stock, common stock, warrants and other equity interests, will principally be made in conjunction with our debt investments, although we currently anticipate that no more than 5% of our portfolio will consist of equity investments in middle-market companies that do not pay a regular dividend. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours.

A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies and their financial sponsors or other owners or intermediaries. We expect our investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

OFS Capital Corporate Structure

We are currently organized as a corporation wholly-owned by our parent, OFSAM. OFSAM, in turn, is owned primarily by members of our board of directors and the investment committee of OFS Advisor. On November 7, 2012, we converted from a Delaware limited liability company into a Delaware corporation, OFS

Capital Corporation, and filed an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

The entity that will issue and sell shares of common stock to you is OFS Capital Corporation. As a result of this offering, OFSAM’s percentage ownership of our common stock will be reduced to 30.4% (or 27.5% if the underwriters exercise their option to purchase additional shares of our common stock).

We will have no employees and have engaged OFS Advisor as our investment adviser and OFS Capital Services, LLC (“OFS Services”), a Delaware limited liability company, to provide us with certain administrative services. OFS Advisor has contracted with Orchard First Source Capital, Inc. (“OFSC”), a Delaware corporation, to provide it with access to the senior investment personnel of OFS and its affiliates. Each of OFS Advisor, OFS Services and OFSC is a wholly-owned subsidiary of OFSAM.

As of September 28, 2010, immediately prior to the closing of the OFS Capital WM Transaction and the 2010 Distribution, substantially all of our investments were held by OFS Funding, LLC (“OFS Funding”), a Delaware limited liability company and our wholly-owned subsidiary. On September 28, 2010, we sold a substantial portion of our loan portfolio to our wholly-owned subsidiary, OFS Capital WM, in connection with the OFS Capital WM Transaction. OFS Capital WM, is managed by a loan manager that is an affiliate of Madison Capital Funding LLC, a subsidiary of New York Life Investments (“Madison Capital”), and not otherwise affiliated with us.

In addition, we intend to continue to pursue a portion of our investment strategy through Tamarix LP.

The following chart depicts our structure after giving effect to this offering and the other transactions contemplated hereby:

For additional information, see “The BDC Conversion” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments and Other Factors Affecting Comparability.”

About OFS and Our Advisor

OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. Since commencing operations in 1995, OFS (together with its predecessor) has closed in excess of 1,400 transactions with aggregate commitments in excess of $8.4 billion. OFS’s professionals have developed strong sourcing relationships and have expertise in investing across all levels of the capital structure of our targeted portfolio companies. OFS’s senior managers have gained extensive workout experience during multiple business cycles throughout the course of their careers. In addition, the senior management team has worked together since 2003 to manage over 50 workouts involving debt securities in payment default or material covenant default. As of June 30, 2012, OFS had approximately $793.3 million of assets under management (excluding cash held for operating purposes). OFS also draws upon the significant experience of Richard Ressler, the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital Corporation (“Orchard Capital”), co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

As of November 6, 2012, OFS had 23 full-time employees and five part-time employees. OFS is headquartered in Rolling Meadows, Illinois, a suburb of Chicago, with additional offices in New York, New York and Los Angeles, California.

Our investment activities will be managed by OFS Advisor, our investment advisor. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company prior to the completion of this offering, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). None of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company.

Our relationship with OFS Advisor is governed by and dependent on an investment advisory and management agreement (the “Investment Advisory Agreement”) and may be subject to conflicts of interest. We have entered into the Investment Advisory Agreement, pursuant to which OFS Advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor has entered into a staffing agreement with OFSC (the “Staffing Agreement”). OFSC employs all of OFS’s investment professionals. Under the Staffing Agreement, OFSC will make experienced investment professionals available to OFS Advisor and provide access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment advisor, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. We currently expect that the senior management team of OFS, including Glenn Pittson, Bilal Rashid, Jeff Cerny and Kathi Inorio, will provide services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

In addition to their roles with OFS Advisor, Glenn Pittson and Bilal Rashid will serve as our interested directors. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management, having spent the majority of his career in various capacities at CIBC World Markets Inc. (“CIBC”), including as head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. During the mid-1980’s, Mr. Pittson was instrumental in establishing CIBC’s leveraged lending business. Mr. Rashid has approximately 17 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit, structured credit and securitizations, including serving as a managing director in the global markets and investment banking division at Merrill Lynch & Co., Inc. (“Merrill Lynch”). Over his career, Mr. Rashid has advised, arranged financing for and lent to several middle-market credit providers, including business development companies and their affiliates.

Among other members of OFS’s senior management team, Jeff Cerny is experienced in credit evaluation, credit monitoring, troubled credit and loan administration, and negotiation and structuring of structured funding vehicles, having previously held positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Kathi Inorio’s focus is on origination and underwriting, drawing on her experience as a vice president in the corporate finance group at Heller Financial, Inc., where she was responsible for portfolio management of middle-market senior cash flow loans.

Certain Steps to Facilitate our Strategy

OFS Capital WM Transaction and OFSAM Cash Contribution

We have established OFS Capital WM to acquire, manage and finance senior secured loan investments to middle-market companies in the United States. To finance its business, on September 28, 2010 (the “OFS Capital WM Closing”), OFS Capital WM entered into a new $180 million secured revolving credit facility (the “WM Credit Facility”) with Wells Fargo Bank, N.A. (“Wells Fargo”) and Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments). In connection with the OFS Capital WM Closing, an affiliate of Madison Capital was appointed as loan manager to manage the assets of OFS Capital WM. The WM Credit Facility is secured by the eligible loan assets or participations therein acquired by OFS Capital WM from us at the OFS Capital WM Closing and eligible loan assets thereafter acquired by OFS Capital WM during its reinvestment period. Subject to limited exceptions, our sale of eligible loan assets or participations therein to OFS Capital WM is without recourse to us, and we will have no liability for the debts or other obligations of OFS Capital WM. In connection with the closing of the WM Credit Facility, the lenders received customary opinions of counsel generally to the effect that the sale of assets by us to OFS Capital WM on September 28, 2010 would be considered a true sale of those assets, and not a secured loan, and that in the event of our bankruptcy it would not be proper to ignore the separate existence of OFS Capital WM and substantively consolidate the assets and liabilities of OFS Capital WM with our own. In February 2011, OFS Capital WM entered into certain amendments to its lending arrangements that permitted us to treat the OFS Capital WM Closing as a sale for accounting purposes from that date forward (the “WM 2011 Credit Facility Amendments”), and in March 2012, OFS Capital WM entered into certain amendments to its lending arrangements, as a result of which we have consolidated the financial statements of OFS Capital WM into our own as of March 30, 2012 (the “WM 2012 Credit Facility Amendments”).

At the OFS Capital WM Closing, we sold approximately $96.9 million of loans or participations therein, transferred to us by OFS Funding, to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and cash in the amount of $36.2 million (the “OFS Capital WM Cash Consideration”). We transferred the OFS Capital WM Cash Consideration to OFS Funding, and OFS Funding used the OFS Capital WM Cash Consideration to repay a substantial portion of the outstanding loan balance under OFS Funding’s credit facility with Bank of America (the “Old Credit Facility”). We refer to these transactions collectively as the “OFS Capital WM Transaction.” Simultaneously with the OFS Capital WM Closing, OFSAM made an additional capital contribution to us in the amount of $19.5 million (the “OFSAM Cash Contribution”), which we transferred to OFS Funding, and which OFS Funding used, together with cash on hand, to pay off the remaining balance under the Old Credit Facility in full.

We entered into the OFS Capital WM Transaction in part because OFS Capital WM would be able to increase the rate of return on the senior secured assets sold to it as a result of the more favorable financing terms under the WM Credit Facility, as compared to the Old Credit Facility. We will continue to benefit from the loan assets sold to and still held by OFS Capital WM by virtue of our ownership of 100% of the equity interests in OFS Capital WM. Based on the cost of capital and the yield on the underlying assets, we have experienced positive cash flow on a quarterly basis from our investment in OFS Capital WM, and we expect to continue to do so for the life of the WM Credit Facility. In addition, our relationship with Madison Capital has significantly expanded the investment opportunities available to us. Since the OFS Capital WM Closing, OFS Capital WM has made investments in 61 companies in 44 different industry categories. The vast majority of OFS Capital WM’s investments were originated in the past two years.

For additional information on the WM Credit Facility and the OFS Capital WM Transaction, see “The Company—Our Investment in OFS Capital WM.”

2010 Distribution

In addition, concurrently with the OFS Capital WM Transaction, OFS Funding distributed to us and we in turn distributed to OFSAM approximately $67.2 million of loans or participations therein and approximately $1.5 million of equity investments. We determined to make these distributions to eliminate certain potential conflicts of interest that might arise due to the fact that we and an affiliated fund both had investments in these portfolio companies. For additional information, see the discussion of the 2010 Distribution under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments and Other Factors Affecting Comparability.”

Tamarix LP

To further facilitate our investments in the debt and equity securities of middle-market companies in the United States, we expect our investment strategy will continue to be augmented by Tamarix LP, which received an SBIC license from the SBA in May 2012. It is our intention to seek to acquire all of the limited partnership interests in Tamarix LP and all the limited liability company interests in Tamarix GP that are currently owned or subscribed for by other persons. These acquisitions would require further approval from the SBA. We cannot assure you that the SBA would grant that further approval or that the holders of those ownership interests would agree to transfer them to us. In the event that the SBA were not to grant the necessary further approval, or the holders of those ownership interests did not agree to transfer them to us, we would still benefit from our economic interests in Tamarix LP and Tamarix GP as well as our strong relationship with the investment professionals on the investment committee of Tamarix GP.

The investment and exit decisions and day-to-day investment activities of Tamarix LP are managed by the three investment professionals of Tamarix GP, each of whom, together with Glenn Pittson, our Chief Executive Officer, serves on the investment committee of Tamarix GP, which individuals have been previously approved by the SBA to manage Tamarix LP. Any investment decision on the part of Tamarix LP requires the unanimous approval of Tamarix GP’s investment committee. If we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own, we anticipate that the three investment professionals will become employees of OFSC, all of the cost of which will be borne by OFS Advisor through the Staffing Agreement.

Tamarix LP will have the same investment objective as ours and will invest primarily in debt and, to a lesser extent, equity securities; however, we expect that Tamarix LP will focus on the generation of investment opportunities that are primarily non-sponsor oriented, complementing our current sponsor-oriented origination activities. Further, we expect Tamarix LP to typically target companies with annual EBITDA between $3 million and $15 million (compared to $5 million and $50 million for us) and typically invest between $5 million and $20 million per transaction (compared to $5 million and $25 million for us).

Assuming Tamarix LP has at least $75 million in regulatory capital, Tamarix LP intends to invest over time up to $225 million, which includes borrowings by Tamarix LP of up to a maximum of $150 million in the form of SBA-guaranteed debentures to make debt and equity investments in eligible small businesses in the United States. Tamarix LP received a $30.1 million leverage commitment from the SBA in June 2012, which will terminate in September 2016. SBA leverage funding is subject to Tamarix LP’s payment of certain fees to the SBA and the ability of Tamarix LP to draw on the commitment is subject to its compliance with SBA regulations and policies. In July 2012, Tamarix LP drew $14 million on its existing leverage commitment and received $13.7 million net of expenses. We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

Notwithstanding that Tamarix LP has received an SBIC license and a leverage commitment from the SBA, we cannot assure you that Tamarix LP and Tamarix GP will receive the necessary approvals from the SBA in connection with the acquisition of the ownership interests of Tamarix LP and Tamarix GP that we do not already own, that we will be able to acquire such interests, that Tamarix LP will satisfy the conditions to receipt of SBA-guaranteed debenture funding or otherwise be able to make additional draws on its existing leverage commitment or receive additional leverage commitments from the SBA, or that we will be granted exemptive relief to exclude Tamarix LP’s debt from our asset coverage test. For additional information on Tamarix LP, see “The Company—Tamarix LP.”

Market Opportunity

We intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:

Large Target Market. According to the U.S. Census Bureau in its 2007 economic census, the most recent economic census conducted by the U.S. Census Bureau, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the vast bulk of our portfolio as of June 30, 2012. We believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Reduction in Competition Due to Dislocation in the Capital Markets. We believe that the dislocation in the markets that began with the credit crisis in 2007 continues to impact the amount of credit available to middle-market companies. Many participants in the mezzanine, second-lien and subordinated debt market over the past five years, such as hedge funds and managers of collateralized loan obligations (“CLOs”), have contracted or eliminated their origination and sourcing activities as investors’ credit concerns reduced available funding. Moreover, recent regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the introduction of new international capital and liquidity requirements under the Basel III Accords (“Basel III”), and the continued ownership of legacy non-performing assets have significantly curtailed commercial banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Significant Refinancing Requirements. We believe that the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008, which totaled approximately $97.7 billion in the aggregate, has started to become due and will continue to do so in the near term. In many cases, this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors will increase lending opportunities for us.

Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Attractive Pricing. Reduced access to, and availability of, debt capital for our targeted middle-market borrowers typically increases the interest rates, or pricing, of loans. Based on what OFS has observed, recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in many cases, warrants, all of which should enhance the profitability of new loans to lenders.

Conservative Deal Structures. As a result of the recent credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which will have access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of June 30, 2012, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 20 years of investment experience with strong institutional backgrounds, including General Electric Capital Corporation, Merrill Lynch, Heller Financial, Inc., NationsBank Corp., Sanwa Business Credit Corporation, Canadian Imperial Bank of Commerce and Drexel Burnham Lambert, Inc. Moreover, OFS’s investment professionals specialize in the acquisition, origination and sourcing, underwriting and asset management of our specific targeted class of portfolio companies and have experience in investing at all levels of the capital structure. OFS’s senior managers have gained extensive workout experience during multiple business cycles. In addition, if we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own (which is subject to, among other things, the receipt of the necessary SBA approvals in connection with such acquisition), we anticipate that this staff of investment professionals will be augmented and diversified by the addition of the three individuals who are primarily responsible for the day-to-day management of the investment activities of Tamarix LP. OFS’s credit and investment professionals are supported by additional administrative and back-office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts. OFS also draws upon the significant experience of Richard Ressler, the Chairman of the executive committee of OFSAM and the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

Alignment of Interests Among Us, the Management Team of OFS Advisor and New Investors. Unlike many business development companies, the interests of the senior management team of OFS Advisor and OFSAM are directly and significantly aligned with those of us and our new investors in this offering. After giving effect to this offering, the senior management team of OFS Advisor and OFSAM will own indirectly through their interests in OFSAM, 30.4% of our outstanding shares of common stock (or 27.5% if the underwriters’ option to purchase additional shares of our common stock is exercised). For many members of the senior management team, their investment in us represents a substantial percentage of such member’s net worth. Accordingly, these individuals have an incentive to make decisions in the long-term interests of all our stockholders.

Significant Investment Capacity. Income from our investments, together with the net proceeds of this offering and any new debt we may incur, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class. Additionally, if we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own (which is subject to, among other things, the receipt of the necessary SBA approvals in connection with such acquisition), we will be able to borrow additional funds through Tamarix LP and take advantage of additional investment opportunities to meet our investment objectives.

Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). We believe that with limited incremental investment in personnel and back-office functions, our existing loan platform could accommodate three times our current loan volume. Because OFS Advisor will be compensated in part on a fixed percentage of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), it will have an incentive to leverage that platform and put our capital to work.

Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts, which the senior managers have managed separately or as a team through multiple business cycles. We believe that this experience enables us to prepare for possible negative contingencies in order to address them promptly should they arise.

Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 17-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders. Since its inception, OFS (together with its predecessor) has closed in excess of 1,400 transactions with aggregate commitments in excess of $8.4 billion. We believe that because of its relationships and its reputation in the marketplace as a source of debt capital to the middle-market, OFS receives relationship-based “early looks” at many investment opportunities, allowing it to be selective in the transactions it pursues. Finally, we believe that our strong relationship with the investment professionals on the investment committee of Tamarix GP, as well as our relationship with the lenders to OFS Capital WM, will significantly expand the investment opportunities available to us.

Structuring with a High Level of Service and Operational Orientation. We intend to provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of OFS Advisor will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable OFS Advisor to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Rigorous Credit Analysis and Approval Procedures. OFS Advisor intends to utilize the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants. We expect that OFS Advisor will select borrowers whose businesses will retain significant enterprise value, even in a depressed market. We intend to use our capital resources to help our portfolio companies maintain sufficient liquidity to avoid the need for a distressed sale. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors and other deal sources by offering rapid initial feedback, from the OFS Advisor investment committee member leading the applicable deal team, to each investment opportunity shown to us.

Operating and Regulatory Structure

Our investment activities will be managed by OFS Advisor under the direction of our board of directors. A majority of our board of directors are independent of us, OFS Advisor and our and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.” and “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Also, as a business development company, we will generally be prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink OTC Markets, Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

In addition, Tamarix LP is subject to regulation and oversight by the SBA. See “Regulation—Small Business Investment Company Regulations” and “Risk Factors—Tamarix LP is subject to SBA regulations.” The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $225 million. Further, the SBA restricts the ability of SBICs to release their investors from their capital commitments and requires that SBICs invest idle funds in accordance with SBA regulations. SBIC regulations also include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, Tamarix LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. Tamarix LP’s receipt of an SBIC license and a $30.1 million SBA leverage commitment does not assure that Tamarix LP will receive SBA-guaranteed debenture funding, and such funding is dependent upon Tamarix LP’s continuing to be in compliance with SBA regulations and policies. It also does not assure that Tamarix LP will receive the additional SBA leverage commitment that would be necessary for Tamarix LP to receive SBA-guaranteed debenture funding in the maximum amount permitted under SBA regulations.

We have no prior history of operating as a business development company, have never operated an SBIC, and none of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company or an SBIC.

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other entities managed by OFS Advisor and its affiliates.

Although we are currently the only entity managed by OFS Advisor, affiliates of OFS Advisor manage other assets and a CLO fund and OFS Advisor and/or its affiliates may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal allocation policy, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with other entities managed by OFS Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide whether we or such other entity or entities will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. We and OFS Advisor may submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments under the circumstances where our board of directors determines that it would be advantageous for us to co-invest with other funds managed by OFS Advisor or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that any application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Related-Party Transactions and Certain Relationships.”

If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares. This could incentivize OFS Advisor to cause us to make more speculative investments or increase our debt outstanding in an effort to recoup its payment out of additional advisory compensation.

Corporate Information

Our principal executive offices are located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, and our telephone number is (847) 734-2060. Our corporate website is located at http://www.ofscapitalcorp.com. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

•

An exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”);

•	No non-binding advisory votes on executive compensation or golden parachute arrangements; and

•	Reduced financial statement and executive compensation requirements.

Notwithstanding the foregoing, we have determined that we will comply with Section 404(b) of the Sarbanes-Oxley Act regarding auditor attestation when applicable to us. We have not yet determined whether we will take advantage of any other exemptions that are not already applicable to business development companies. If we do take advantage of any of the other exemptions, we do not know if some investors will find our common stock less attractive as a result. The result may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. However, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company for up to five years, or until the earliest of (a) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (b) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (c) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

THE OFFERING SUMMARY

Common Stock Offered by Us	6,666,667 shares (or 7,666,667 shares if the underwriters exercise their option to purchase additional shares of our common stock in full).

Common Stock to be Outstanding after this Offering	9,578,691 shares, or 10,578,691 shares if the underwriters exercise their option to purchase additional shares of our common stock.

Use of Proceeds	Our net proceeds from this offering will be approximately $88.0 million, or approximately $103.0 million if the underwriters exercise their option to purchase additional shares of our common stock. If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares.

We intend to use the net proceeds of this offering, together with cash on hand, to repay $90.0 million of outstanding indebtedness under the WM Credit Facility and to use the remaining net proceeds, if any, to invest in portfolio companies in accordance with our investment objective and the strategies described in this prospectus, including through OFS Capital WM and Tamarix LP, and for general corporate purposes.

The WM Credit Facility indebtedness to be repaid includes $64.7 million of class A loans and $25.3 million of class B loans. Outstanding class A loans accrue interest at a rate per annum equal to LIBOR plus 2.75% (or 4.75% if an event of default has occurred). Outstanding class B loans accrue interest at a rate per annum equal to LIBOR plus 6.50% (or 8.50% if an event of default has occurred). The class A loans and the class B loans mature on December 31, 2016, which maturity date will be extended by one year if the reinvestment period is extended by one year.

We may also pay other operating expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering.

We intend to use substantially all of the net proceeds of this offering for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Symbol on The Nasdaq Global Market	OFS

Distributions	Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to distribute quarterly dividends to our stockholders, beginning with the first calendar quarter after the completion of this offering. We intend to pay a distribution of $0.34 per share for the quarter ending December 31, 2012. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Shares offered in this prospectus will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income generated primarily by interest and dividend income earned on our investment portfolio. The specific tax characteristics of our dividend will be reported to stockholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation	We intend to elect to be treated, and intend to qualify thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2012. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. If we are granted the proposed exemptive relief, debt of Tamarix LP will be excluded from our 200% asset coverage test under the 1940 Act. In addition, the costs associated with our borrowings, including any increase in the management fee payable to OFS Advisor, will be borne by our stockholders.

On September 28, 2010, OFS Funding repaid the remaining balance under the Old Credit Facility in the aggregate principal amount of $56.1 million, plus accrued and unpaid interest, in full and terminated the Old Credit Facility in connection with the OFS Capital WM Transaction and OFSAM Cash Contribution. Under the WM Credit Facility, OFS Capital WM, our wholly-owned subsidiary, had debt in the amount of $155.0 million outstanding as of June 30, 2012.

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Investment Advisory Fees	We pay OFS Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. Under the Investment Advisory Agreement, from the completion of this offering through October 31, 2013, the base management fee paid to OFS Advisor will be calculated at an annual rate of 0.875% of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). After October 31, 2013, the base management fee will be calculated at an annual rate of 1.75% of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). The incentive fee consists of two parts.

The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature.

The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis and, as such, will apply to the operations of Tamarix LP and OFS Capital WM if and for so long as their financial statements are consolidated with ours. See “Management and Other Agreements—Investment Advisory Agreement.”

Administration Agreement

We will reimburse OFS Services under an administration agreement (the “Administration Agreement”) for our allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record-keeping, necessary software licences and subscriptions and other administrative services at such facilities. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services. See “Management and Other Agreements—Administration Agreement.”

License Arrangements	We have entered into a license agreement with OFSAM, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” For a description of the license agreement, see “Management and Other Agreements—License Agreement.”

Risk Factors	An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 23 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

Trading	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Custodian and Transfer Agent	U.S. Bank National Association will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Available Information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330.

We maintain a website at http://www.ofscapitalcorp.com and intend to make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.23%	(1)
Offering expenses (as a percentage of offering price)	5.82%	(2)
Dividend reinvestment plan expenses	0.00%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	12.05%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee payable under Investment Advisory Agreement	2.39%	(4)
Incentive fees payable under Investment Advisory Agreement	0.00%	(5)
Interest payments on borrowed funds	4.02%	(6)
Other expenses	2.24%	(7)(8)
Acquired fund fees and expenses	0.91%	(9)

Total annual expenses	9.56%	(8)

Reduction in first year base management fee payable under Investment Advisory Agreement	(1.20)%	(4)

Total annual expenses after reduction in first year base management fee	8.36%

(1)	The sales load (underwriting discount and commission) with respect to the shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. At the initial public offering price of $15.00 per share, purchasers in this offering will not bear, directly or indirectly, this fee. If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares.

(2)	Amount reflects estimated offering expenses of approximately $5,815,289. At the initial public offering price of $15.00 per share, purchasers in this offering will not bear, directly or indirectly, these expenses.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” For additional information, see “Dividend Reinvestment Plan.”

(4)

The initial base management fee will be 0.875% of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). After October 31, 2013, the base management fee will increase to 1.75% of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). For the purposes of this table, we have assumed that the management fee will remain at 0.875% through October 31, 2013, and 1.75% thereafter as set forth in the Investment Advisory Agreement. This is reflected in the table above by showing the higher 1.75% base management fee, which is applicable after October 31, 2013, in the line item titled “Base management fee payable under Investment Advisory Agreement,” and then, in the line item titled “Reduction in first year base management fee payable under Investment Advisory Agreement,” deducting the difference between the higher fee applicable after October 31, 2013 and the initial

0.875% fee. We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. See “Management and Other Agreements—Investment Advisory Agreement.”

The 2.39% fee reflected in the table is calculated by determining the ratio that the base management fee bears to our net assets attributable to common stock (rather than our total assets). The estimate of our base management fee referenced in the table is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed money and assets of any consolidated entity) and net assets pro forma as of June 30, 2012 after giving effect to this offering and the expected repayment of indebtedness, as discussed in more detail under “Use of Proceeds.”

(5)	We may have capital gains and interest income that could result in the payment of an incentive fee to OFS Advisor in the first year after completion of this offering. However, the incentive fee payable to OFS Advisor is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0% in this chart. The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income initially calculated based on values at the closing of this offering (including income that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis as of the closing of this offering through the end of the year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis and, as such, will apply to the operations of Tamarix LP and OFS Capital WM if and for so long as their financial statements are consolidated with ours.

See “Management and Other Agreements—Investment Advisory Agreement.”

(6)	Interest payments on borrowed funds represents an estimate of our annualized interest expenses based on actual interest and credit facility expenses incurred for the three months ended June 30, 2012. Under the WM Credit Facility, our wholly-owned subsidiary, OFS Capital WM, had debt in the amount of $155.0 million outstanding as of June 30, 2012.

As discussed in more detail under “Use of Proceeds,” we expect to use the proceeds of this offering, together with cash on hand, to repay certain indebtedness under the WM Credit Facility. In addition, any outstanding class A loans will accrue interest at a reduced rate equal to LIBOR plus 2.75% pursuant to amendments to OFS Capital WM’s lending arrangements in September 2012. As a result, we expect that our actual interest payments on borrowed funds will be less than the estimate reflected in the table.

We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We also anticipate that Tamarix LP will incur additional leverage upon SBA approval and compliance with other customary procedures. Our stockholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.

(7)	Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other

Agreements—Administration Agreement.” “Other expenses” also includes the Madison fee. These expenses are based on estimated amounts for the current fiscal year.

(8)	Estimated.

(9)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. For the purposes of this table, we treat Tamarix LP as an Acquired Fund and the fees and expenses represent our estimate of the annualized management fees and administrative expenses payable directly by this entity based on actual management fees and administrative expenses for the three months ended June 30, 2012. You will incur these fees and expenses indirectly through OFS Capital’s ownership interests in Tamarix LP. For purposes of this table, the calculation of Acquired Fund fees and expenses does not include the portions of the investment advisory fee incurred by us under the Investment Advisory Agreement or the administrative fee incurred by us under the Administrative Agreement and attributable to the operations of Tamarix LP (which are part of the “base management fee” and “other expenses” listed above).

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume a base management fee of 0.875% for the first year, and 1.75% for the years thereafter. Transaction expenses are included in the following example. At the initial public offering price of $15.00 per share, purchasers in this offering will not bear, directly or indirectly, these transaction expenses.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$204.0	$376.4	$531.1	$848.0
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$204.0	$393.6	$560.1	$887.2

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

GLOSSARY OF CERTAIN TERMS

As used in this prospectus, except as otherwise indicated, the terms:

•

“2010 Distribution” refers to our distribution to OFSAM concurrently with the OFS Capital WM Transaction of a substantial portion of our remaining loan portfolio and certain of our equity investments due to the fact that we and an affiliated fund both had investments in these portfolio companies;

•

“BDC Conversion” refers to our conversion from a Delaware limited liability company into a Delaware corporation, OFS Capital Corporation, together with our elections to be treated as a business development company under the 1940 Act and a RIC under the Code;

•	“OFS” refers, collectively, to the activities and operations of OFSAM and its subsidiaries and certain affiliates;

•	“OFS Advisor” refers to OFS Capital Management, LLC, a Delaware limited liability company and wholly-owned subsidiary of OFSAM, and our investment adviser;

•

“OFS Capital,” “we,” “us,” “our” and the “Registrant” refer to OFS Capital, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of OFSAM, and its consolidated subsidiaries for the periods prior to consummation of the BDC Conversion, and refer to OFS Capital Corporation, a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;

•	“OFS Capital WM” refers to OFS Capital WM, LLC, a Delaware limited liability company and our wholly-owned subsidiary;

•

“OFS Capital WM Cash Consideration” refers to the cash received by us from OFS Capital WM in the OFS Capital WM Transaction, which we transferred to OFS Funding, and which OFS Funding used to repay a substantial portion of the outstanding balance under the Old Credit Facility;

•

“OFS Capital WM Transaction” refers to the sale of a substantial portion of our loan portfolio to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and the OFS Capital WM Cash Consideration in connection with OFS Capital WM’s entry into the WM Credit Facility;

•	“OFS Funding” refers to OFS Funding, LLC, a Delaware limited liability company and our wholly-owned subsidiary, and the entity which historically held our investment portfolio;

•

“OFS senior professionals” refers to the senior professional employees of OFSC contracted to OFS Advisor under the Staffing Agreement, who are deemed employees of OFS Advisor for all purposes under the 1940 Act and the Advisers Act;

•	“OFS Services” refers to OFS Capital Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of OFSAM, and our administrator;

•	“OFSAM” refers to Orchard First Source Asset Management, LLC, a Delaware limited liability company and our parent company prior to the completion of this offering;

•

“OFSAM Cash Contribution” refers to the cash contribution made by OFSAM to us simultaneously with the OFS Capital WM Transaction, which we transferred to OFS Funding, and which OFS Funding used, together with cash on hand, to payoff the remaining balance under the Old Credit Facility in full;

•

“OFSC” refers to Orchard First Source Capital, Inc., a Delaware corporation and wholly-owned subsidiary of OFSAM, which employs all of OFSAM’s investment professionals, and is an affiliate of OFS Advisor;

•	“Tamarix LP” refers to Tamarix Capital Partners, L.P., a Delaware limited partnership through which we expect to continue to pursue a portion of our investment strategy;

•

“WM 2011 Credit Facility Amendments” refers to certain amendments to OFS Capital WM’s lending arrangements entered into in February 2011 that permitted us to treat the OFS Capital WM Closing as a sale for accounting purposes from that date forward;

•

“WM 2012 Credit Facility Amendments” refers to certain amendments entered into in March 2012 that will give us greater authority over certain decisions with respect to OFS Capital WM’s portfolio, including amendments, modifications and restructurings of such investments, and noticing and waiving defaults and accelerating portfolio loans, and that require us to consolidate the OFS Capital WM financial statements into ours as of March 30, 2012;

•

“WM Consolidation Adjustments” refers to the financial statement adjustments to consolidate OFS Capital WM’s financial statements into our own as a result of the WM 2012 Credit Facility Amendments; and

•	“WM Credit Facility” refers to the $180 million senior secured revolving credit facility, which OFS Capital WM entered into with Wells Fargo and Madison Capital to finance its business.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, debt which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $50 million and $300 million; annual EBITDA between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $25 million and $500 million. See “The Company—Investment Criteria/Guidelines.”

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have never operated as a business development company, qualified to be treated as a RIC or operated an SBIC, and none of OFS Advisor or its affiliates has ever managed a business development company, a RIC or an SBIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We have never operated as a business development company or qualified to be treated as a RIC, and none of OFS Advisor or its affiliates has ever managed a business development company. As a result of our limited experience as a business development company, we are subject to the business risks and uncertainties associated with new entities of these types, including the risk that we will not achieve our investment objective, or that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, OFS Advisor or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We intend to continue to pursue a portion of our investment strategy through Tamarix LP; however, we have never operated or managed an SBIC. Although Tamarix LP has received an SBIC license, none of us, OFS Advisor or any of our or its respective affiliates has any experience in operating an SBIC or complying with SBA regulations and requirements. As a result, our lack of experience may hinder our ability to obtain the necessary approvals from the SBA in connection with the acquisition of the ownership interests of Tamarix LP and Tamarix GP that we do not already own or, even if such approvals are received, to take advantage of investment opportunities through Tamarix LP and to achieve our investment objective.

We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates, including Tamarix GP’s management personnel.

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Glenn Pittson, Senior Managing Director of OFSC, Bilal Rashid, Senior Managing Director of OFSC, Jeffrey Cerny, Senior Managing Director of OFSC, and Kathi Inorio, Senior Managing Director of OFSC. Each of these individuals is an employee at will of OFSC and is not subject to an employment contract. In addition, we will rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of OFS Advisor’s investment committee pursuant to a consulting agreement with Orchard Capital. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.

In addition, the day-to-day investment activities of Tamarix LP are managed by the three investment professionals of Tamarix GP, each of whom, together with Glenn Pittson, our Chief Executive Officer, serves on the investment committee of Tamarix LP. If we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own, we anticipate that the three investment professionals will become employees of OFSC. The departure of any of Tamarix GP’s management personnel could have a material adverse effect on our ability to obtain the necessary approvals from the SBA in connection with the acquisition of the ownership interests in Tamarix LP and Tamarix GP that we do not already own and our strategy to make investments through Tamarix LP.

We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement and, to the extent applicable, in accordance with SBIC requirements. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

OFS Advisor is a subsidiary of OFSAM that has no employees and will depend upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor will also depend upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs all of OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure you that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.

The investment committee that will oversee our investment activities is provided by OFS Advisor under the Investment Advisory Agreement. OFS Advisor’s investment committee consists of Richard Ressler (Chairman), Glenn Pittson, Bilal Rashid, Jeffrey Cerny and Kathi Inorio. The loss of any member of OFS Advisor’s investment committee or of other OFS senior professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon OFS Advisor to maintain OFS’s relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

A substantial portion of our senior secured loan portfolio was purchased by OFS Capital WM, our wholly-owned subsidiary, using borrowed funds and will be managed by an unaffiliated loan manager.

OFS Capital WM financed the purchase from us of a substantial portion of our loan portfolio using funds borrowed under the WM Credit Facility. While investors in OFS Capital will continue to benefit from the loan assets sold to OFS Capital WM by virtue of our ownership of 100% of the equity interests in OFS Capital WM, they will also be exposed to the risks associated with those assets. For example, lenders have a first lien on the loan assets sold to OFS Capital WM and will have a superior claim to our claim as equityholder in any liquidation of OFS Capital WM. In addition, lenders have a first lien on our equity interests in OFS Capital WM and will have a superior claim to a claim by our investors on those equity interests in any liquidation of OFS Capital. Additionally, OFS Capital WM will be managed by an affiliate of Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments), as loan manager, pursuant to the WM Credit Facility documentation, which prescribes the order in which payments are to be applied and contains other contractual restrictions. Accordingly, at least in the near term, our success will depend, to a certain degree, on the administration of OFS Capital WM’s portfolio by an unaffiliated loan manager. If the loan manager is unable to generate sufficient returns to permit payments to us under the WM Credit Facility documentation or defaults in its obligation thereunder, we could be materially and adversely affected. In addition, we could have a conflict of interest with Madison Capital and its affiliates by virtue of the fact that Madison Capital holds class B loans under the WM Credit Facility, whereas our interest is as an equityholder.

We may not replicate the historical results achieved by OFSAM or other entities managed or sponsored by OFSAM and its other affiliates.

Our primary focus in making investments may differ from those of OFS Funding to date and from OFSAM’s other proprietary investments or the investments of other investment funds, accounts or other investment vehicles that are or have been managed by OFSAM or its other affiliates. Although our historical concentration has been investments in senior secured loans, we intend to pursue an investment strategy that will also focus on investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other equity securities. In addition, as a result of the OFS Capital WM Transaction, we no longer have sole management control over the assets we sold to OFS Capital WM, or any assets subsequently acquired by OFS Capital WM, and these assets may not achieve or replicate historical results. In connection with the 2010 Distribution, we distributed to OFSAM a substantial portion of our remaining loan portfolio and certain of our equity investments. As a result of these transactions, we will no longer receive income from these investments. We may consider co-investing in portfolio investments with OFSAM or its other affiliates or other investment funds, accounts or investment vehicles managed by OFSAM or its other affiliates. Any such investments will be subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will pursue or obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by OFSAM or its other affiliates, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Our financial condition and results of operation will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on OFS Advisor’s ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon OFS Advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor will have substantial responsibilities under the Investment Advisory Agreement. The OFS senior professionals and other personnel of OFS Advisor’s affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations. In addition, as a result of the OFS Capital WM Transaction, we no longer have sole management control over a substantial portion of our historical portfolio.

We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.

Although we are currently the only entity managed by OFS Advisor, affiliates of OFS Advisor manage other assets and a CLO fund and OFS Advisor and/or its affiliates may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. The members of OFS Advisor’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Similarly, OFS Advisor and/or its affiliates may have, or may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

OFS Advisor’s investment committee, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

OFS senior professionals and members of OFS Advisor’s investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including any assets owned by any consolidated entity, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to OFS Advisor that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since

OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity).

We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements—License Agreement.” In addition, we will rent office space from another subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) any person who owns more than 25% of our voting securities or certain of that person’s affiliates.

We may, however, invest alongside OFSAM and its other affiliates or their respective other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside OFSAM and its other affiliates or their respective other clients as otherwise permissible under regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which OFSAM and its other affiliates or a fund managed by OFSAM or its other affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser. Historically, we have invested in a number of the same middle-market companies as a fund managed by OFSAM or one of its affiliates. Most of these co-investments have been in securities of the same seniority. Concurrently with the OFS Capital WM Transaction, we distributed to OFSAM a substantial portion of our loan portfolio and certain of our equity investments. In connection with our election to be regulated as a business development company, we will not be permitted to co-invest with other funds managed by OFSAM or one of its affiliates in certain types of negotiated investment transactions unless we receive exemptive relief from the SEC permitting us to do so. Although we may apply to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that any application for such relief will be granted or what conditions will be placed on such relief.

We may not obtain the necessary approvals from the SBA in connection with our proposed acquisition of the ownership interests in Tamarix LP and Tamarix GP that we do not already own, and we may not be able to acquire such interests.

Tamarix LP has received an SBIC license to operate as a “stand-alone” entity. Additional approvals of the SBA will be required in connection with our proposed acquisition of the ownership interests in Tamarix LP and Tamarix GP that we do not already own due to the fact that, following such acquisition, Tamarix LP will be what is known as a “drop-down” SBIC. We cannot guarantee that the SBA will provide those necessary approvals. Additionally, the owners of the remaining ownership interests in Tamarix LP and Tamarix GP are under no contractual obligation to sell us their interests. If the SBA does not issue the approvals necessary for us to acquire the remaining ownership interests in Tamarix LP and Tamarix GP, or the other holders of the ownership interests are unwilling to sell us their interests, our ability to benefit from Tamarix LP’s investment opportunities will be correspondingly limited. In the event we are unable to acquire the remaining ownership interests in Tamarix LP and Tamarix GP, we anticipate that we will invest substantially less in Tamarix LP than we would have otherwise, and no more than our current commitment aggregating $25 million in respect of both entities. While our investment objective and strategy will remain the same, the inability to acquire the remaining ownership interests in Tamarix LP and therefore utilize the full leverage capacity of Tamarix LP will potentially reduce the return on our investments or force us to seek alternative sources of debt financing. An inability to obtain acceptable alternative financing could limit our ability to grow our business and execute our business strategy and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may not receive exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP from our asset coverage test, which may decrease our capacity to fund investments with debt capital.

We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. We cannot assure you that we will receive exemptive relief from the SEC and if we do not receive an exemption for this SBA debt, we would have reduced capacity to fund investments with debt capital. As a result, we may not be able to realize fully the benefits of Tamarix LP and may not achieve our investment objective.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debenture funding that may be received by an SBIC or group of SBICs under common control.

SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $225 million. Assuming we are able to acquire the ownership interests in Tamarix LP and Tamarix GP that we do not already own, we cannot presently predict whether or not we will borrow the maximum permitted amount; if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, Tamarix LP’s status as an SBIC and its receipt of a $30.1 million SBA leverage commitment does not automatically assure that it will receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon whether Tamarix LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by Tamarix LP.

Tamarix LP is subject to SBA regulations.

We expect our investment strategy will continue to be augmented by Tamarix LP, which is regulated by the SBA. It is our intention to seek to acquire all of the limited partnership interests in Tamarix LP and all the limited liability company interests in Tamarix GP that are currently owned or subscribed for by other persons. These acquisitions would require further approval from the SBA. We cannot assure you that the SBA would grant that further approval or that the holders of those ownership interests would agree to transfer them to us.

The SBIC license allows Tamarix LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. Tamarix LP has received a $30.1 million SBA leverage commitment and may receive additional leverage commitments from the SBA. However, receipt of SBA-guaranteed debenture funding is subject to its compliance with SBA regulations and policies. We cannot assure you that Tamarix LP will satisfy the conditions to receipt of such funding or that it will otherwise be able to make additional draws on its existing commitment or receive additional commitments from the SBA.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If Tamarix LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit its ability to make new investments. The SBA, as a creditor, will have a superior claim to Tamarix LP’s assets over Tamarix LP’s limited partners and our stockholders in the event Tamarix LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by Tamarix LP in the event of a default. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because of our ownership interest in Tamarix LP.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates. Compliance with SBIC requirements may cause Tamarix LP to forego attractive investment opportunities that are not permitted under SBA regulations.

Tamarix LP is subject to ongoing regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. The SBA restricts the ability of SBICs to release their investors from their capital commitments and requires that SBICs invest idle funds in accordance with SBA regulations. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC as well as other transfers of limited partnership interests. In addition, Tamarix LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. These requirements may make it more difficult for us to achieve our investment objective.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (other than cash, cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), OFS Advisor will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.

As a business development company, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on OFS Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses, on a pro forma basis after giving effect to the pro forma adjustments discussed in more detail below under “Unaudited Pro Forma Condensed Combined Financial Statements.” The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-51%	-31%	-12%	8%	27%

(1)	Assumes $216.8 million in total pro forma assets, $155.0 million in pro forma debt outstanding, $55.7 million in pro forma net assets and an average cost of funds of 4.3%. Assumptions are based on our financial condition and our average cost of funds at June 30, 2012.

Based on our outstanding pro forma indebtedness of $155.0 million as of June 30, 2012 and the average cost of funds of 4.3% as of that date, our investment portfolio must experience an annual return of at least 3.0% to cover interest payments on the outstanding debt.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain our qualification as a RIC.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for the year ending December 31, 2012 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. If we qualify as a RIC under the Code, we will not be required to pay corporate level federal income taxes on our income and capital gains distributed (or deemed distributed) to our stockholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax. To qualify and maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.

In order for us to qualify as a RIC and to minimize corporate-level taxes, we will be required to distribute on an annual basis substantially all of our taxable income, which would include income from our subsidiaries and portfolio companies. As a substantial portion of our investments are, or are anticipated to be, made through OFS Capital WM or Tamarix LP, we will be substantially dependent on those entities for cash distributions to enable us to meet the RIC distribution requirements. Tamarix LP may be limited by the Small Business Investment Act of 1958 and SBA regulations governing SBICs from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for Tamarix LP to make certain distributions to maintain our status as a RIC and we cannot assure you that the SBA will grant such waiver. Additionally, OFS Capital WM is managed by an unaffiliated loan manager pursuant to the WM Credit Facility documentation, which prescribes the order in which payments are to be applied and contains other contractual restrictions. Accordingly, we cannot assure you that OFS Capital WM will make distributions to us. If our subsidiaries and portfolio companies are unable to make distributions to us, this may result in loss of RIC status and a consequent imposition of a corporate-level federal income tax on us.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount (“OID”). This may arise if we purchase assets at a discount, receive warrants in connection with the making of a loan or in other circumstances, or through contracted payment-in-kind (“PIK”) interest (meaning interest paid in the form of additional principal amount of the loan instead of in cash), which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Additionally, assets have been transferred to us with built-in-gain (i.e., assets in respect of which our basis is less than fair market value upon receipt of such assets (“built-in-gain assets”)).

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we rely on the IRS revenue procedure, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

As of June 30, 2012, we had debt outstanding in the amount of $155.0 million. We intend to use the proceeds of this offering, together with cash on hand, to repay $90.0 million of outstanding indebtedness under the WM Credit Facility and anticipate being in compliance with the 200% asset coverage test under the 1940 Act upon the consummation of this offering. However, our ability to incur additional debt and remain in compliance with the asset coverage test will be limited. Following this offering, we may seek a credit facility to finance investments and potentially for working capital requirements. Assuming Tamarix LP has at least $75 million in regulatory capital, Tamarix LP intends to invest over time up to $225 million, which includes borrowings by Tamarix LP of up to a maximum of $150 million by issuing SBA-guaranteed debentures to make debt and equity investments in eligible small businesses in the United States. There can be no assurance that we will be able to obtain such financing on favorable terms or at all, or that Tamarix LP will be able to borrow additional funds. We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital. However, we cannot assure you that we will receive such exemptive relief from the SEC.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We do not, however, anticipate issuing preferred stock during the 12 months following this offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

Various events could negatively impact the value of our investment in OFS Capital WM (and, as a result, your investment in us), including an event of default under the WM Credit Facility documentation and the substantive consolidation of OFS Capital WM with us.

The WM Credit Facility documentation contains several events of default, including breaches of representations and warranties by us, OFS Capital WM or Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments) and breaches of covenants that prohibit certain actions by us, OFS Capital WM, Madison Capital or the affiliate of Madison Capital that acts as loan manager for OFS Capital WM. If an event of default were to occur, the trustee, at the request of the controlling lender, will accelerate the outstanding indebtedness under the WM Credit Facility and may enforce its rights in the collateral securing the facility. As we have pledged our equity interest in OFS Capital WM as security for the obligations under the WM Credit Facility, we may lose all or a portion of our investment in OFS Capital WM if an event of default occurs. Breaches of the WM Credit Facility documentation that fall short of an event of default could also negatively impact the value of our equity interest in OFS Capital WM and the value of your investment in OFS Capital.

The structure of the OFS Capital WM Transaction is intended to avoid, in the event of our bankruptcy, the consolidation of OFS Capital WM into our operations or estate in bankruptcy. If the true sale of the assets that we sold to OFS Capital WM on September 28, 2010 were not respected in the event of our bankruptcy, a trustee or debtor-in-possession might be able to recharacterize the transaction as a secured financing where the assets of OFS Capital WM would be included in our estate and the indebtedness then outstanding under the WM Credit

Facility would be treated as our indebtedness. The debt of OFS Capital WM at such time may be substantial and could result in our stockholders receiving substantially less than they otherwise would have or nothing in the event of our bankruptcy.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Once we have fully invested the net proceeds of this offering, we will access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We are currently operating in a period of capital markets disruption.

The U.S. capital markets have been experiencing volatility and disruption since the beginning of the credit crisis in 2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations and sourcings, limit our ability to grow and negatively impact our operating results.

Adverse developments in the credit markets may impair our ability to secure debt financing.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.

If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Additionally, SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. We cannot assure you that Tamarix LP will be able to borrow funds on favorable terms.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. Until we acquire the remaining limited partnership interests in Tamarix LP that we do not already own, Tamarix LP will not be a qualifying asset. If a sufficient portion of our assets are not qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that many of our portfolio investments, including those of our subsidiaries, will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we will value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. Most of our investments (other than cash and cash equivalents) will be classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement (ASC Topic 820) (“FAS 157 (ASC Topic 820)”). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We expect to retain the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, distributions from our subsidiaries and portfolio companies, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws, regulations or accounting standards governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, and new laws, regulations, accounting standards and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy, including making investments in entities such as OFS Capital WM, in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our accounting practices described in this prospectus, and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Delaware law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware (the “DGCL”) contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by OFS Advisor and its affiliates, including the expertise of Tamarix LP’s management personnel. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations. The inability to access, hire or retain Tamarix LP’s management personnel could materially impede Tamarix LP’s ability to access the SBA’s guaranteed-debenture program until we have resolved this issue to the SBA’s satisfaction, or impede our ability to acquire the ownership interests in Tamarix LP or Tamarix GP that we do not already own.

OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2013, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of OFS Advisor and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into 2012, the global capital markets have experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. The continuation or further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our mezzanine loans are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Investing in our securities may involve an above-average degree of risk.

Historically, substantially all of our investment portfolio consisted of senior secured loans to middle-market companies in the United States. Following this offering, we intend to expand into additional asset classes, including investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities, which may result in a higher amount of risk than alternative investments, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Our investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we expect to rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

We have not yet identified the portfolio company investments we will acquire using the proceeds of this offering.

We have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of this offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, OFS Advisor will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest these amounts in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in junior debt securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We will be a non-diversified management investment company within the meaning of the 1940 Act, and therefore we will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We will be classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Although we believe our portfolio is well-diversified across companies and industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Although we generally do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments, we may hold debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings or experience similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we generally do not hold controlling equity positions in our portfolio companies. As a result of not holding controlling equity interests in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments. In addition, as a result of the WM 2012 Credit Facility Amendments, we have substantial additional input into certain key management decisions with respect to OFS Capital WM’s portfolio companies, including decisions with respect to amendments to or modifications of the investments in these entities, or noticing or waiving of defaults or accelerating portfolio loans. While the loan manager for OFS Capital WM is not required to follow our recommendations, if we make a recommendation with which the loan manager disagrees, the loan manager must at our direction commence a process to sell the applicable investment, subject to our right to control the negotiations for such sale and to suspend any such sales process.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest a substantial portion of our capital in senior secured, unitranche, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second- priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our base management fee may induce OFS Advisor to cause us to incur leverage.

Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the common stock offered by this prospectus. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.

Our incentive fee and OFS Advisor’s agreement to pay the sales load in certain circumstances may induce OFS Advisor to make certain investments, including speculative investments.

The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders, including investors in this offering. In addition, because OFS Advisor has agreed to pay the sales load attributable to those additional shares of our common stock upon the exercise of the underwriters’ purchase option, this could incentivize OFS Advisor to cause us to make more speculative investments so that it might recoup its payment out of additional advisory compensation.

OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest. For example, by virtue of our investment in OFS Capital WM, our stockholders indirectly incur management fees payable to the loan manager of the OFS Capital WM portfolio.

Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same junior debt securities investments that we intend to make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in senior secured, unitranche, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, except as described below, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. In the case of OFS Capital WM, our wholly-owned subsidiary, we will not receive direct benefits from the sale of assets in its portfolio. Rather, our return on our investment in such assets will depend on the ability of OFS Capital WM’s loan portfolio to generate cash flow in excess of payments required to be made to other parties under the terms of the WM Credit Facility documentation and distribution of the excess to us.

Risks Relating to This Offering

We cannot assure you that we will be able to deploy the proceeds of this offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering to be invested in portfolio companies in accordance with our investment objective will be invested within six months after the completion of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of this offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, SBICs or business development companies;

•	failure to qualify for treatment as a RIC or loss of RIC or business development company status;

•	failure of Tamarix LP to maintain its status as an SBIC;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

Our common stock has been approved for listing on The Nasdaq Global Market. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our inexperience operating a business development company or an SBIC, or qualifying as a RIC;

•	our dependence on key personnel;

•	our ability to maintain or develop referral relationships;

•	the administration of OFS Capital WM’s portfolio by an unaffiliated loan manager;

•	our ability to replicate historical results;

•	the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;

•	actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM;

•	constraint on investment due to access to material nonpublic information;

•	restrictions on our ability to enter into transactions with our affiliates;

•	our ability to obtain the necessary approvals of the SBA in connection with our proposed acquisition of the ownership interests in Tamarix LP or Tamarix GP that we do not already own;

•	our receipt of exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP from our asset coverage test;

•	limitations on the amount of SBA-guaranteed debentures that may be issued by an SBIC;

•	Tamarix LP’s ability to comply with SBA regulations and requirements;

•	the use of borrowed money to finance a portion of our investments;

•	competition for investment opportunities;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	the ability of Tamarix LP, OFS Capital WM and our portfolio companies to make distributions enabling us to meet RIC requirements;

•	our ability to raise capital as a business development company;

•	the timing, form and amount of any distributions from our portfolio companies;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the general economy and its impact on the industries in which we invest;

•	uncertain valuations of our portfolio investments; and

•	the effect of new or modified laws or regulations governing our operations.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, among other things, those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 6,666,667 shares of our common stock in this offering will be approximately $88.0 million (or approximately $103.0 million if the underwriters exercise their option to purchase additional shares of our common stock), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $12.0 million payable by us. If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares.

We intend to use the net proceeds of this offering, together with cash on hand, to repay $90.0 million of outstanding indebtedness under the WM Credit Facility and to use the remaining net proceeds, if any, to invest in portfolio companies in accordance with our investment objective and the strategies described in this prospectus, including through OFS Capital WM and Tamarix LP, and for general corporate purposes. The WM Credit Facility indebtedness to be repaid includes $64.7 million of class A loans and $25.3 million of class B loans. Outstanding class A loans accrue interest at a rate per annum equal to LIBOR plus 2.75% (or 4.75% if an event of default has occurred). Outstanding class B loans accrue interest at a rate per annum equal to LIBOR plus 6.50% (or 8.50% if an event of default has occurred). The class A loans and the class B loans mature on December 31, 2016, which maturity date will be extended by one year if the reinvestment period is extended by one year. We may also pay other operating expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering. We intend to use substantially all of the net proceeds of this offering for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to distribute quarterly dividends to our stockholders, beginning with the first calendar quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to pay a distribution of $0.34 per share for the quarter ending December 31, 2012. The amount of any such distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Shares offered in this prospectus will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income generated primarily by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ending December 31, 2012. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income (i.e., the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending on October 31 of that calendar year reduced by our net ordinary loss for the calendar year (but not below our net capital gain for the one-year period ending on October 31 of that calendar year) or, if we have a taxable year that ends with the month of November or December and so elect, 98.2% of our capital gain net income for the calendar year reduced by our net ordinary loss for the calendar year (but not below our net capital gain for the calendar year); and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We also intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings. Additionally, we may be limited in our ability to make distributions if we do not receive distributions from our subsidiaries and portfolio companies (including Tamarix LP and OFS Capital WM). OFS Capital WM is managed by an unaffiliated loan manager pursuant to the WM Credit Facility documentation, which prescribes the order in which payments are to be applied and contains other contractual restrictions. We cannot assure you that OFS Capital WM will make distributions to us. Tamarix LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. If we do not receive distributions from our subsidiaries, our ability to make distributions may be limited.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to OFS Advisor. See “Dividend Reinvestment Plan.”

THE BDC CONVERSION

On November 7, 2012, immediately prior to our election to be treated as a business development company, we completed a conversion pursuant to which, by operation of law, OFS Capital Corporation succeeded to the business of OFS Capital, LLC and its consolidated subsidiaries, and OFSAM, the sole member of OFS Capital, LLC became the sole stockholder of OFS Capital Corporation. The entity issuing and selling shares of common stock to investors in this offering is OFS Capital Corporation. Upon completion of this offering, OFSAM will own an interest of 30.4% in us (or 27.5% if the underwriters exercise their option to purchase additional shares of our common stock).

Our election to be treated as a business development company under the 1940 Act will require us to change some of the accounting principles used to prepare our consolidated financial statements. After the business development company election, our consolidated financial statements will be prepared in accordance with Article 6 of Regulation S-X, which, among other things, will require us to report our portfolio investments at fair value with changes in value reported through our consolidated financial statements. Additionally, the business development company election will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of income may not be indicative of our financial condition and results of operations after we make the election. Please refer to “Unaudited Pro Forma Condensed Combined Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus for detailed analysis and discussion of how this business development company election will impact our December 31, 2011 and June 30, 2012 historical consolidated financial statements.

In addition, for tax purposes, we intend to elect to be treated as a RIC under the Code.

CAPITALIZATION

The following table sets forth:

•	the actual consolidated capitalization of OFS Capital, LLC at June 30, 2012;

•

the pro forma consolidated capitalization of OFS Capital Corporation at June 30, 2012, giving effect to the pro forma adjustments discussed in more detail below under “Unaudited Pro Forma Condensed Combined Financial Statements”; and

•

the pro forma consolidated capitalization of OFS Capital Corporation at June 30, 2012, as adjusted to reflect the sale of 6,666,667 shares of our common stock in this offering at the initial public offering price of $15.00 per share after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $12.0 million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds.”(1)

You should read this table together with “Unaudited Pro Forma Condensed Combined Financial Statements” and “Use of Proceeds” and the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.

	As of June 30, 2012 (unaudited)
	OFS Capital, LLC Actual	OFS Capital Corporation Pro Forma	OFS Capital Corporation As Adjusted(1)
	(dollars in thousands)
Assets:
Cash and cash equivalents	$13,592	$15,100	$14,479
Restricted cash and cash equivalents	623	623	623
Investments, at fair value	204,599	187,800	187,800
Equity investment in Tamarix LP	—	4,703	4,703
Interest receivable and other assets	626	580	600
Deferred offering costs	4,831	4,831	—
Deferred financing costs	2,795	3,169	3,169

Total assets	$227,066	$216,806	$211,374

Liabilities:
Revolving line of credit - Wells Fargo	$129,708	$129,708	$65,036
Revolving line of credit - Madison Capital	25,328	25,328	—
Interest payable	1,473	1,473	1,473
Management fee payable	591	314	314
Due to affiliated entities, net	7,334	—	—
Accrued expenses and other liabilities	4,215	4,257	871

Total liabilities	168,649	161,080	67,694

Member’s Equity:
Member’s interest	57,075	N/A	N/A
Non-controlling interests	1,342

Total member’s equity	58,417
Stockholders’ Equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized; 2,912,024 shares issued and outstanding, pro forma; 9,578,691 shares issued and outstanding, pro forma as adjusted	N/A	$29	$96
Capital in excess of par		55,697	143,584

Total liabilities and member’s/stockholders’ equity	$227,066	$216,806	$211,374

Pro forma net asset value	$58,417	$55,726	$143,680

(1)	Following June 30, 2012, we used a significant portion of our cash on hand and additional borrowings to make additional investments in the ordinary course of business.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

Prior to consummation of the BDC Conversion, we had one limited liability company interest outstanding. Our net asset value as of June 30, 2012 was approximately $58.4 million. Our pro forma net asset value at June 30, 2012 was $55.7 million, or approximately $19.14 per share of common stock, after giving effect to the BDC Conversion. After giving effect to the sale of 6,666,667 shares to be sold in this offering at the initial public offering price of $15.00 per share, the deduction of discounts and estimated expenses of this offering payable by us, and the application of the net proceeds as discussed in more detail under “Use of Proceeds,” our pro forma net asset value would have been approximately $143.7 million, or $15.00 per share, representing a decrease in the pro forma net asset value per share to existing stockholders of $4.14. Therefore, at the initial public offering price of $15.00 per share, purchasers in this offering will not experience immediate dilution.

The following table illustrates the dilution to the shares on a per share basis:

Initial public offering price per share	$15.00
Pro forma net asset value per share before this offering but after BDC Conversion	19.14

Decrease in net asset value per share attributable to new stockholders in this offering	$(4.14)

Adjusted pro forma net asset value per share after the completion of the BDC Conversion and this offering	$15.00

Dilution (accretion) per share to new stockholders (without exercise of the underwriters’ option to purchase additional shares of our common stock)	$0.00

If the underwriters exercise their option to purchase additional shares of our common stock in this offering, OFS Advisor has agreed to pay the sales load attributable to those additional shares. As a result, upon such exercise, the adjusted pro forma net asset value per share after this offering would be $15.00 per share, the decrease in the pro forma net asset value per share to existing stockholders would be $4.14 per share and the dilution to new stockholders purchasing shares in this offering would be $0.00 per share.

The following table summarizes, as of June 30, 2012, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share (a) paid by OFSAM after giving effect to the BDC Conversion and (b) to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $15.00 per share, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%
Existing stockholder	2,912,024	30.4%	$55,726,000	35.8%	$19.14
New stockholders	6,666,667	69.6	100,000,005	64.2	15.00

Total	9,578,691	100.0%	$155,726,005	100.0%	$16.26

SELECTED FINANCIAL DATA AND OTHER INFORMATION

You should read the following selected consolidated historical financial data below in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements, related notes and other financial information included in this prospectus. The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by the consolidated financial statements and related notes included in this prospectus.

We derived the selected consolidated financial data for the years ended December 31, 2011 and 2010 from our audited consolidated financial statements and related notes, which are included elsewhere in this prospectus. We derived the selected consolidated financial data for the years ended December 31, 2009 and 2008 from our audited consolidated financial statements and related notes, which are not included in this prospectus. We derived the selected consolidated financial data for the year ended December 31, 2007 from our unaudited consolidated financial statements and related notes, which are not included in this prospectus. We derived the selected consolidated financial data for the six months ended June 30, 2011 and 2012 from our unaudited consolidated financial statements and related notes, which are included elsewhere in this prospectus. In the opinion of management, the unaudited consolidated financial statements presented include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the information set forth therein.

Our election to be treated as a business development company under the 1940 Act and our anticipated election to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements. These matters also will result in changes in the presentation of our financial statements. Additionally, these elections will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of income may not be indicative of our financial condition and results of operations after we make these elections. See the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.”

	Six Months Ended June 30,		Years Ended December 31,
	2012	2011	2011	2010		2009(8)		2008		2007
	(unaudited)	(unaudited)								(unaudited)
	(dollars in thousands)
Interest and fees on loans	$5,103	$989	$1,772	$10,253		$16,812		$25,811		$44,606
Other interest income	—	—	—	—		711		2,659		8,875
Dividend income	59	—	—	—		—		—		—
Interest expense	1,445	831	831	3,654		7,131		19,594		40,987

Net interest income	3,717	158	941	6,599		10,392		8,876		12,494
Provision for loan losses (recovery)	—	(705)	(199)	(2,390)		6,886		23,754	(11)	5,570

Net interest income after loan loss provision (recovery)	3,717	863	1,140	8,989		3,506		(14,878)		6,924
Other income (expense)
Management fee income - related party(1)	—	—	—	—		4,575		4,499		4,445
Realized gain (loss) on sale of assets	(1,165)	(889)	(889)	(1,641)		6,030		(2,111)		2,570
Cancellation of debt income	—	—	—	—		—		189,525	(12)	—
Write-down of structured securities and impairment of other equity investments	—	—	—	—		(819)		—		—
Amortization and write-off of deferred closing financing costs	(143)	—	—	(1,500	)(7)	(3,058	)(9)	(7,627	)(13)	(688)
Income (loss) from equity interest in OFS Capital WM and Tamarix GP	2,642	1,480	(638)	2,353		—		—		—
Fee and other income	—	89	89	389		1,794		2,561		3,869
Management fee expense - related parties(2)	(1,440)	(744)	(1,365)	(1,850)		—		—		—
Net change in unrealized depreciation on investments	(939)	—	—	—		—		—		—
Unrealized gain (loss) on warrants	—	(156)	(156)	19		0		0		0
Gain (loss) on payable under securities loan agreement	—	71	71	(1,058)

Total other income (expense), net	(1,045)	(149)	(2,888)	(3,288)		8,522		186,847		10,196

Operating expenses	781	237	439	462		8,806		8,602		12,506

Income (loss) before income tax expense (benefit)	1,891	477	(2,187)	5,239		3,222		163,367		4,614
Income tax expense (benefit)	—	—	—	—		(36)		53		363

Net income (loss) before cumulative effect of accounting change	1,891	477	(2,187)	5,239		3,258		163,314		4,251

Cumulative effect of accounting change	570	—	—	—		—		—		—
Net loss attributable to non-controling interests	(29)	—	—	—		—		—		—

Net income (loss) attributable to OFS Capital	$2,490	$477	$(2,187)	$5,239		$3,258		$163,314		$4,251

	As of June 30,		As of December 31,
	2012	2011	2011	2010	2009(8)		2008		2007
	(unaudited)	(unaudited)							(unaudited)
	(dollars in thousands)
Selected Period-End Balances:
Loans receivable	$—	$8,532	$14,023	$ 4,621	$236,147	(10)	$290,680	(10)	$415,679
Loans receivable pledged to creditors(3)	—	—	—	82,680	—		—		—
Debt and equity investments, at fair value	204,599	—	—	—	—		—		—
Cash and cash equivalents	13,592	2,880	814	942	7,373		35,611		234,005
Investments in equity and structured securities(4)	—	57,649	45,575	64,949	53		41,520		40,293
Total assets	227,066	73,637	64,914	154,070	228,549		352,480		698,519
Payable under securities loan agreement(3)	—	—	—	81,351	—		—		—
Borrowings	155,036	—	—	—	113,208		224,523		708,721
Members’ equity (deficit)	58,417	69,999	54,719	69,522	111,350		125,037		(21,476)

Selected Average Balances (unaudited):
Loans receivable and loans receivable pledged to creditors(3)	7,012	47,917	50,662	161,724	263,414		353,180		413,097
Debt and equity investments, at fair value	102,300	—	—	—	—		—		—
Total assets	145,990	113,854	109,492	191,310	290,515		525,500		654,639
Borrowings	77,518	—	—	56,604	168,866		466,622		663,617
Members’ equity (deficit)	56,568	69,761	62,121	90,436	118,194		51,781		(19,525)

Operating Ratios and Other Data (unaudited):
Average annualized yield on investment portfolio(5)	8.61%	11.47%	8.36%	5.93%	6.38%		7.31%		10.80%
Number of portfolio companies (at period end)(6)	49	45	51	38	60		79		108

(1)	This represents the fees we generated from managing a CLO prior to December 31, 2009. As a result of certain reorganization activities we undertook in 2009, we assigned our management rights of the CLO to OFSAM. Effective January 1, 2010, we no longer generate any management fee from this CLO.

(2)	Commencing September 28, 2010, this represents the management fee incurred by OFS Capital to OFS Advisor (also a wholly-owned subsidiary of OFSAM) for management services provided by OFS Advisor. Prior to September 28, 2010, this represents servicing fees incurred by OFS Funding to OFSAM for the period January 1, 2010 through September 28, 2010, which were paid off on September 28, 2010.

(3)	Based on the terms of the WM Credit Facility as of December 31, 2010, we were required under generally accepted accounting principles to account for the transfer of assets at September 28, 2010 in connection with the OFS Capital WM Closing as a secured borrowing and not as a sale of those assets. As a result, as of December 31, 2010, we recorded $82,680 in loans receivable pledged to creditors net of allowance of $1,417 in respect of the loans sold to OFS Capital WM at September 28, 2010 and we recorded a payable to OFS Capital WM in the amount of $81,351. This secured borrowing accounting treatment also accounts for the reduction in loans receivable from 2009 to 2010. In February 2011, OFS Capital WM effected the WM 2011 Credit Facility Amendments, which resulted in sale accounting with respect to those assets transferred at September 28, 2010 on a go forward basis. Accordingly, our December 31, 2011 and future consolidated balance sheets will not include entries with respect to “loans receivable pledged to creditors” and “payable under securities loan agreement.”

(4)	Includes, as of December 31, 2011 and 2010, equity interests in OFS Capital WM of $43,120 and $60,107 respectively. Our interest in Vidalia described below was sold in June 2009. Our investments in structured securities were transferred to our affiliate as a result of certain reorganization activities we undertook in 2009. At December 31, 2009, we only had a minimal amount of equity investments recorded on our consolidated balance sheet. In January and July 2010, we received equity interests from our borrowers during loan restructurings, which were valued at $6,221 at the time of the restructuring. On September 28, 2010, in connection with the 2010 Distribution, we distributed equity interests to OFSAM in the amount of $1,533. On September 30, 2011, we distributed equity interests to OFSAM in the amount of $4,688. In September and November 2011, Tamarix LP acquired equity interests in borrowers in connection with its loan originations in the amount of $2,455.

(5)	The average annualized yield on investment portfolio is computed as the (a) total interest and fees on loans receivable and debt investments divided by (b) the average loans receivable and debt investments at cost. The averaged annualized yields on our investment portfolio as of December 31, 2011 and 2010 and as of June 30, 2011 give pro forma effect to the WM Consolidation Adjustments as described elsewhere in this prospectus. The average annualized yield on our investment portfolio as of June 30, 2012 also gives pro forma effect to the consolidation of the statement of operations of OFS Capital WM for the three months ended March 31, 2012.

(6)	The number of portfolio companies for the years ended December 31, 2011 and 2010 and for the six months ended June 30, 2011 gives pro forma effect to the WM Consolidation Adjustments as described elsewhere in this prospectus.

(7)	In 2010, as a result of the repayment in full of all amounts outstanding under the Old Credit Facility, we wrote off the $857 of remaining unamortized deferred financing closing costs under that facility.

(8)	Income statement data for the year ended December 31, 2009 still included operations of our affiliates. As a result of certain reorganization activities we undertook in 2009, we transferred our 100% membership interests in those affiliates to our parent, OFSAM.

(9)	Included a write-off of unamortized deferred financing closing costs of $2,008 as a result of our voluntary reduction of the Old Credit Facility in 2009.

(10)	The declines in loans receivable at December 31, 2009 and 2008 were primarily due to our limited reinvestment activity and loan payoffs and sales in 2008.

(11)	Prior to 2008, our allowance for loan losses consisted of only one component, the specific reserve component. Effective for fiscal year 2008, we included a general reserve as a second component of our allowance for loan losses. This amount reflected an additional provision we recorded related to our estimated general reserve on our performing loans as of December 31, 2008 as well as additional specific reserves. Please refer to our significant accounting policies included in our December 31, 2010 consolidated financial statements for our accounting policies related to loan loss allowance.

(12)	This represented income we recognized in 2008 as a result of our subordinated noteholders’ forgiveness of a portion of our subordinated debt during our debt refinancing.

(13)	$6,056 was related to the write-off of unamortized deferred financing closing costs upon our payoff of the old debt during our refinancing.

(14)	Reflects the consolidation of OFS Capital WM’s balance sheet effective March 30, 2012.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

We have taken, or will take in connection with the completion of this offering, a number of actions that affect the comparability of our historical financial statements with how we expect to report our financial condition and results of operations going forward. For example, our election to be treated as a business development company under the 1940 Act and our anticipated election to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements and will result in changes in the presentation of our financial statements going forward. We refer to these changes collectively as the “BDC/RIC Elections Adjustments.”

In addition, on September 28, 2010, in connection with the OFS Capital WM Transaction, we sold a substantial portion of our loan portfolio to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and the OFS Capital WM Cash Consideration. Based on the terms of the WM Credit Facility, as of December 31, 2010, we were required under generally accepted accounting principles to account for the transfer of assets at September 28, 2010 in connection with the OFS Capital WM Closing as a secured borrowing and not as a sale of those assets. In February 2011, OFS Capital WM effected the WM 2011 Credit Facility Amendments, which resulted in sale accounting with respect to those assets transferred at September 28, 2010 on a go forward basis. We refer to the adjustments related to sale accounting treatment as the “Sale Accounting Adjustments.” In addition, in March 2012, OFS Capital WM entered into the WM 2012 Credit Facility Amendments pursuant to which we acquired additional rights with respect to the management of the OFS Capital WM portfolio. As a result of this and other factors, we have consolidated the financial statements of OFS Capital WM into our own as of March 30, 2012. We refer to the adjustments related to the consolidation of OFS Capital WM as the “WM Consolidation Adjustments.” In September 2012, OFS Capital WM entered into certain amendments to its lending arrangements, pursuant to which, among other things, it extended the reinvestment period under the WM Credit Facility and the maturity date of each of the class A loans and the class B loans. In connection with these amendments, OFS Capital WM incurred certain deferred financing costs. We refer to the adjustments made to reflect the incurrence of these deferred financing costs as the “WM Credit Facility Amendment Adjustments.”

On July 27, 2012, Tamarix LP repaid its loans, together with accrued interest, due to us. In addition, effective July 27, 2012, the three investment professionals of Tamarix GP resigned from our affiliated entity. As a result of this and other factors, we have deconsolidated Tamarix LP’s financial statements from our own as of July 27, 2012, and now account for our investment in Tamarix LP under the equity method of accounting. We refer to the adjustments relating to the deconsolidation of Tamarix LP, as well as certain other transactions described in the notes to the unaudited pro forma condensed combined balance sheet, as the “Tamarix Adjustments.”

In July 2012, we also paid a dividend to OFSAM and repaid certain amounts due to affiliated entities. We refer to the adjustments relating to these payments as the “Intercompany Adjustments.”

Specifically, the unaudited pro forma condensed combined balance sheet at June 30, 2012 gives effect to the following:

•

the BDC Conversion, pursuant to which we converted into a corporation and filed an election to be treated as a business development company, and changes in our accounting principles as a result of that election, which require all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined in good faith by our board of directors;

•	our qualification and election to be treated as a RIC, including the income tax consequences of that election, following the completion of this offering;

•	the WM Credit Facility Amendment Adjustments;

•	the Tamarix Adjustments; and

•	the payment of a dividend to OFSAM and the repayment of certain intercompany balances.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2012, gives effect to the BDC/RIC Elections Adjustments as well as the following:

•

the consolidation of OFS Capital WM’s statement of operations into our financial statements (but only for the three months ended March 31, 2012 since we consolidated OFS Capital WM as of March 30, 2012).

In addition, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, gives effect to the BDC/RIC Elections Adjustments as well as the following:

•	the consolidation of OFS Capital WM’s statement of operations for the year ended December 31, 2011 into our financial statements; and

•

sale accounting treatment with respect to the assets transferred to OFS Capital WM in connection with the closing of the OFS Capital WM Transaction as a result of the WM 2011 Credit Facility Amendments.

The unaudited pro forma adjustments are based on available information and certain assumptions that we believe are reasonable. Presentation of the unaudited pro forma financial information is prepared in conformity with Article 11 of Regulation S-X under the Exchange Act. The historical balance sheet of OFS Capital as of June 30, 2012 has been adjusted to give effect to the BDC/RIC Elections Adjustments, the Tamarix Adjustments, the Intercompany Adjustments and the WM Credit Facility Amendment Adjustments as if the related events took place on June 30, 2012. The historical statement of operations for the six months ended June 30, 2012 has been adjusted to give effect to the BDC/RIC Elections Adjustments and the WM Consolidation Adjustments as if the related events took place on January 1, 2012. In addition, the historical statement of operations for the year ended December 31, 2011 has been adjusted to give effect to the BDC/RIC Elections Adjustments, the WM Consolidation Adjustments and the Sale Accounting Adjustments as if the related events took place on January 1, 2011. The Tamarix Adjustments had no material effect on our historical statement of operations for the six months ended June 30, 2012 or our historical statement of operations for the year ended December 31, 2011.

The unaudited pro forma condensed combined financial information is for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that we would have reported had the pro forma adjustments been completed on the dates indicated and should not be taken as representative of our future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial information should be read in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and related notes thereto included elsewhere in this prospectus.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2012

(in thousands)

	Historical	Tamarix Adjustments		Intercompany Adjustments		WM Credit Facility Amendment Adjustments		BDC/RIC Elections Adjustments	Pro Forma
Assets
Cash and cash equivalents	$13,592	$(2,969	)(1)	$(1,558	)(3)	$—		—	$15,100
				(7,334	)(4)
		16,445	(2)
		(3,243	)(2)
		167	(2)
Restricted cash and cash equivalents	623	—		—		—		—	623
Investments, at fair value	204,599	(16,799	)(1)	—		—		—	187,800
Loans receivable due from Tamarix LP	—	16,435	(1)	—		—		—	—
		(16,435	)(2)
Equity investment in Tamarix LP	—	4,703	(1)	—		—		—	4,703
Interest receivable and other assets	626	131	(1)	—		—		—	580
		(10	)(2)
		(167	)(2)
Deferred offering costs	4,831	—		—		—		—	4,831
Deferred financing costs, net	2,795	(301	)(1)	—		675	(5)	—	3,169

Total assets	$227,066	$(2,043)		$(8,892)		$675		$—	$216,806

Liabilities
Revolving line of credit - Wells Fargo	$129,708	$—		$—		$—		—	$129,708
Revolving line of credit - Madison Capital	25,328	—		—		—		—	25,328
Interest payable	1,473	—		—		—		—	1,473
Management fee payable - Loan Manager	314	—		—		—		—	314
Management fee payable - related party	277	(277	)(1)	—		—		—	—
Due to affiliated entities, net	7,334	—		(7,334	)(4)	—		—	—
Subscription payable due to Tamarix LP	—	3,243	(1)	—		—		—	—
		(3,243	)(2)
Accrued expenses and other liabilities	4,215	(633	)(1)	—		675	(5)	—	4,257

Total liabilities	168,649	(910)		(7,334)		675		—	161,080

Member’s capital/stockholders’ equity
Member’s equity
Member’s interest	57,075	209	(1)	(1,558	)(3)	—		—	55,726
Non-controlling interests	1,342	(1,342	)(1)	—		—		—	—
Common stock	—	—		—		—		—	—
Paid-in capital	—	—		—		—		—	—

Member’s capital/stockholders’ equity	58,417	(1,133)		(1,558)		—		—	55,726

Total liabilities and member’s capital/stockholders’ equity	$227,066	$(2,043)		$(8,892)		$675		$—	$216,806

See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2012

(in thousands)

	Historical	WM Consolidation Adjustment		BDC/RIC Elections Adjustment		Pro Forma
Income
Interest and fees on loans	$5,103	$4,269	(6)	—		$9,372
Dividend income	59	—		—		59

Total interest income	5,162	4,269		—		9,431

Expenses
Interest on borrowed funds	1,445	1,730	(6)	—		3,175
Amortization of deferred financing closing costs	143	143	(6)	—		286
Management fee expense - OFS Capital Management	710	266	(7)	—		976
Management fee expense - related party	477	—		—		477
Management fee expense - OFS Capital WM Loan Manager	253	267	(6)	—		520
Directors’ Fees	—	—		145	(8)	145
Insurance expense	—	—		250	(8)	250
Professional fees	403	(2	)(6)	450	(8)	851
Other administrative expenses	378	34	(6)	288	(8)	700

Total expenses	3,809	2,438		1,133		7,380

Income (loss) before net realized and unrealized gain (loss) on investments	1,353	1,831		(1,133)		2,051

Realized and unrealized gain (loss) on investments
Net realized loss on investment - related party	(1,165)	—		—		(1,165)
Unrealized income (loss) from equity investment in OFS Capital WM and Tamarix GP	2,642	(2,645	)(6)	—		(3)
Change in net unrealized gain (loss) on investments	(939)	548	(6)	—		(391)

Net realized and unrealized gain (loss) on investments	538	(2,097)		—		(1,559)

Net income (loss) before cumulative effect of accounting change	1,891	(266)		(1,133)		492

Cumulative effect of accounting change	570	—		—		570

Net income (loss)	2,461	(266)		(1,133)		1,062
Less: Net loss attributable to the non-controlling interests	(29)	—		—		(29)

Net income (loss) attributable to OFS Capital	$2,490	$(266)		$(1,133)		$1,091

See notes to unaudited pro forma condensed combined financial information

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2011

(in thousands)

	Audited Historical	Sale Accounting Adjustments		WM Consolidation Adjustments		BDC/RIC Elections Adjustments		Pro Forma
Income
Interest and fees on loans	$1,772	$(831	)(9a)	$13,576	(10)	$—		$14,517
Expenses
Interest on borrowed funds	831	(831	)(9b)	4,484	(10)	—		4,484
Amortization of deferred financing closing costs	—	—		572	(10)	—		572
Loan loss provision (recovery)	(199)	266	(9c)	—		(506	)(12)	(439)
Management fee expense - related party	1,365	—		—		153	(13)	1,518
Management fee expense - OFS Capital WM Loan Manager	—	—		912	(10)	—		912
Directors’ Fees	—	—		—		290	(14)	290
Insurance expense	—	—		—		500	(14)	500
Professional fees	151	—		322	(10)	900	(14)	1,373
Other administrative expenses	288	—		132	(10)	575	(14)	995

Total expenses	2,436	(565)		6,422		1,912		10,205

Income (loss) before net realized and unrealized gain (loss) on investments	(664)	(266)		7,154		(1,912)		4,312

Realized and unrealized gain (loss) on investments
Realized gain on payable under securities loan agreement	71	(71	)(9d)	—		—		—
Realized loss on sale of loans to OFS Capital WM	(889)	700	(9f)	189	(11)	—		—
Realized loss on investments	—	—		(991	)(10)	—		(991)
Realized loss on investments - related party	—	—		(248	)(10)	—		(248)
Unrealized loss from equity investment in OFS Capital WM	(638)	71	(9e)	567	(10)	—		—
Change in net unrealized gain (loss) on loans	—	—		(6,482	)(10)	761	(12)	(5,721)
Change in net unrealized gain (loss) on equity investments	(156)	—		—		164	(12)	8
Other realized gain on loans	89	—		—		—		89

Net realized and unrealized gain (loss) on investments	(1,523)	700		(6,965)		925		(6,863)

Net income (loss)	$(2,187)	$434		$189		$(987)		$(2,551)

See notes to unaudited pro forma condensed combined financial information

Notes to Unaudited Pro Forma Condensed Combined Balance Sheets and Statements of Operation

Pro Forma Assumptions:

(1) Represents pro forma adjustments to deconsolidate Tamarix LP’s balance sheet from OFS Capital’s at June 30, 2012.

(2) Represents pro forma adjustments in connection with the following July 2012 transactions, as if they took place on June 30, 2012 (a) Tamarix LP’s repayment of its loans and accrued interest due to OFS Capital through June 30, 2012 in the total amount of $16,445, (b) OFS Capital’s payment of its subscription payable due to Tamarix LP in the amount of $3,243, and (c) OFS Capital’s receipt of $167 due from Tamarix LP.

(3) Represents reduction of our cash and cash equivalents as a result of OFS Capital’s payment of a dividend to its parent, OFSAM, in the amount of $1,558 on July 31, 2012.

(4) Represents reduction of our cash and cash equivalents as a result of OFS Capital’s repayment of intercompany balances in the aggregate amount of $7,334 on July 31, 2012.

(5) Represents the incurrence by OFS Capital WM of deferred financing costs in the amount of $675 in connection with certain amendments to its lending arrangements entered into on September 28, 2012. This amount was accrued for at September 30, 2012 and will be amortized over the term of the WM Credit Facility, as amended.

(6) Represents pro forma adjustments to consolidate OFS Capital WM’s statement of operations for the three months ended March 31, 2012 into OFS Capital’s.

(7) Represents pro forma adjustments to our estimated base management fee assuming the BDC Conversion took place on January 1, 2012. Base management fee for the six months ended June 30, 2012 was calculated at 0.875% per annum of the average value of our total consolidated assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar quarters, in the amount of $976. We assumed no incentive fee will be charged for the six months ended June 30, 2012 as our pro forma pre-incentive fee net investment income for the six months ended June 30, 2012 did not exceed our hurdle rate of 8.0% per annum. In addition, there would not be any capital gain incentive fee for the six months ended June 30, 2012 as we did not have any capital gains for this period.

(8) Represents pro forma adjustments to our estimated operating expenses assuming our BDC/RIC elections took place on January 1, 2012.

(9) Effective February 2011, OFS Capital entered into certain amendments to the OFS WM Credit Facility to permit it to treat the OFS Capital WM Closing as a sale for accounting purposes on a going forward basis. As a result of the WM 2011 Credit Facility Amendments, OFS Capital derecognized the loans receivable pledged to creditors and payable under securities loan agreement from its consolidated balance sheet on February 23, 2011. Under the assumption that the OFS Capital WM Transaction was a sale for accounting purposes effective January 1, 2011, on a pro forma basis, the following represents adjustments to transactions originally recorded under the secured borrowing accounting treatment for the period January 1, 2011 through February 23, 2011:

(a) elimination of interest income on loans pledged to creditors in the amount of $831;

(b) elimination of interest expense on payable under securities loan agreement in the amount of $831;

(c) elimination of loan loss recovery of $266 on loans receivable pledged to creditors;

(d) reversal of realized gain on payable under securities loan agreement in the amount of $71;

(e) reduction of unrealized gain from equity investment in OFS Capital WM by $71; and

(f) decrease of realized loss on sale of loans to OFS Capital WM in the amount of $700.

(10) Represents pro forma adjustments to consolidate OFS Capital WM’s statement of operations for the year ended December 31, 2011 into OFS Capital’s.

(11) Represents elimination of realized loss recognized by OFS Capital on loans sold to OFS Capital WM, as a result of OFS Capital’s consolidation of OFS Capital WM’s statement of operations for the year ended December 31, 2011.

(12) Represents adjustment of loans and equity investments to fair value as required for a business development company as a result of the BDC/RIC Elections Adjustments.

(13) Represents pro forma adjustments to our estimated base management fee assuming the BDC Conversion took place on January 1, 2011. Base management fee for the year ended December 31, 2011 was calculated at 0.875% per annum of the average value of our total consolidated assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar quarters. We assumed no incentive fee will be charged for the year ended December 31, 2011 as our estimated pre-incentive fee net investment income would be lower than the hurdle rate of 8.0% per annum for 2011. In addition, there would not be any capital gain incentive fee for the year ended December 31, 2011 as we did not have any capital gains for this period.

(14) Represents pro forma adjustments to OFS Capital’s estimated operating expenses assuming the BDC Conversion took place on January 1, 2011.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial and Other Information,” our consolidated financial statements and related notes appearing elsewhere in this prospectus and the section of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements.” The information in this section contains forward-looking statements that involve risks and uncertainties. On November 7, 2012, OFS Capital, LLC converted into OFS Capital Corporation and filed an election to be treated as a business development company under the 1940 Act. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company formed in March 2001. On November 7, 2012, we converted into OFS Capital Corporation and filed an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. As of June 30, 2012, our investment portfolio (including investments held by OFS Capital WM and Tamarix LP) consisted of outstanding loans of approximately $210.6 million in aggregate principal amount, of which 97.7% were senior secured loans, as well as equity securities of $2.6 million. Following this offering, we intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. Although we will continue to focus on investments in senior secured loans, we also intend to expand into additional asset classes in which OFS Advisor’s investment professionals have expertise, including investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. Initially, we expect that our senior secured loan investments will principally be made through on-balance sheet special purpose vehicles, while our unitranche, second lien and mezzanine-loans will be made by us directly or by Tamarix LP. We expect our investments in the equity securities of these companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments, although we currently anticipate that no more than 5% of our portfolio will consist of equity investments in middle-market companies that do not pay a regular dividend. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours.

A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies or their financial sponsors or other owners or intermediaries. We expect our middle-market investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activities will be managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on our average adjusted total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As of June 30, 2012, our net asset value, on a pro forma basis, was $55.7 million, or approximately $19.14 per share, and our portfolio included investments in 49 portfolio companies.

Key Financial Measures

The following is a discussion of the key financial measures that management will employ in reviewing the performance of our operations. As discussed in more detail below under “—Recent Developments and Other Factors Affecting Comparability—BDC/RIC Elections Adjustments,” our election to be treated as a business development company under the 1940 Act and and our anticipated election to be treated as a RIC under the Code will require us to change some of the accounting principles used to prepare our consolidated financial statements and the presentation of our financial statements. In addition, as discussed in more detail below under “—Recent Developments and Other Factors Affecting Comparability—WM 2012 Credit Facility Amendments,” as a result of the WM 2012 Credit Facility Amendments we have consolidated OFS Capital WM’s financial statements into our financial statements as of March 30, 2012. Further, as discussed in more detail below under “—Recent Developments and Other Factors Affecting Comparability—Tamarix Transactions,” effective July 27, 2012, we no longer consolidate Tamarix LP’s financial statements into our financial statements. The following discussion of key financial measures is with respect to how management will assess our performance after the effectiveness of these elections.

Revenues. We plan to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities in portfolio companies. We anticipate that our debt investments will typically have a term of three to eight years and bear interest at fixed and floating rates. As of June 30, 2012, including investments held by OFS Capital WM and Tamarix LP, floating rate loans comprised over 93.1% of our current portfolio; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will increase. We anticipate that, in some instances, we will receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we anticipate receiving repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. On occasion, our portfolio activity may also reflect the proceeds of sales of securities. In some cases, our investments will provide for deferred interest payments or PIK interest (meaning interest paid in the form of additional principal amount of the loan instead of in cash). In addition, we may generate revenue in the form of commitment, origination and sourcing, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination and sourcing fees, OID and market discount or premium will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans as interest income. When we receive principal payments on a loan in an amount that exceeds its carrying value, we will also record the excess principal payment as income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses. Our primary operating expenses will include the payment of fees to OFS Advisor under the Investment Advisory Agreement, interest expense due under the WM Credit Facility, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long-distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•

other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of overhead.

If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares.

Outlook on Market Conditions

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While indicators suggest improvement in the capital markets, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints.

At the same time, the capital markets for the companies in which we invest are continuing to show signs of increased investment activity in 2012 as compared to prior years. Therefore, to the extent we have capital available, we believe this is an opportune time to invest in the lending market for such companies. Today’s economy creates potentially new attractive lending opportunities and we believe that the market for such companies in 2012 is improving as evidenced by the improved initial public offering market in 2011 as compared to previous years.

Recent Developments and Other Factors Affecting Comparability

BDC/RIC Elections Adjustments. Prior to this offering, we were not required to apply fair value accounting in accordance with the principles of FAS 157 (ASC Topic 820). Accordingly, loans or other equity investments were carried at cost on our balance sheet. In conjunction with our election to be treated as a business development company, under FAS 157 (ASC Topic 820) we will report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.” Prior to the BDC Conversion, we maintained an allowance for loan losses for inherent losses in our loan portfolio. Subsequent to the BDC Conversion, we would eliminate the allowance for loan losses and, consistent with our prospective accounting policies, will record unrealized appreciation and depreciation that will increase or decrease the carrying value of individual assets.

As of June 30, 2012, our net asset value, on a pro forma basis, was $55.7 million. The valuation analysis prepared by management on the debt and equity investments that we owned directly as of June 30, 2012 was submitted to our board of directors, which is ultimately responsible for the determination, in good faith, of the fair value of each investment. Valuation assistance from an independent valuation specialist, Duff & Phelps, LLC, for our direct loan and equity investments as of December 31, 2011 consisted of certain limited procedures we identified and requested them to perform. The procedures performed by Duff & Phelps on our equity interest in OFS Capital WM, among other things, included (a) a review of OFS Capital WM’s projected cash flow model for accuracy and to ensure it followed commonly accepted industry practices and (b) a review of collateral and analysis of an average and weighted average loan-to-value for the OFS Capital WM portfolio to determine if there was adequate enterprise value. Based upon the performance of these procedures on each of our final loan and equity investment valuations, Duff & Phelps, LLC concluded that the fair value of those assets as of December 31, 2011 appeared reasonable. The valuation firm provided valuation assistance for 100% of our portfolio investments held directly and our equity interest in OFS Capital WM for which sufficient market quotations were not readily available as of December 31, 2011. Our board of directors intends to retain one or more independent valuation firms to review the valuation of each portfolio investment of ours that does not have a readily available market quotation at least once during each 12-month period. However, our board of directors is ultimately and solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. For more information, see the sections of this prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements” and “Determination of Net Asset Value.”

BDC Conversion. On November 7, 2012, OFS Capital, LLC converted into a Delaware corporation, OFS Capital Corporation, and the outstanding limited liability company interest in OFS Capital, LLC was converted into 2,912,024 shares of common stock in OFS Capital Corporation. See “The BDC Conversion.” As part of the BDC Conversion, OFSAM was issued an aggregate of 2,912,024 shares of common stock in OFS Capital Corporation in exchange for its limited liability company interest in OFS Capital, LLC at an average estimated equivalent price of $19.14 per share. Upon completion of this offering, OFSAM will own an interest of 30.4% in us, assuming no exercise of the underwriters’ option to purchase additional shares of our common stock.

Tamarix Transactions. The financial condition and results of operations of Tamarix LP are included in our consolidated financial statements as of June 30, 2012. Prior to May 10, 2012, we were deemed to be the primary beneficiary of Tamarix LP and, therefore, in accordance with ASC Topic 810, the financial statements of Tamarix LP were consolidated with ours. On May 10, 2012, as a result of Tamarix LP’s receipt of the SBIC license, we became a 68.4% limited partner in Tamarix LP and were deemed under the applicable accounting literature to continue to hold the controlling financial interest in Tamarix LP, as more fully described in our financial statements. Accordingly, we continued to consolidate the financial statements of Tamarix LP with ours at June 30, 2012. On July 27, 2012, Tamarix LP repaid its loans together with accrued interest due to us in the aggregate amount of $16.6 million and the three investment professionals of Tamarix GP resigned from our affiliated entity. As a result, effective July 27, 2012, we have deconsolidated Tamarix LP’s financial statements from our own, and account for our investment in Tamarix LP thereafter under the equity method of accounting. As of June 30, 2012, our investment portfolio (including investments held by OFS Capital WM, but excluding investments held by Tamarix LP) consisted of outstanding loans of approximately $195.9 million in aggregate principal amount, of which 100% were senior secured loans. If we are successful in acquiring all of the limited partnership interests in Tamarix LP and all of the ownership interests in Tamarix GP that are currently owned or subscribed for by other persons, we would once again consolidate Tamarix LP’s financial statements into our financial statements.

WM 2012 Credit Facility Amendments. Prior to the WM 2012 Credit Facility Amendments completed in March 2012, under generally accepted accounting principles, we did not consolidate OFS Capital WM’s financial statements into our financial statements. This accounting treatment is reflected in the December 31, 2011 and 2010 audited consolidated financial statements and related notes, which are included elsewhere in this prospectus. Following the OFS Capital WM Transaction, we determined in accordance with ASC Topic 810 that, despite owning 100% of the equity interests of OFS Capital WM, the loan manager Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments) was the primary beneficiary of OFS Capital WM because it (a) had the sole authority to service, administer and exercise rights and remedies in respect of the assets in OFS Capital WM’s portfolio, (b) had the sole authority to determine whether to cause assets to be sold or acquired by OFS Capital WM (subject in limited circumstances to our consent rights as the administrative manager), and (c) received a fee for its services in addition to holding class B loans of OFS Capital WM, as described elsewhere in this prospectus. In light of these considerations, we recorded our equity interest in OFS Capital WM in our financial statements but did not consolidate its financial statements with our own.

As a result of the WM 2012 Credit Facility Amendments, OFS Capital succeeded Madison Capital to the controlling financial interest in OFS Capital WM. In light of this and other factors, we have consolidated the financial statements of OFS Capital WM into our financial statements as of March 30, 2012. The WM 2012 Credit Facility Amendments were entered into in light of OFS Capital WM having made investments which utilize the substantial majority of its borrowing capacity under the WM Credit Facility. Accordingly, it was determined that the management of an existing portfolio of investment assets, as opposed to buying and originating activities, would constitute the activities that most significantly impact OFS Capital WM’s economic performance.

OFS Capital WM Transaction and OFSAM Cash Contribution. In September of 2010, we established OFS Capital WM, an entity that acquires, manages and finances senior secured loan investments to middle-market companies in the United States. To finance its business, at the OFS Capital WM Closing, OFS Capital WM entered into the WM Credit Facility with Wells Fargo and Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments), which is secured by the eligible loan assets or participations therein acquired by OFS Capital WM from us at the OFS Capital WM Closing and eligible loan assets thereafter acquired by OFS Capital WM during its reinvestment period. Subject to limited exceptions, our sale of eligible loan assets or participations therein to OFS Capital WM is without recourse to us, and we will have no liability for the debts or other obligations of OFS Capital WM. In connection with the closing of the WM Credit Facility, the lenders received customary opinions of counsel generally to the effect that the sale of assets by us to OFS Capital WM on September 28, 2010 would be considered a true sale of those assets, and not a secured loan, and that in the event of our bankruptcy it would not be proper to ignore the separate existence of OFS Capital WM and substantively consolidate the assets and liabilities of OFS Capital WM with our own.

At the OFS Capital WM Closing, we sold approximately $96.9 million of loans or participations therein, transferred to us by OFS Funding, to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and the OFS Capital WM Cash Consideration. We transferred the OFS Capital WM Cash Consideration to OFS Funding, and OFS Funding used the OFS Capital WM Cash Consideration to repay a substantial portion of the outstanding loan balance under the Old Credit Facility. We also transferred the OFSAM Cash Contribution, made by our parent to us simultaneously with the OFS Capital WM Closing, to OFS Funding, and OFS Funding used the OFSAM Cash Contribution, together with cash on hand, to pay off the remaining balance under the Old Credit Facility in full.

We entered into the OFS Capital WM Transaction in part because OFS Capital WM would be able to increase the rate of return on the senior secured assets sold to OFS Capital WM as a result of the more favorable financing terms under the WM Credit Facility, as compared to the Old Credit Facility. We will continue to benefit from the loan assets sold to and still held by OFS Capital WM by virtue of our ownership of 100% of the equity interests in OFS Capital WM. Based on the cost of capital and the yield on the underlying assets, we have experienced positive cash flow on a quarterly basis from our investment in OFS Capital WM and we expect to continue to do so for the life of the WM Credit Facility. In addition, our relationship with Madison Capital has significantly expanded the investment opportunities available to us since the OFS Capital WM Closing. Since such time, OFS Capital WM has made investments in 61 companies in 44 different industry categories. The vast majority of OFS Capital WM’s investments were originated in the past two years.

As a result of certain provisions of the loan documentation for the OFS Capital WM Transaction, we were required to account for that transaction in our financial statements as a secured borrowing as of December 31, 2010, which resulted in our retaining the loans we transferred to OFS Capital WM on our balance sheet as of

December 31, 2010 and recording a corresponding payable due to OFS Capital WM. On February 23, 2011, we amended the loan documentation to remove those provisions, pursuant to which amendments we accounted for the OFS Capital WM Transaction as a sale of assets by us to OFS Capital WM. Upon effectiveness of the February 23, 2011 amendments to the loan documentation, under the Sale Accounting Adjustments, the loans retained on our December 31, 2010 balance sheet were removed, the payable due to OFS Capital WM was eliminated, and we booked a loss from the sale of assets in the amount of approximately $0.9 million. For more information on these transactions, see our “Consolidated Financial Statements—Note 3” and “Unaudited Pro Forma Condensed Combined Financial Statements.”

2010 Distribution. Concurrently with the OFS Capital WM Transaction, OFS Funding distributed to us and we in turn distributed to OFSAM certain investments in each of the following portfolio companies: Airxcel, Inc., Arclin US Holdings Inc., Barton-Cotton, Incorporated, BBB Industries LLC, BlueWater Thermal Processing, LLC, Einstruction Corporation, FCL Graphics, Inc., Hopkins Manufacturing Inc., Jason Incorporated, Jonathan Holding Company, Jones Stephens Corp., LMH I, Inc. (Latham), LVI Services, Inc., National Bedding Company, LLC, Pamarco Technologies, Inc., Plainfield Tool and Engineering, Inc. (f/k/a Polymer Technologies, Inc. and Plainfield Tool and Engineering, Inc.), Revere Industries, LLC, SMG and Tecta America Corporation. Our investments in these portfolio companies aggregated approximately $67.2 million. In addition, OFS Funding distributed to us and we in turn distributed to OFSAM approximately $1.5 million of equity investments. We refer to these actions collectively as the “2010 Distribution.” We determined to make these distributions to eliminate certain potential conflicts of interest that might arise due to the fact that we and an affiliated fund both had investments in these portfolio companies.

Composition of Existing Portfolio and Recent Portfolio Activities. Historically, substantially all of our investment portfolio consisted of senior secured loans to middle-market companies in the United States. As noted elsewhere in this prospectus, following this offering, we intend to expand into additional asset classes, including investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. Accordingly, over time, we expect that senior secured loans will represent a smaller percentage of our investment portfolio as we grow our business. Since late 2008, we have focused primarily on management and collection efforts with respect to our existing portfolio. However, in 2011, we originated certain new loans and related equity investments which are currently being held by Tamarix LP. We anticipate that our activities in the near term will continue to return to a more balanced mix of investment origination and sourcing, management and collection, with the majority of new loans being added to our portfolio by our originations.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies after giving effect to the changes in accounting principles we will undertake as part of our election to be treated as a business development company.

Valuation of Portfolio Investments. Our policies relating to the valuation of our portfolio investments are as follows:

Investments for which sufficient market quotations are readily available will be valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We expect that our valuation of each of our assets (including investments held by OFS Capital WM and Tamarix LP) for which sufficient market quotations are not readily available will be reviewed by one or more independent third-party valuation firms at least once every 12 months.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake, on a quarterly basis, unless otherwise noted, a multi-step valuation process, as described below:

•

For each such investment, a basic credit rating review process will be completed. The risk rating on every credit facility will be reviewed and either reaffirmed or revised by the investment committee. This process will establish base information for the quarterly valuation process.

•	Each portfolio company or investment will be valued by an investment professional.

•	Preliminary valuation conclusions will then be documented and discussed with individual members of the investment committee.

•	The preliminary valuations will then be submitted to the investment committee for ratification.

•

Third-party valuation firm(s) will be engaged to provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. The investment committee’s preliminary fair value conclusions on each of our assets, as well as each investment asset of OFS Capital WM, for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by our board of directors or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our board of directors.

•

Our board of directors will discuss valuations and determine the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition. Our revenue recognition policies will be as follows:

Investments and Related Investment Income: We will account for investment transactions on a settlement-date basis. Our management will value the portfolio of investments at fair value. Interest is currently (and will continue to be) recognized on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Realized gains or losses on investments will be measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We will report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our statement of income.

Non-accrual. We currently (and will continue to) place loans on non-accrual status when principal and interest payments are past due 90 days or more or when there is reasonable doubt that we will collect principal or interest. Accrued interest is currently (and will continue to be) generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are currently (and will continue to be) restored to accrual status when past due principal and interest is paid and, in our management’s judgment, is likely to remain current.

Portfolio Composition, Investment Activity and Yield

The total fair value of our investments was approximately $204.6 million at June 30, 2012, $225.0 million at December 31, 2011 and $123.2 million at December 31, 2010. The amount at December 31, 2011 gives pro forma effect to the BDC/RIC Elections Adjustments and the WM Consolidation Adjustments, while the amount at December 31, 2010 gives pro forma effect to the BDC/RIC Elections Adjustments, the WM Consolidation Adjustments and Sale Accounting Adjustments, as described above under “—Recent Developments and Other Factors Affecting Comparability.” For the six months ended June 30, 2012, we closed loans with 6 companies with an aggregate face value of $23.1 million. For the year ended December 31, 2011, OFS Capital and our wholly-owned subsidiary OFS Capital WM closed loans with 41 companies with an aggregate face value of $201.2 million. For the year ended December 31, 2010, in addition to our equity investment in OFS Capital WM, which was valued at $59.7 million at December 31, 2010, after giving effect to the subsequent WM 2011 Credit Facility Amendments, we originated approximately $0.6 million of new debt investments.

On May 11, 2012, due to a reduction following March 31, 2012 in the borrowing base value ascribed to a $4.7 million (principal amount) loan owned by OFS Capital WM, an affiliate of OFSAM purchased that loan from OFS Capital WM at its fair value as of March 31, 2012 of $4.2 million. We recognized a realized loss of approximately $1.2 million from this transaction. For the six months ended June 30, 2012 and the year ended December 31, 2011, after giving pro forma effect to the WM Consolidation Adjustments, we had approximately $39.8 and $63.2 million, respectively, in net debt repayments (net of revolver advances) in existing portfolio companies and sold $4.1 and $21.2 million of our loans, respectively. For the year ended December 31, 2010, after giving proforma effect to the WM Consolidation Adjustments, we had approximately $38.1 million in net debt repayments in existing portfolio companies and sold $31.0 million of our loans.

The following table shows the cost and fair value of our portfolio of investments by asset class as of June 30, 2012 and December 31, 2011 and 2010 as well as pro forma at December 31, 2011 after giving effect to the WM Consolidation Adjustments and December 31, 2010 after giving effect to the Sale Accounting Adjustments and the WM Consolidation Adjustments.

	As of June 30, 2012		As of December 31, 2011		As of December 31, 2011		As of December 31, 2010		As of December 31, 2010
	Historical		Historical		Pro Forma		Historical		Pro Forma
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
	(in thousands)
Senior Secured
Performing	$202,553	$196,939	$9,267	$9,809	$223,029	$217,637	$82,680	$80,711	$114,919	$113,496
Non-Accrual	—	—	—	—	—	—	—	—	—	—
Unitranche
Performing	—	—	—	—	—	—	—	—	—	—
Non-Accrual	—	—	—	—	—	—	—	—	—	—
Second-Lien
Performing	—	—	—	—	—	—	1,925	1,967	1,925	1,967
Non-Accrual	—	—	—	—	—	—	—	—	—	—
Mezzanine
Performing	—	—	—	—	—	—	—	—	—	—
Non-Accrual	—	—	—	—	—	—	—	—	—	—
Unsecured
Performing	4,828	5,023	4,756	4,756	4,756	4,756	—	—	—	—
Non-Accrual	—	—	—	—	—	—	2,696	2,177	2,696	2,177
Equity Investments	2,722	2,637	45,575	43,836	2,455	2,619	64,949	65,220	4,842	5,545

Total	$210,103	$204,599	$59,598	$58,401	$230,240	$225,012	$152,250	$150,075	$124,382	$123,185

As of June 30, 2012, the weighted average yield to fair value was approximately 8.41%. Throughout this document, the weighted average yield on income producing investments at fair value is computed as (a) total annual stated interest on accruing loans plus the annualized amortization of deferred loan origination fees and accretion of OID divided by (b) total income producing investments at fair value (with any unamortized premium or discount accounted for at the time of loan repayment). The weighted average yield on income producing investments at fair value is computed as of the balance sheet date and excludes assets on non-accrual status as of such date.

Results of Operations

We do not believe that our historical operating performance is necessarily indicative of the results of operations that we expect to report in future periods. Prior to the completion of this offering, we completed several significant corporate transactions, including the OFS Capital WM Transaction, the 2010 Distribution, the WM 2011 Credit Facility Amendments and the WM 2012 Credit Facility Amendments, as described above under “—Recent Developments and Other Factors Affecting Comparability.” In addition to those matters, in future periods we will pay a management fee to OFS Advisor under the Investment Advisory Agreement by reference to a specific formula; in contrast, our historical financial information reflects costs incurred directly by us in the operation of our businesses. As noted under “—Recent Developments and Other Factors Affecting Comparability,” we also intend to pursue a strategy that is focused primarily on investments in middle-market companies in the United States, including investments in senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities, which differs from our historical investment concentration. Moreover, as a business development company and a RIC, we will also be subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code, to which we were not previously subject. In addition, Tamarix LP is subject to regulation and oversight by the SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.

Comparison of the six months ended June 30, 2012 (unaudited) and June 30, 2011 (unaudited)

Net Income

	Six Months Ended June 30,
	2012	2011	% Change
	(in thousands)
Net interest income	$3,717	$158	2,252.5%
Net interest income after loan loss recovery	3,717	863	330.7
Net income	2,490	477	422.0

Net income increased by approximately $2.0 million or 422.0% for the six months ended June 30, 2012 as compared to the six months ended June 30, 2011. The increase in net income resulted from an increase in net interest income after loan loss recovery of $2.9 million, an increase in non-interest income of $1.0 million, the recording of cumulative effect of accounting change of $0.6 million, and net loss allocated to non-controlling interests of $29 thousand, offset by an increase in non-interest expense of $2.4 million.

Net Interest Income

	Six Months Ended June 30,
	2012	2011	% Change
	(in thousands)
Interest and fee income on loans	$5,103	$989	416.1%
Dividend income	59	—	N/A
Interest expense on borrowed funds	1,445	831	73.9

Net interest income	$3,717	$158	2,252.5

primarily due to the interest income generated by OFS Capital WM during the six months ended June 30, 2012 as a result of our consolidation of OFS Capital WM’s statement of operations effective April 1, 2012 as well as interest income from the loans Tamarix LP originated in 2011.

Loan Loss Provision (Recovery)

We did not record any loan loss provision in the six months ended June 30, 2012 as the loans we had were performing, and no adjustment in general reserve was deemed necessary during the six months ended June 30, 2012. We recorded a loan loss recovery of $439 thousand for the six months ended June 30, 2011 as a result of the repayment of an impaired loan.

Non-Interest Income

	Six Months Ended June 30,
	2012	2011	% Change
Non-interest income
Gain on payable under securities loan agreement	$—	$71	(100.0)%
Income from equity interests in OFS Capital WM and Tamarix GP	2,642	1,480	78.5
Other income	—	89	(100.0)

Total non-interest income	$2,642	$1,640	61.1

Non-interest income increased by approximately $1.0 million, or 61.1%, for the six months ended June 30, 2012 as compared to the six months ended June 30, 2011. The increase in non-interest income was primarily due to an increase of income from equity interest in OFS Capital WM in the amount of $1.2 million, offset by the recognition of a gain on payable under securities loan agreement of $71 thousand and other income in the amount of $89 thousand for the six months ended June 30, 2011.

Non-Interest Expense

	Six Months Ended June 30,
	2012	2011	% Change
Non-interest expenses
Amortization of deferred financing closing costs	$143	$—	N/A
Loss on sale of loans to OFS Capital WM	—	889	(100.0)%
Net realized loss on investments—related party	1,165	—	N/A
Net change in unrealized depreciation on investments	939	—	N/A
Unrealized loss on warrants	—	156	(100.0)
Management fee expense—Loan Manager	253	—	N/A
Management fee expense—related parties	1,187	744	59.5
Professional fees	403	84	379.8
Other administrative expenses	378	153	147.1

Total non-interest expense	$4,468	$2,026	120.5

Non-interest expense increased by approximately $2.4 million, or 120.5%, for the six months ended June 30, 2012 as compared to the six months ended June 30, 2011. The increase in non-interest expense was primarily due to the (a) realization of a loss of approximately $1.2 million resulting from a sale of debt investment from OFS Capital WM to an affiliated entity of ours, (b) net change in unrealized depreciation on our investments in the amount of $939 thousand, (c) an increase in total management fee expense of $696 thousand, and (d) an increase in professional fees and other administrative expenses in the total amount of $544 thousand during the six months ended June 30, 2012, offset by the recognition of a loss on sale of loans to OFS Capital WM in the amount of $889 thousand during the six months ended June 30, 2011.

Comparison of the years ended December 31, 2011 and December 31, 2010

Net Income (loss)

	Year Ended December 31,
	2011	2010	% Change
	(in thousands)
Net interest income	$941	$6,599	(85.7)%
Net interest income after loan loss recovery	1,140	8,989	(87.3)
Net income (loss)	(2,187)	5,239	(141.7)

Net income decreased by approximately $7.4 million, or 141.7%, for the year ended December 31, 2011 as compared to the year ended December 31, 2010. The decrease in net income resulted primarily from a decrease in net interest income after loan loss recovery of approximately $7.8 million and a decrease in total non-interest income of approximately $2.6 million. These decreases were partially offset by a decrease in non-interest expense of approximately $3.0 million.

Net Interest Income

	Year Ended December 31,
	2011	2010	% Change
	(in thousands)
Interest and fee income on loans	$1,772	$10,253	(82.7)%
Interest expense on borrowed funds	831	3,654	(77.3)

Net interest income	$941	$6,599	(85.7)

Net interest income decreased by approximately $5.7 million, or 85.7%, for the year ended December 31, 2011 as compared to the year ended December 31, 2010. The decrease in net interest income was primarily due to a decrease of $8.5 million in interest and fee income, which was primarily attributable to the substantial decrease of our loan receivable balance at December 31, 2011 as compared with that at December 31, 2010, as a result of the OFS Capital WM Transaction and 2010 Distribution (and without giving effect to the WM 2012 Credit Facility Amendments). In addition, for the year ended December 31, 2011, interest and fee income included $0.8 million in interest income recorded in respect of loans receivable pledged to creditors for the period January 1, 2011 through February 23, 2011. The loans receivable pledged to creditors represented a secured borrowing of assets applied to the OFS Capital WM Transaction that were sold by us to OFS Capital WM at September 28, 2010. As a result of the WM 2011 Credit Facility Amendments effective February 23, 2011, commencing February 23, 2011, those assets were no longer included on our balance sheet and, accordingly, we no longer recorded any interest income in respect of those assets after that date. For the year ended December 31, 2011, we also recorded interest expense of $0.8 million in respect of the payable under the securities loan agreement. The payable under the securities loan agreement also represented a secured borrowing applied to the OFS Capital WM Transaction. Similar to the treatment of the interest income on loans receivable pledged to creditors, effective February 23, 2011, we derecognized the payable on our balance sheet and, accordingly, no longer recorded any interest expense in respect of the payable commencing February 23, 2011.

Loan Loss Provision (Recovery)

We recorded a loan loss recovery of $0.2 million in the year ended December 31, 2011. For the year ended December 31, 2010, we recorded a loan loss recovery of $2.4 million which was attributable to improvements in the general economy, and in our portfolio in particular, during 2010. In addition, one asset in particular accounted for a significant portion of the recovery in 2010.

Non-Interest Income

	Year Ended December 31,
	2011	2010	% Change
	(in thousands)
Gain on restructuring of loans	$—	$152	(100)%
Gain on payable under securities loan agreement	71	—	N/A
Income from equity interest in OFS Capital WM	—	2,353	(100)
Fee income	—	185	(100)
Other income	89	52	71.2
Unrealized gain (loss) on warrants	—	19	(100)

Total non-interest income	$160	$2,761	(94.2)

Non-interest income decreased by approximately $2.6 million, or 94.2%, for the year ended December 31, 2011 as compared to the year ended December 31, 2010. The decrease in non-interest income was primarily due to the decrease of income from equity interest in OFS Capital WM. We recorded $2.4 million of income from equity interest in OFS Capital WM for the year ended December 31, 2010. For the year ended December 31, 2011, we incurred loss from equity interest in OFS Capital WM in the amount of $0.6 million, which was included under Non-Interest Expense below.

Non-Interest Expense

	Year Ended December 31,
	2011	2010	% Change
	(in thousands)
Amortization and write-off of deferred financing closing costs	$—	$1,500	(100)%
Loss on sale of other loans, net	—	1,641	(100)
Loss on sale of loans to OFS Capital WM	889	—	N/A
Loss from equity interest in OFS Capital WM	638	—	N/A
Unrealized loss on payable under securities loan agreement	—	1,058	(100)
Unrealized loss on warrants	156	—	N/A
Management fee – related party	1,365	1,850	26.2
Professional fees	151	194	(22.2)
Other administrative expenses	288	268	7.5

Total non-interest expense	$3,487	$6,511	(46.4)

Non-interest expense decreased by approximately $3.0 million, or 46.4%, for the year ended December 31, 2011 as compared to the year ended December 31, 2010. This decrease was primarily caused by the recording of amortization and the write-off of deferred financing closing costs in the amount of $1.5 million and the unrealized loss on payable under securities loan agreement in the amount of $1.1 million for the year ended December 31, 2010. We no longer incurred such expenses for the year ended December 31, 2011 due to the payoff of the Old Credit Facility on September 28, 2010 and the Sale Accounting Adjustments as a result of the WM 2011 Credit Facility Amendments.

Comparison of the years ended December 31, 2010 and December 31, 2009

Net Income

	Year Ended December 31,
	2010	2009	% Change
	(in thousands)
Net interest income	$6,599	$10,392	(36.5)%
Net interest income after loan loss provision (recovery)	$8,989	$3,506	156.4
Net income	$5,239	$3,258	60.8

Net income increased by approximately $2.0 million, or 60.8%, for the year ended December 31, 2010 as compared to the year ended December 31, 2009. The increase in net income resulted primarily from the fact that we had a loan loss recovery in 2010 of $2.4 million compared to a loan loss provision in 2009 of $6.9 million, as well as a decrease in non-interest expense of $5.4 million. These effects were partially offset by decreases in net interest income and non-interest income of $3.8 million and $8.8 million, respectively.

Net Interest Income

	Year Ended December 31,
	2010	2009	% Change
	(in thousands)
Interest and fees on loans	$10,253	$16,812	(39.0)%
Interest and dividends on securities	—	244	(100)
Interest from related party	—	467	(100)

Total interest income	$10,253	$17,523	(41.5)

Interest on borrowed funds	$3,654	$6,772	(46.0)
Interest to related party	—	359	(100)

Total interest expense	3,654	7,131	(48.8)

Net interest income	$6,599	$10,392	(36.5)

Net interest income decreased by approximately $3.8 million, or 36.5%, for the year ended December 31, 2010 as compared to the year ended December 31, 2009. The decrease in net interest income was due primarily to a decrease of $7.3 million in total interest income resulting from the distribution of certain assets by us to OFSAM on September 28, 2010 as part of the 2010 Distribution, as well as a general decrease in our weighted average assets during 2010. In addition, total interest income for 2010 includes $1.4 million in interest income recorded in respect of loans receivable pledged to creditors. The loans receivable pledged to creditors represents an accounting entry made as a result of the secured borrowing accounting treatment applied to the OFS Capital WM Transaction and relates to assets sold by us to OFS Capital WM at September 28, 2010. As a result of the WM 2011 Credit Facility Amendments in February 2011, going forward, those assets will not be included in our balance sheet and, accordingly, we will not record any interest income in respect of those assets. The decrease in net interest income year-over-year was partially offset by a decrease in total interest expense of $3.5 million resulting primarily from reduced borrowings in 2010 as compared to 2009 offset by a $1.4 million increase in interest expense recorded in respect of the payable under the securities loan agreement. The payable under the securities loan agreement also represents an accounting entry made as a result of the secured borrowing accounting treatment applied to the OFS Capital WM Transaction. Similar to the treatment of the interest income on loans receivable pledged to creditors, going forward, the payable will not be included in our balance sheet and, accordingly, we will not record any interest expense in respect of the payable. In November 2009, we reduced borrowings outstanding under the Old Credit Facility by $99.0 million and, in connection with the OFS Capital WM Closing, repaid in full all amounts outstanding under the Old Credit Facility.

Loan Loss Provision (Recovery)

Based on our loan loss impairment analysis, loan loss changed from a provision of $6.9 million in 2009 to a recovery of $2.4 million in 2010. Improvements in the general economy, and in our portfolio in particular, led to a decrease in the provision amount. In addition, one asset in particular accounted for a significant portion of the recovery in 2010.

Non-Interest Income

	Year Ended December 31,
	2010	2009	% Change
	(in thousands)
Gain on sale of equity investments	$—	$188	(100.0)%
Gain on sale of loans, net	—	924	(100.0)
Gain on sale of Vidalia interest	—	4,918	(100.0)
Gain on restructuring of loans	152	—	N/A
Writedown of affiliated structured security	—	(346)	100.0
Impairment of other equity interests	—	(473)	100.0
Management fee income – related party	—	4,575	(100.0)
Income from Vidalia	—	522	(100.0)
Income from equity interest in OFS Capital WM	2,353	—	N/A
Fee income	185	1,069	(82.7)
Other income	52	203	(74.4)
Unrealized loss on warrants	19	—	N/A

Total non-interest income	$2,761	$11,580	(76.2)

Non-interest income decreased by approximately $8.8 million, or 76.2%, for the year ended December 31, 2010 as compared to the year ended December 31, 2009. The decrease in non-interest income resulted primarily from (a) a $4.9 million gain on sale resulting from the sale in June 2009 of our 100% interest in Vidalia, a trust that owned a 9.93% interest in a hydroelectric power generating facility in Concordia Parish, Louisiana, and (b) the fact that, prior to certain reorganization activities we undertook in 2009, we received fee income from providing services associated with the management of the assets of an affiliated fund. As part of the 2009 reorganization, we assigned that management agreement and the related servicing rights to OFSAM. This decrease was partially offset by income from equity interest in OFS Capital WM of $2.4 million following the closing of the OFS Capital WM Transaction on September 28, 2010.

Non-Interest Expense

	Year Ended December 31,
	2010	2009	% Change
	(in thousands)
Amortization of deferred financing closing costs	$643	$1,050	(38.8)%
Write-off of unamortized deferred financing closing costs	857	2,008	(57.3)
Loss on sale of loans, net	1,641	—	N/A
Unrealized loss on payable under securities loan agreement	1,058	—	N/A
Management fee – related party	1,850	—	N/A
Compensation and benefits	—	5,211	(100.0)
Professional fees	194	2,182	(91.1)
Consulting fees – related party	—	180	(100.0)
Other administrative expenses	268	1,233	(78.3)

Total non-interest expense	$6,511	$11,864	(45.1)

Non-interest expense decreased by approximately $5.4 million, or 45.1%, for the year ended December 31, 2010 as compared to the year ended December 31, 2009. The decrease in non-interest expense resulted primarily from (a) our reduction during the first quarter of 2009 in the Old Credit Facility from $400 million to $265 million, which resulted in a write-off of unamortized deferred financing closing costs of $2.0 million during that quarter, and (b) certain reorganization activities we undertook in 2009, the result of which was that we were no longer the holding company for the OFS entities and which led, accordingly, to decreases in compensation and benefits, professional fees and other administrative expenses of $5.2 million, $2.1 million and $0.1 million, respectively. These were partially offset by (a) an increase in management fee - related party of $1.9 million, resulting from the reorganization in 2009 as a result of which OFSAM assumed responsibility for servicing the assets held by our subsidiary, OFS Funding, (b) a loss on sale of loans in 2010 of $1.6 million and write-off of the remaining unamortized deferred financing closing costs of $0.9 million as a result of the payoff of the Old Credit Facility on September 28, 2010 and (c) an unrealized loss on payable under securities loan agreement of $1.1 million as a result of an unrealized appreciation of the underlying loans receivable pledged to creditors of the same amount under the secured borrowing accounting treatment.

Financial Condition, Liquidity and Capital Resources

As of June 30, 2012, we had cash and cash equivalents outstanding of $13.6 million and $155.0 million in indebtedness under the WM Credit Facility. For more information on the WM Credit Facility, see the section of this prospectus entitled “The Company—Our Investment in OFS Capital WM.”

We intend to generate cash primarily from the net proceeds of this offering, as well as any future offerings of securities, future borrowings, including borrowings through Tamarix LP and by OFS Capital WM pursuant to the WM Credit Facility, and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Following this offering, we may seek a credit facility to finance investments and working capital requirements. There can be no assurance that we will be able to obtain such financing on favorable terms or at all, or that we will be able to borrow additional funds through Tamarix LP. In the future, we may also seek to finance all or portions of our portfolio through on-balance sheet special purpose vehicles. To securitize investments, we would likely create a subsidiary and contribute a pool of investments to the subsidiary. We or the subsidiary would then sell debt or equity interests in the subsidiary to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds will be investments in our targeted asset classes, interest payments on any indebtedness and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from this offering, future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies to fund our unfunded commitments to portfolio companies. The illiquidity of these portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2012, we had $1.5 million of unfunded commitments. Unfunded commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our balance sheet.

Contractual Obligations

We have entered into contracts with third parties under which we have material future commitments—the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. See “Management and Other Agreements.”

As discussed above, our subsidiary, OFS Funding, was also the borrower under the Old Credit Facility. This credit facility was secured by our investment portfolio. However, we repaid in full and terminated the Old Credit Facility on September 28, 2010 in connection with the OFS Capital WM Transaction.

As a result of the WM 2012 Credit Facility Amendments, we have consolidated OFS Capital WM in our financial statements as of March 30, 2012. For more information on the contractual obligations of OFS Capital WM including the WM Credit Facility, see the section of this prospectus entitled “The Company—Our Investment in OFS Capital WM.”

We have subscribed for $24.9 million out of a total of $36.4 million committed and partially funded commitments in Tamarix LP. We have partially funded and may be called upon to fund the balance of our commitment in connection with the operations of Tamarix LP.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

As of June 30, 2012, over 93.1% of our outstanding loan portfolio bore interest at floating rates.

THE COMPANY

General

We are an externally managed, closed-end, non-diversified management investment company formed as a Delaware limited liability company in March 2001. On November 7, 2012, we converted into OFS Capital Corporation and filed an election to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Following this offering, we intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies which may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $50 million and $300 million; EBITDA between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $25 million and $500 million. For additional information about how we define the middle-market, see “—Investment Criteria/Guidelines.”

As of June 30, 2012, including investments held by OFS Capital WM and Tamarix LP, our investment portfolio consisted of outstanding loans of approximately $210.6 million in aggregate principal amount, of which 97.7% were senior secured loans. Although we will continue to focus on investments in senior secured loans, we also intend to expand into additional asset classes in which OFS Advisor’s investment professionals have expertise, including investments in unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. More information on each of these asset classes can be found at “—Structure of Investments.” Initially, we expect that our senior loan investments will be principally made through on-balance sheet special purpose vehicles, while our unitranche, second lien and mezzanine-loans will be made by us directly or by Tamarix LP. We expect our investments in the equity securities of these companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments, although we currently anticipate that no more than 5% of our portfolio will consist of equity investments in middle-market companies that do not pay a regular dividend. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours.

A substantial portion of our business will focus on the direct origination and sourcing of investments through portfolio companies or their financial sponsors or other owners or intermediaries. We expect our investments to range generally from $5.0 million to $25.0 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

As of June 30, 2012, including investments held by OFS Capital WM and Tamarix LP, our investment portfolio consisted primarily of senior secured loans to middle-market companies and to a lesser extent junior capital including mezzanine debt and preferred and common equity. Our investment portfolio, as of June 30, 2012, had a contractual 3.5 year weighted average life to maturity. As of June 30, 2012, we had commitments of approximately $212.1 million and outstanding loans of approximately $210.6 million in aggregate principal amount, with an average obligor commitment of $4.3 million. The difference between the amount of commitments and the outstanding loans is attributable to the unfunded portion of revolving loans in our portfolio at that time. Additional information about the current composition of our loan portfolio is provided below under “—Investments.”

We believe senior secured, unitranche, second-lien and mezzanine loans to middle-market companies represent particularly attractive investments when compared to similar loans originated by market participants in the 2005 to

2007 period due to what we expect to be more attractive pricing and more conservative borrowing terms and deal structures. In particular, we believe that structured equity debt investments (i.e., unitranche loans, typically with significant warrant coverage, in companies with no financial sponsor) represent a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. We believe this creates the opportunity to originate new loans to less leveraged borrowers at historically high interest rates, as well as to purchase loans in the secondary market at attractive prices with high yields.

While we intend to pursue an investment strategy focused primarily on middle-market companies in the United States, including senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

Additionally, we may in the future seek to securitize loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

About OFS and Our Advisor

OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. OFS is the successor to First Source Financial Inc., which was founded in 1995 as a joint venture between Dominion Capital, Inc., a wholly-owned subsidiary of Dominion Resources, Inc. (“Dominion”), and Household Commercial Financial Services Inc., a unit of Household International (“Household”). Household sold its interest in First Source Financial Inc. to Dominion in 1997. In 2003, Orchard Paladin Management, LLC, our predecessor, acquired from Dominion a portfolio of performing and non-performing loans of approximately $625 million in aggregate commitment amount, plus additional investments in equity securities. Shortly thereafter, in 2004, Orchard Paladin Management, LLC acquired Dominion’s interest in First Source Financial Inc. Most of the workouts managed by our senior managers since 2003 involved loans in the portfolio acquired from Dominion and loans acquired as a result of the purchase of Dominion’s interest in First Source Financial Inc.

Since commencing operations in 1995, OFS (together with its predecessor) has closed in excess of 1,400 transactions with aggregate commitments in excess of $8.4 billion. OFS’s professionals have developed strong sourcing relationships and have expertise in investing across all levels of the capital structure of our targeted portfolio companies. OFS’s senior managers have gained extensive workout experience during multiple business cycles throughout the course of their careers. In addition, the senior management team has worked together since 2003 to manage over 50 workouts involving debt securities in payment default or material covenant default. As of June 30, 2012, OFS had approximately $793.3 million of assets under management (excluding cash held for operating purposes). OFS also draws upon the significant experience of Richard Ressler, the Chairman of OFS Advisor’s investment committee. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global, Inc., in addition to serving on the boards of directors of various private companies. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

As of November 6, 2012, OFS had 23 full-time employees and five part-time employees. OFS is headquartered in Rolling Meadows, Illinois, a suburb of Chicago, with additional offices in New York, New York and Los Angeles, California.

Our investment activities will be managed by OFS Advisor, our investment advisor. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM, our parent company prior to the completion of this offering, and is a registered investment advisor under the Advisers Act. None of OFS Advisor or any of its affiliates has prior experience managing or administering a business development company.

Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We have entered into the Investment Advisory Agreement, pursuant to which OFS Advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements—Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

OFS Advisor has entered into the Staffing Agreement with OFSC. OFSC employs all of OFS’s investment professionals. Under the Staffing Agreement, OFSC will make experienced investment professionals available to OFS Advisor and provide access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment advisor, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. We currently expect that the senior management team of OFS, including Glenn Pittson, Bilal Rashid, Jeff Cerny and Kathi Inorio, will provide services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.

In addition to their roles with OFS Advisor, Glenn Pittson and Bilal Rashid will serve as our interested directors. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management, having spent the majority of his career at various capacities in CIBC, including as head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities. During the mid-1980’s, Mr. Pittson was instrumental in establishing CIBC’s leveraged lending business. Mr. Rashid has approximately 17 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit, structured credit and securitizations, including serving as a managing director in the global markets and investment banking division at Merrill Lynch. Over his career, Mr. Rashid has advised, arranged financing for and lent to several middle-market credit providers, including business development companies and their affiliates.

Among other members of OFS’s senior management team, Jeff Cerny is experienced in credit evaluation, credit monitoring, troubled credit and loan administration, and negotiation and structuring of structured funding vehicles, having previously held positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Kathi Inorio’s focus is on origination and underwriting, drawing on her experience as a vice president in the corporate finance group at Heller Financial, Inc., where she was responsible for portfolio management of middle-market senior cash flow loans.

Our Administrator

OFS Services, an affiliate of OFS Advisor, will provide the administrative services necessary for us to operate. OFS Services will furnish us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services will oversee our financial reporting as well as prepare our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

Tamarix LP

We expect our investment strategy will continue to be augmented by Tamarix LP, which received an SBIC license from the SBA in May 2012. It is our intention to seek to acquire all of the limited partnership interests in Tamarix LP and all the limited liability company interests in Tamarix GP that are currently owned or subscribed for by other persons. These acquisitions would require approval from the SBA. We cannot assure you that the SBA would grant that approval or that the holders of those ownership interests would agree to transfer them to us. In the event that the SBA were not to grant the necessary further approval, or the holders of those ownership interests did not agree to transfer them to us, we would still benefit from our economic interests in Tamarix LP and Tamarix GP as well as our strong relationship with the investment professionals on the investment committee of Tamarix GP. Tamarix LP will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act. As such, Tamarix LP will not elect to be treated as a business development company, and will not be registered as an investment company under the 1940 Act.

The investment and exit decisions and day-to-day investment activities of Tamarix LP are managed by the three investment professionals of Tamarix GP, each of whom, together with Glenn Pittson, our Chief Executive Officer, serves on the investment committee of Tamarix GP, which individuals have been previously approved by the SBA to manage Tamarix LP. Any investment decision on the part of Tamarix LP requires the unanimous approval of Tamarix GP’s investment committee. If we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own, we anticipate that the three investment professionals will become employees of OFSC, all of the cost of which will be borne by OFS Advisor through the Staffing Agreement.

Tamarix LP will have the same investment objective as ours and will invest primarily in debt and, to a lesser extent, equity securities; however, we expect that Tamarix LP will focus on the generation of investment opportunities that are primarily non-sponsor oriented, complementing our current sponsor-oriented origination activities. Further, we expect Tamarix LP to typically target companies with annual EBITDA between $3 million and $15 million (compared to $5 million and $50 million for us) and typically invest between $5 million and $20 million per transaction (compared to $5 million and $25 million for us).

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows Tamarix LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. Tamarix LP received a $30.1 million leverage commitment from the SBA in June 2012, which will terminate in September 2016. SBA leverage funding is subject to Tamarix LP’s payment of certain fees to the SBA and the ability of Tamarix LP to draw on the commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. In July 2012, Tamarix LP drew $14 million on its existing leverage commitment and received $13.7 million net of expenses.

SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten-year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.

SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $225 million.

The investments of an SBIC are limited to loans to and equity securities of eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller concerns,” as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years.

We expect to apply for exemptive relief from the SEC to permit us to exclude the debt of Tamarix LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for this SBA debt, we would have increased capacity to fund investments with debt capital.

Notwithstanding that Tamarix LP has received an SBIC license and a leverage commitment from the SBA, we cannot assure you that Tamarix LP and Tamarix GP will receive the necessary approvals from the SBA in connection with the acquisition of the ownership interests of Tamarix LP and Tamarix GP that we do not already own, that we will be able to acquire such interests, that Tamarix LP will satisfy the conditions to receipt of SBA-guaranteed debenture funding or otherwise be able to draw on its existing leverage commitment or receive additional leverage commitments from the SBA, or that we will be granted exemptive relief to exclude Tamarix LP’s debt from our asset coverage test.

Market Opportunity

We intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:

Large Target Market. According to the U.S. Census Bureau in its 2007 economic census, the most recent economic census conducted by the U.S. Census Bureau, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the vast bulk of our portfolio as of June 30, 2012. We believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.

Reduction in Competition Due to Dislocation in the Capital Markets. We believe that the dislocation in the markets that began with the credit crisis in 2007 continues to impact the amount of credit available to middle-market companies. Many participants in the mezzanine, second-lien and subordinated debt market over the past five years, such as hedge funds and managers of CLOs, have contracted or eliminated their origination and sourcing activities as investors’ credit concerns have reduced available funding. Moreover, recent regulatory changes, including the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under Basel III, and the continued ownership of legacy non-performing assets have significantly curtailed commercial banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Significant Refinancing Requirements. We believe that the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008, which totaled approximately $97.7 billion in the aggregate, has started to become due and will continue to do so in the near term. In many cases, this debt will need to be refinanced as the existing debt facilities mature. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors will increase lending opportunities for us.

Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Attractive Pricing. Reduced access to, and availability of, debt capital for our targeted middle-market borrowers typically increases the interest rates, or pricing, of loans. Based on what OFS has observed, recent mezzanine deals typically have included meaningful upfront fees, prepayment protections and, in many cases, warrants, all of which should enhance the profitability of new loans to lenders.

Conservative Deal Structures. As a result of the recent credit crisis, many lenders are requiring less senior and total leverage, more equity and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more easily, creating a greater buffer against a downturn.

Competitive Strengths and Core Competencies

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which will have access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of June 30, 2012, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 20 years of investment experience with strong institutional backgrounds, including General Electric Capital Corporation, Merrill Lynch, Heller Financial Inc., NationsBank Corp., Sanwa Business Credit

Corporation, Canadian Imperial Bank of Commerce and Drexel Burnham Lambert Inc. Moreover, OFS’s investment professionals specialize in the acquisition, origination and sourcing, underwriting and asset management of our specific targeted class of portfolio companies and have experience in investing at all levels of the capital structure. OFS’s senior managers have gained extensive workout experience during multiple business cycles. In addition, if we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own (which is subject to, among other things, the receipt of the necessary SBA approvals in connection with such acquisition), we anticipate that this staff of investment professionals will be augmented and diversified by the addition of the three individuals who are primarily responsible for the day-to-day management of the investment activities of Tamarix LP. OFS’s credit and investment professionals are supported by additional administrative and back-office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts. OFS also draws upon the significant experience of Richard Ressler, the Chairman of the executive committee of OFSAM and the Chairman of OFS Advisor’s investment committee. Mr. Ressler has been actively involved in managing and investing in private middle-market companies for over 20 years. Mr. Ressler is the founder and President of Orchard Capital, co-founder and Principal of CIM Group, Inc., a real estate investor and manager, and Chairman of j2 Global, Inc., in addition to serving on the boards of directors of various private companies. He has developed an expansive network of relationships in the sponsor group and corporate arena, which we intend to leverage for loan origination and sourcing purposes.

Alignment of Interests Among Us, the Management Team of OFS Advisor and New Investors. Unlike many business development companies, the interests of the senior management team of OFS Advisor and OFSAM are directly and significantly aligned with those of us and our new investors in this offering. After giving effect to this offering, the senior management team of OFS Advisor and OFSAM will own, indirectly through their interests in OFSAM, 30.4% of our outstanding shares of common stock (or 27.5% if the underwriters’ option to purchase additional shares of our common stock is exercised). For many members of the senior management team, their investment in us represents a substantial percentage of such member’s net worth. Accordingly, these individuals have an incentive to make decisions in the long-term interests of all our stockholders.

Significant Investment Capacity. Income from our investments, together with the net proceeds of this offering and any new debt we may incur, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class. Additionally, if we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own (which is subject to, among other things, the receipt of the necessary SBA approvals in connection with such acquisition), we will be able to borrow additional funds through Tamarix LP and take advantage of additional investment opportunities to meet our investment objectives.

Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). We believe that with limited incremental investment in personnel and back-office functions, our existing loan platform could accommodate three times our current loan volume. Because OFS Advisor will be compensated in part on a fixed percentage of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), it will have an incentive to leverage that platform and put our capital to work.

Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints. The expertise of OFS’s senior managers extends beyond just loan origination and sourcing to significant experience with distressed debt and workouts, which the senior managers have managed separately or as a team through multiple business cycles. We believe that this experience enables us to prepare for possible negative contingencies in order to address them promptly should they arise.

Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 17-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently underserved lending environment, and we have extensive relationships with potential borrowers and other lenders. Since its inception, OFS (together with its predecessor) has closed in excess of 1,400 transactions with aggregate commitments of in excess of $8.4 billion. We believe that because of its relationships and its reputation in the marketplace as a source of debt capital to the middle-market, OFS receives relationship-based “early looks” at many investment opportunities, allowing it to be selective in the transactions it pursues. Finally, we believe that our strong relationship with the investment professionals on the investment committee of Tamarix GP, as well as our relationship with the lenders to OFS Capital WM, will significantly expand the investment opportunities available to us.

Structuring with a High Level of Service and Operational Orientation. We intend to provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions. We believe the broad expertise of the investment professionals of OFS Advisor will enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable OFS Advisor to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Rigorous Credit Analysis and Approval Procedures. OFS Advisor intends to utilize the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, OFS Advisor will seek to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants. We expect that OFS Advisor will select borrowers whose businesses will retain significant enterprise value, even in a depressed market. We intend to use our capital resources to help our portfolio companies maintain sufficient liquidity to avoid the need for a distressed sale. While emphasizing thorough credit analysis, we intend to maintain strong relationships with sponsors and other deal sources by offering rapid initial feedback, from the OFS Advisor investment committee member leading the applicable deal team, to each investment opportunity shown to us.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by investing primarily in investments in middle-market companies in the United States. We expect that our investments will include asset classes in which OFS Advisor’s investment professionals have expertise, including investments in senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. In particular, we believe that structured equity debt investments (i.e., unitranche loans, typically with significant warrant coverage, in companies with no financial sponsor) represent a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. Initially, we expect that our senior loan investments will principally be made through on-balance sheet special purpose vehicles, while our unitranche, one-stop, second lien and mezzanine-loans will be made by us directly or by Tamarix LP. We expect our investments in the equity securities of these companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments, although we currently anticipate that no more than 5% of our portfolio will consist of equity investments in middle-market companies that do not pay a regular dividend. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours. We intend to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.

We plan to target U.S. middle-market companies by utilizing our proprietary database of borrowers developed over OFS’s more than 15 years in lending to middle-market companies, as well as through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys. A typical targeted borrower may exhibit one or more of the following characteristics:

•	number of employees between 150 and 2,000;

•	revenues between $50 million and $300 million;

•	annual EBITDA between $5 million and $50 million;

•	generally, private companies owned by private equity firms or owners/operators;

•	enterprise value between $25 million and $500 million;

•	effective and experienced management teams;

•	strong market share;

•	solid historical financial performance, including a steady stream of cash flow;

•	high degree of recurring revenue;

•	diversity of customers, markets, products and geography; and

•	differentiated products or services.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

OFS’s historical investment process, the process that OFS Advisor will employ in the management of our business, consists of six distinct phases:

•	Sourcing/Origination;

•	Pre-Screening;

•	Investment Committee Oversight;

•	Due Diligence/Underwriting;

•	Investment Committee; and

•	Portfolio Review/Credit Monitoring.

Each of the phases is described in more detail below.

Sourcing/Origination. OFS (together with its predecessor) has closed in excess of 1,400 transactions with aggregate commitments of in excess of $8.4 billion. OFS Advisor will continue to source investment opportunities through access to a network of over 100 financial institutions, private equity sponsors, investment banks, turnaround consultants and bankruptcy attorneys with whom its investment personnel have relationships, as well as its proprietary database of borrowers developed over more than 15 years in lending to middle-market companies.

As part of its review of a potential loan opportunity, OFS Advisor will seek to ensure that:

•	for all loans that we source or originate, the companies and their sponsors and management teams are reputable; and

•

for club loans that we do not originate and syndicated loans in which we may participate, the agent or lead institutions in these transactions are known for high-quality credit analysis and due diligence based on both their institutional history and OFS Advisor’s prior experience with them.

Pre-Screening. Together with qualifying the source of a potential loan opportunity, OFS Advisor will screen potential transactions before proceeding to the full due diligence phase of the underwriting process. This screening will emphasize:

•	identification of a particular transaction’s strengths and weaknesses;

•	discussion of the prospective borrower’s industry and competitive position;

•	preliminary evaluation of the borrower’s historical financial information and financial projections; and

•	identification of elements upon which special attention will be focused during the full due diligence process.

During this process, OFS Advisor will evaluate the risk/reward characteristics of transactions to ensure pricing is appropriate to generate an appropriate risk-adjusted return.

Investment Committee Oversight. OFS Advisor’s team for each proposed loan will include at least one member of OFS Advisor’s investment committee or credit committee and will generally consist of a principal, director and associate. If, after the conclusion of the pre-screening process, the principal assigned to that deal team supports the investment, a screening memo will be prepared and presented to the investment committee to discuss issues, concerns and pre-conditions to making the investment. After consideration of the factors described in this prospectus, the investment committee will make a formal decision to either continue with the investment process or decline the potential investment.

Due Diligence/Underwriting. After receiving the preliminary approval of the investment committee, OFS Advisor will conduct appropriate due diligence on the proposed borrower. We expect OFS Advisor’s deal team to continue the same systematic, consistent approach historically employed by OFS to determine the specific risks, issues and concerns associated with each investment. The due diligence review will take into account information OFS Advisor’s team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes but is not limited to inquiries into the borrower’s customers, suppliers, products, services, management team, industry, competitors, equity sponsor, structure, enterprise value, collateral value and historical financial results. In addition, OFS Advisor’s team will analyze the borrower’s projections and the investment’s risk/return and formulate an exit strategy.

For any investment, due diligence will involve a review of legal documentation for key terms, such as intercreditor agreement terms, voting rights, scheduled repayments, financial covenants, collateral and major amendments.

For new primary investments, the due diligence process will typically entail:

•	on-site management meetings (for agent and club transactions) and due diligence performed on operations;

•	background checks;

•	review of material contracts;

•	discussions with the customers and suppliers;

•	comprehensive analysis of historical results and projections; and

•	identification (and where possible quantification) of any pending litigation.

For secondary purchases, in addition to the typical due diligence and underwriting process, the review of legal documentation assists in ensuring appropriate contractual protections and control over the investment, in which OFS Advisor will consider:

•	how much control over the investment in the portfolio company can be obtained through the original documentation and the size of the commitment;

•	the composition of the broader creditor group; and

•	the benefits of investing at different levels of the capital structure.

For secondary opportunistic purchases, in addition to the typical due diligence and underwriting process, OFS Advisor’s review will focus on clearly identifying issues, such as an inappropriate capital structure, a suboptimal management team or operational issues that led to stressed performance, and establishing a clear, concise restructuring plan. OFS Advisor’s process is expected to consist of:

•	evaluating whether the restructuring plan is reasonable and achievable;

•	assessing the management team and its ability to implement the plan;

•	identifying internal and external risks of the plan;

•	determining if the company has the personnel, processes and systems in place to properly run the business and implement its plan; and

•	determining if OFS Advisor has the resources to assist in executing the plan.

Finally, OFS Advisor’s diligence will include a thorough review of collateral and may include documents supporting the collateral’s value, such as appraisals, field audit reports and accounts receivable agings. OFS Advisor expects to use discounted cash flow and multiples analysis to determine an approximate enterprise value and liquidation value in supporting its investment decisions. OFS Advisor will seek to achieve the targeted return on the investment through structuring the purchase price, OID, interest income and fees, the size of the investment and the level of investment in the borrower’s capital structure. At the time of the investment, OFS Advisor will formulate an exit strategy that identifies the source and expected timing of the repayment of the loan.

Investment Committee. Upon the conclusion of the due diligence process and after considering the factors described above, OFS Advisor’s team will make a formal recommendation to the investment committee for approval.

Portfolio Review/Credit Monitoring. OFS views active portfolio monitoring as a vital part of the investment process. As part of the monitoring process, OFS Advisor will regularly assess the risk profile of each of our investments and rate each of them on an internal ratings scale that has credit quality and trend indicators. Low-rated loans will receive more frequent monitoring, including assessment of potential loss exposure using discounted cash flow, sales multiples and collateral valuation analysis. In order to determine these ratings, OFS Advisor will conduct periodic monitoring activities. The monitoring takes into account items that may include changing industry characteristics, company and industry critical parameters, collateral and covenant protection, risks to obligor cash flows, benchmarking borrower performance to base and/or stress-case scenarios, the value of the collateral and enterprise and the feasibility of the exit strategy.

OFS conducts, and OFS Advisor will conduct, different monitoring activities at different frequencies. For a typical investment, OFS Advisor’s review activities may be as follows:

Daily Activities:	•	Interact with loan administration to ensure accurate and timely information for internal and external reporting, daily fundings and collections

•	Obtain reports related to loan processing (i.e., payments, balances, unused revolver availability) to facilitate funding decisions

•	Conduct ongoing internal dialogue and senior management oversight of the entire portfolio

•	Maintain a dialogue with obligors, agent banks and sponsors in furtherance of credit strategy implementation

•	Manage loans aggressively, with increased reporting and oversight for stressed and distressed obligors

•	Analyze and maintain loan documentation and detailed loan obligor financial information

Weekly Activities:	•	Obtain a weekly balance report including the obligor’s loan activity

•	Hold a credit committee meeting attended by all credit directors and a senior member of loan administration, augmented by ad hoc meetings throughout the week to:

-	Discuss any amendments or waivers in the portfolio

-	Review past due reports and upcoming loan payments

-	Discuss obligors whose deteriorating financial condition requires more frequent monitoring

-	Discuss all other noteworthy events in the portfolio (e.g., payoffs, key management changes, upcoming meetings and visits, industry events)

•	Hold an investment committee meeting to preview prospective investments at an earlier stage and approve new investments upon completion of due diligence and underwriting activities

Monthly Activities:	•	Review formal asset management report for watch list obligors

•	Review a portfolio report of commitments, balances and availability of the obligor

•	Periodically meet with obligor management on-site to review performance and plans

•	Manage loans aggressively, with increased reporting and oversight for stressed and distressed obligors

•	Modify and adapt collection strategies, as appropriate

Quarterly Activities:	•	Conduct a formalized quantitative and qualitative review of investments, including:

-	Review of risk rating with credit quality and trend indicators

-	Financial analysis, including “actual versus plan” and “actual versus prior year” for the latest quarter and year-to-date

-	Review of recent developments specific to the obligor, as well as external factors affecting the obligor

-	Review of covenant compliance and loan documentation

-	Discussion of credit strategy and action plan and repayment sources

•	Conduct fair value analysis, as appropriate

Investment Committee

The purpose of OFS Advisor’s investment committee, which will be comprised of Richard Ressler (Chairman), Glenn Pittson, Bilal Rashid, Jeffrey Cerny and Kathi Inorio and will be provided under the

Investment Advisory Agreement, is to evaluate and approve all of our investments, subject at all times to the oversight of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee will serve to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee will also determine appropriate investment sizing and suggest ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings will serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow will be reviewed on a regular basis. Members of the investment team will be encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process will improve the quality of the analysis and assists the deal team members to work more efficiently.

As described above, each transaction is presented to the investment committee in a formal written report. All of our new investments must be approved by a consensus of the investment committee. Each member of OFS Advisor’s investment committee performs a similar role for other investments managed by OFS and its affiliates. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

In addition, the investment and exit decisions and day-to-day investment activities of Tamarix LP are managed by the three investment professionals of Tamarix GP, each of whom, together with Glenn Pittson, our Chief Executive Officer, serves on the investment committee of Tamarix GP, which individuals have been previously approved by the SBA to manage Tamarix LP. If we are able to acquire the interests in Tamarix LP and Tamarix GP that we do not already own, we anticipate that the three investment professionals will become employees of OFSC. Any investment decision on the part of Tamarix LP requires the unanimous approval of Tamarix GP’s investment committee. Subject to the foregoing, Tamarix GP’s team is led by Mark Hauser who brings over 25 years of middle-market investment experience to the group. Prior to joining Tamarix GP, he was a senior managing director at Sandell Asset Management Corp., an international multi-strategy alternative asset manager, where he founded and was head of the firm’s global private equity practice as well as a member of its investment committee. Prior to joining Sandell Asset Management Corp., he was a managing director at FdG Associates LLC, a New York-based lower-middle-market private equity fund focused on investing in family-owned businesses, where he served on the investment committee. Prior to that, he was the founder and managing director of Tamarix Capital Corp., a New York-based investment and merchant banking company that made investments in businesses with significant growth potential. Mr. Hauser has served as an officer and on the boards of directors of various portfolio companies and began his career as a corporate attorney, practicing in New York, Sydney and London. Mr. Hauser holds a Bachelor of Economics and a Bachelor of Laws from Sydney University and a Master of Laws from the London School of Economics & Political Science.

Structure of Investments

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate that our loan portfolio will contain investments of the following types:

Senior Secured Loans. Historically, senior secured loans comprised substantially all of our investment portfolio and will remain part of our primary investment objective going forward. We will obtain security interests in specified assets of these portfolio companies that will serve as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral will take the form of first-priority liens on specified assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that the interest rate on senior secured loans will range between 4.75% and 8% over applicable LIBOR. Generally, we believe that future investments in senior secured loans by us will be through special purpose vehicles or in anticipation of transferring those assets to a special purpose vehicle due to the lower returns resulting from such assets.

Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that reflects the relative risk of the secured and unsecured components. We anticipate structuring our unitranche loans as senior secured loans. We will obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. We believe that unitranche lending represents a significant growth opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest than a traditional multitranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Based on our evaluation of market conditions as of the date of this prospectus, we expect that the interest rate on unitranche loans that involve financial sponsors will range between 6% and 10% (reflecting a blending of rates appropriate for the senior and junior debt exposures inherent in a unitranche loan) over applicable LIBOR. In the case of transactions originated by Tamarix LP that are not backed by a financial sponsor, we expect the cash interest rate to range between 10% and 14% and to receive warrants or other equity interests (often above 10%) in connection with such loans. Such transactions generally occur in the lower-middle market, defined as businesses with annual revenues generally between $10 million and $100 million, and the lender typically has the right to designate at least one member of the borrower’s board of directors.

Second-lien Loans. We anticipate structuring these investments as junior, secured loans. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loans. This collateral may take the form of second-priority liens on the assets of a portfolio company and we may enter into an intercreditor agreement with the holders of the portfolio company’s senior secured debt. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Mezzanine Loans. We anticipate structuring these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

Warrants and Minority Equity Securities. In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with such a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

As of June 30, 2012, including debt investments held by OFS Capital WM and Tamarix LP, approximately 97.7% of our loans were senior secured loans, while the remaining portion consisted of a mezzanine loan.

General Structuring Considerations. We intend to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

•	selecting investments that we believe have a very low probability of loss.

We expect that the portfolio companies in which we invest will have approximately $10 million to $200 million in senior and junior debt outstanding (after giving effect to our investment), with maturities ranging from five to eight years. We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

While, historically, substantially all of our investment portfolio consisted of senior secured loans to middle-market companies in the United States, we sold a substantial portion of our loan portfolio to OFS Capital WM and, concurrently with the OFS Capital WM Transaction, we distributed to OFSAM a substantial portion of our remaining loan portfolio and certain of our equity investments. We intend to continue to pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We expect that our investments will include asset classes in which OFS Advisor’s investment professionals have expertise, including investments in senior secured, unitranche, second-lien and mezzanine loans and, to a lesser extent, warrants and other minority equity securities. We will seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $5.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.

As of June 30, 2012, including investments held by OFS Capital WM and Tamarix LP, our investment portfolio consisted of outstanding loans of approximately $210.6 million in aggregate principal amount and equity investments of $2.6 million. These investments are in 49 companies and span a broad range of geographical regions and industries.

Set forth in the tables and chart below is selected information with respect to our portfolio (including investments held by OFS Capital WM and Tamarix LP) as of June 30, 2012.

The following table summarizes the composition of our loan portfolio as of June 30, 2012 (including investments held by OFS Capital WM and Tamarix LP).

	As of 6/30/12
Balance and Obligor Summary	Commitment	Outstanding
	(dollars in millions)
Balance: Term Loans	$210.6	$210.6
Balance: Revolvers	1.5	—

Total Balance	$212.1	$210.6

Total # of Obligors	49	49

The following chart provides a regional breakdown of our portfolio as of June 30, 2012 (including investments held by OFS Capital WM and Tamarix LP).

The following table summarizes our loan portfolio by size of exposure (including investments held by OFS Capital WM and Tamarix LP).

	As of 6/30/12
Obligor Size (in millions)	Commitment	Number
	(dollars in millions)
0 - 10	$212.1	49
10 - 20	—	—
20 - 30	—	—

Total Balance	$212.1	49

The following chart provides a breakdown of our portfolio by investment size as of June 30, 2012 (including investments held by OFS Capital WM and Tamarix LP).

The following chart provides a breakdown of our portfolio by yield as of June 30, 2012 (including investments held by OFS Capital WM and Tamarix LP).

Our loan portfolio is well-diversified, with limited exposure to subprime, commodities, real estate and lodging. The following table summarizes our loan portfolio by industry as of June 30, 2012 (including investments held by OFS Capital WM and Tamarix LP).

	As of 6/30/12
Category	Commitment	Percent
	(in thousands)
Health Care Services	$19,253	9.1%
Personal Products	14,488	6.8
Distributors	12,783	6.0
Software	9,774	4.6
Aerospace & Defense	9,614	4.5
Diversified Commercial & Professional Services	9,446	4.5
Insurance Brokerage	8,958	4.2
Health Care Equipment	8,783	4.1
Chemical / Plastics	8,118	3.8
Printing & Publishing	4,998	2.4
Property & Casualty Insurance	4,987	2.4
Communications Equipment Provider & Services	4,975	2.3
Healthcare Facilities	4,963	2.3
Rehabilitation Products and Services	4,963	2.3
Accounts Receivable Management Services	4,938	2.3
Asset Management & Custody Banks	4,938	2.3
Healthcare	4,925	2.3
Publishing	4,909	2.3
Asset Management Services	4,906	2.3
Automotive Aftermarket Manufacturing	4,874	2.3
Commercial Fastener Manufacturing	4,820	2.3
Automobile	4,751	2.2
North American Commodities Brokerage	4,713	2.2
Industrial Gases	4,642	2.2
Environmental Equipment Manufacturer	4,622	2.2
Environmental Consulting & Services	4,556	2.1
Household Products	4,156	2.0
Packaging	4,002	1.9
Industrial Machinery and Equipment	3,956	1.9
Electrical Components & Equipment	3,920	1.8
Health Care Supplies	3,746	1.8
Diversified/Conglomerate Manufacturing	3,605	1.7
Industrial Conglomerates	3,200	1.5
Buildings & Real Estate	1,363	0.6
Chemicals, Plastics & Rubber	442	0.2

Total	$212,087	100%

Our Investment in OFS Capital WM

OFS Capital WM acquires, manages and finances senior secured loan investments to middle-market companies in the United States. To finance its business, at the OFS Capital WM Closing, OFS Capital WM entered into the WM Credit Facility with Wells Fargo and Madison Capital (an indirect wholly-owned subsidiary of New York Life Investments). In connection with the OFS Capital WM Closing, an affiliate of Madison Capital was appointed as loan manager to manage the assets of OFS Capital WM. In February 2011, OFS Capital WM entered into the WM 2011 Credit Facility Amendments, which permitted us to treat the OFS Capital WM Closing as a sale for accounting purposes from that date forward. Additionally, in March 2012, OFS Capital WM entered into the WM 2012 Credit Facility Amendments as a result of which we have consolidated the financial statements of OFS Capital WM into our own as of March 30, 2012.

At the OFS Capital WM Closing, we sold approximately $96.9 million of loans or participations therein, transferred to us by OFS Funding, to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and the OFS Capital WM Cash Consideration. We transferred the OFS Capital WM Cash Consideration to OFS Funding, and OFS Funding used the OFS Capital WM Cash Consideration to repay a substantial portion of the outstanding loan balance under the Old Credit Facility. We also transferred the OFSAM Cash Contribution, made by our parent to us simultaneously with the OFS Capital WM Closing, to OFS Funding, and OFS Funding used the OFSAM Cash Contribution, together with cash on hand, to pay off the remaining balance under the Old Credit Facility in full.

In March 2012, OFS Capital and Madison Capital entered into the WM 2012 Credit Facility Amendments which give us substantial authority over (a) amendments, modifications, restructurings and waivers of the applicable OFS Capital WM portfolio loans, (b) providing notice of or waiving any default under the applicable OFS Capital WM portfolio loans, and (c) accelerating the maturity of the applicable OFS Capital WM portfolio loans. Specifically, for the vast majority of loans in the OFS Capital WM portfolio, the loan manager must consult with OFS Capital prior to taking any such action. While the loan manager for OFS Capital WM is not required to follow our recommendations, if we make a recommendation with which the loan manager disagrees, the loan manager must at our direction commence a process to sell the applicable investment, subject to our right to control the negotiations for such sale and to suspend any such sales process.

The WM 2012 Credit Facility Amendments were entered into in light of OFS Capital WM having made new investments which utilize the substantial majority of its borrowing capacity under the WM Credit Facility. Accordingly, it is no longer the buy and sell activities, but rather the portfolio management activities that will most significantly impact OFS Capital WM’s economic performance. As the holder of 100% of the equity interests in OFS Capital WM, we have determined that we should exert more influence and oversight over the portfolio management activities of OFS Capital WM.

We entered into the OFS Capital WM Transaction in part because OFS Capital WM would be able to increase the rate of return on the senior secured assets sold to OFS Capital WM as a result of the more favorable financing terms under the WM Credit Facility, as compared to the Old Credit Facility. We will continue to benefit from the loan assets sold to and still held by OFS Capital WM by virtue of our ownership of 100% of the equity interests in OFS Capital WM. Based on the cost of capital and the yield on the underlying assets, we have experienced positive cash flow on a quarterly basis from our investment in OFS Capital WM, and we expect to continue to do so for the life of the WM Credit Facility. In addition, we believe that our relationship with Madison Capital has significantly expanded the investment opportunities available to us. Since the OFS Capital WM Closing, OFS Capital WM has made investments in 61 companies in 44 different industry categories. The vast majority of OFS Capital WM’s investments were originated in the past two years.

The following is a summary of the terms and conditions of WM Credit Facility and related matters.

Availability; Borrowings. As noted above, OFS Capital WM has obtained a $180 million secured revolving credit facility from the class A lenders (including Wells Fargo) and the class B lenders (including Madison Capital). The class A lenders are obligated to provide up to $135 million in class A loans and the class B lenders are obligated to provide up to $45 million in class B loans to OFS Capital WM. The credit facility is secured by eligible loan assets or participations therein acquired by OFS Capital WM from us at the OFS Capital WM Closing and eligible loan assets thereafter acquired by OFS Capital WM during its reinvestment period. Eligible loan assets generally consist of first lien loans sold to OFS Capital WM by us at the OFS Capital WM Closing or acquired by OFS Capital WM during its reinvestment period.

Outstanding borrowings on the credit facility are limited to the lesser of (a) the “maximum facility amount” of $180 million and (b) the “borrowing base.” Generally, during the reinvestment period, the borrowing base is equal to the value of the loan assets in OFS Capital WM’s portfolio multiplied by the advance rate of 65% with respect to the class A loans and, as amended in September 2012, 85% with respect to the class B loans. After the reinvestment period, the maximum facility amount will be limited to the then outstanding principal amount of class A loans and class B loans.

The controlling lender has significant input into assigning the value of OFS Capital WM loan assets for purposes of determining the borrowing base. Following certain events indicative of a deterioration in the assigned value of a loan asset, the controlling lender has the right to amend the assigned value of that loan for purposes of the borrowing base (provided that, other than for loans with an assigned value of zero, the amended and assigned value can be no less than the price quoted by a nationally recognized valuation firm selected by the controlling lender). If OFS Capital WM disagrees with that amended and assigned value, it may, at its expense, retain a nationally recognized valuation firm from an approved list or otherwise mutually agreeable to the class A lenders, the class B lenders and OFS Capital WM to determine the amended and assigned value of the applicable loan. If such valuation firm’s valuation is greater than that of the controlling lender, then the valuation firm’s valuation will become the amended and assigned value. In no event, however, will the amended and assigned value be greater than the value assigned the loan at the time it was acquired by OFS Capital WM without the consent of the majority of the class A lenders and the majority of the class B lenders, consenting separately by class.

A loan will have zero value for purposes of determining the borrowing base if (a) there is a payment default on the loan or the obligor becomes insolvent, (b) the loan is not an eligible loan asset under the facility, (c) a closing date participation interest with respect to a loan was not converted into a full assignment within 60 days after the OFS Capital WM Closing or (d) unless another value is assigned by the controlling lender, the principal on a loan has been reduced or waived.

If at any time the amount of class A loans or class B loans outstanding, as applicable, exceeds the relevant borrowing base, a borrowing base deficiency will exist. In that event, OFS Capital WM will have three business days to eliminate the deficiency by, among other things, (a) depositing additional cash into the relevant collection account, (b) repaying class A loans or class B loans, as applicable, (c) pledging additional eligible loan assets or (d) if a class A borrowing base deficiency occurs, borrowing on the class B portion of the credit facility provided certain conditions are met. In the case of such a deficiency, we may determine it is in our best interests to make additional capital contributions to OFS Capital WM in the form of cash or additional eligible loan assets to protect the value of our equity investment in OFS Capital WM, and our additional contributions could be material.

The facility is subject to a reinvestment period during which time, assuming there is no event of default and certain other conditions are satisfied, class A loans and class B loans that would otherwise be subject to repayment may be borrowed or reborrowed by OFS Capital WM and reinvested in additional eligible loan assets. Pursuant to amendments entered into in September 2012, the reinvestment period was extended until December 31, 2013, but will be earlier terminated upon an event of default under the facility or certain events of default with respect to the loan manager and may be further extended by OFS Capital WM by one year with the consent of each lender.

Pursuant to those same amendments, the maturity date of each of the class A loans and the class B loans was extended until December 31, 2016, which maturity date will be further extended by one year if the reinvestment period is extended by one year.

Payment Terms. OFS Capital WM is obligated to pay interest on outstanding class A loans and class B loans on each quarterly payment date. Outstanding class A loans accrue interest at a rate per annum equal to LIBOR plus 2.75% (or 4.75% if an event of default has occurred), in each case, as amended in September 2012. Outstanding class B loans accrue interest at a rate per annum equal to LIBOR plus 6.50% (or 8.50% if an event of default has occurred), in each case, as amended in September 2012. OFS Capital WM has the right to repay loans outstanding under the facility in part from time to time. OFS Capital WM also has the right to repay the facility in full at any time. However, in the event of a repayment of the facility in full in the first or second year of the facility, OFS Capital WM will have to pay a prepayment penalty of 2.0% and 1.0%, respectively, of the maximum facility amount.

OFS Capital WM is also required to pay (a) each of the lenders customary annual unused facility fees, (b) its loan manager its loan manager fees, (c) certain trustee and bank fees and (d) other expenses and indemnities associated with management of its assets and the WM Credit Facility.

Management of OFS Capital WM and its Assets. The facility imposes significant restrictions and limitations on the activities of OFS Capital WM. Among other things, under the terms of the facility, the activities of OFS Capital WM are limited to the acquisition, ownership and management of eligible loan assets, the sale and/or substitution of eligible loan assets when and as permitted by the terms of the facility and business incidental to these activities. Under the terms of the facility, an affiliate of Madison Capital acts as loan manager and, in that capacity, has the authority to service, administer and exercise rights and remedies in respect of the assets in OFS Capital WM’s portfolio. The loan manager also has the authority to determine whether to cause assets to be sold or acquired by OFS Capital WM, subject in certain circumstances to the consent of OFS Capital, as administrative manager of OFS Capital WM, provided that OFS Capital WM retained authority to instruct the loan manager to sell the assets in its portfolio in order to repay the facility in full. The management rights of the loan manager were significantly modified in connection with the WM 2012 Credit Facility Amendments as a result of the extension of certain management and consent rights to OFS Capital, as administrative manager of OFS Capital WM, as described elsewhere in this prospectus.

Other. The facility contains additional representations and warranties, covenants and events of default customary for a transaction of this nature. Among other things, we are required to repurchase eligible loan assets or participations therein sold and contributed by us to OFS Capital WM in the event of certain breaches of representations and warranties with respect to those assets. We also pledge all of our interests in OFS Capital WM to the lenders to secure the obligations of OFS Capital WM to the lenders until all obligations under the WM Credit Facility have been paid in full and the commitments thereunder terminated.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. OFS Services or an affiliate of OFS Services will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse OFS Services or an affiliate of OFS Services for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to use the expertise of the investment professionals of OFS and its affiliates to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer and chief accounting officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers will be employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers will be paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management” are also officers of OFS Advisor. See “Management and Other Agreements—Administration Agreement.”

Properties

We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, and are provided by OFS Services pursuant to the Administration Agreement. Additional operations are conducted from offices in New York, New York and Los Angeles, California, which are also provided by OFS Services pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

OFS Capital Corporation, OFS Advisor and OFS Services are not currently subject to any material legal proceedings against them.

PORTFOLIO COMPANIES

The table set forth below contains certain information as of June 30, 2012 for each portfolio company in which we had an investment (including investments held by OFS Capital WM and Tamarix LP). Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. As of June 30, 2012, we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities. The loans in our current portfolio were either originated or purchased in the secondary market by OFSAM and its affiliates, OFS Capital WM, or Tamarix LP. There are no material differences in the underwriting standards that were used to originate or purchase in the secondary market our current portfolio securities and the underwriting standards described in this prospectus that we expect to implement.

OFS Capital, LLC

Investments Owned by OFS Capital and its subsidiaries—OFS Capital WM and Tamarix LP

June 30, 2012

Name and Address of Portfolio Company	Industry	Type of Investment	Interest (1)	Maturity	Commitment (par) in thousands	Outstanding (par) in thousands	Fair Value in thousands	Percentage of Class Held
Accelerated Health Systems LLC 205 W. Wacker Chicago, IL 60606	Healthcare Facilities	Senior Secured Loan Term Loan	7.25% (LIBOR +5.75%) (Prime +4.75%)	7/22/2017	$4,962	$4,962	$4,835
Actagro, LLC 4516 N. Howard Biola, CA 93606	Chemical/Plastics	Senior Secured Loan Term Loan	7.26% (LIBOR +5.75%) (Prime +4.75%)	12/30/2016	$2,600	$2,600	$2,562
Aegis Sciences Corp 365 Great Circle Rd. Nashville, TN 37228	Health Care Services	Senior Secured Loan Term Loan A	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	$4,925	$4,925	$4,761
Apex Companies, LLC. 15850 Crabbs Branch Way, Suite 200 Rockville, MD 20855	Environmental Consulting & Services	Senior Secured Loan Term Loan	7.50% (LIBOR +5.75%) (Prime +4.75%)	12/10/2016	$4,556	$4,556	$4,497
ASP PDM Acquisition LLC 2800 Melby Street Eau Claire, WI 54703	Buildings & Real Estate	Senior Secured Loan Term Loan A	7.75% (LIBOR +6.25%) (Prime +5.25%)	12/31/2013	$1,363	$1,363	$929
AssuredPartners Capital, Inc. 200 Colonial Center Pkwy, Suite 150 Lake Mary, FL 32746	Insurance Brokerage	Senior Secured Loan Term Loan	7.25% (LIBOR +5.75%) (Prime +4.75%)	9/30/2016	$1,164	$1,164	$1,142
AssuredPartners Capital, Inc. 200 Colonial Center Pkwy, Suite 150 Lake Mary, FL 32746	Insurance Brokerage	Senior Secured Loan Term Loan B	7.75% (LIBOR +6.25%) (Prime +5.25%)	3/31/2017	$3,747	$3,747	$3,743
Barcodes, LLC 200 W Monroe Street, Suite 1050 Chicago, IL 60606	Electrical Components & Equipment	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	7/27/2015	$3,920	$3,920	$3,815
BBB Industries LLC 5640 Commerce Blvd. East Mobile, AL 36619	Automobile	Senior Secured Loan Term Loan (First Lien)	6.50% (LIBOR +4.50%) (Prime +3.25%)	6/29/2013	$4,751	$4,751	$4,644
Behavior Health Group 8300 Douglas Avenue, Suite 750 Dallas , TX 75225	Rehabilitation Products and Services	Senior Secured Loan Term Loan A	5.75% (LIBOR +4.50%) (Prime +3.50%)	8/18/2016	$4,963	$4,963	$4,630
Cambridge Major Laboratories, Inc W130 N10497 Washington Drive Germantown, WI 53022	Health Care Equipment	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	8/11/2015	$4,165	$4,165	$4,040
Charter Brokerage LLC 383 Main Ave., Suite 506 Norwalk, CT 06851	North American Commodities Brokerage	Senior Secured Loan Term Loan A	7.50% (LIBOR +6.00%) (Prime +5.50%)	7/13/2016	$4,714	$4,714	$4,690
Compass DPC Merger Sub, Inc. 29241 Beck Road Wixom, MI 48393	Accounts Receivable Management Services	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	$4,937	$4,937	$4,800
Consolidated Commercial Controls, an AllPoints company 607 W. Dempster St. Mount Prospect, IL 60056	Distributors	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +4.00%)	1/27/2016	$4,642	$4,642	$4,514
CR Brands, Inc. 141 Venture Boulevard Spartanburg , SC 29306	Chemicals, Plastics & Rubber	Senior Secured Loan Term Loan	8.75% (LIBOR +5.75%) (Prime +4.75%)	12/31/2012	$443	$443	$428

Name and Address of Portfolio Company	Industry	Type of Investment	Interest (1)	Maturity	Commitment (par) in thousands	Outstanding (par) in thousands	Fair Value in thousands	Percentage of Class Held
Elements Behavioral Health 5000 E. Spring Street, Suite 650 Long Beach, CA 90815	Health Care Services	Senior Secured Loan Term Loan A	7.25% (LIBOR +5.75%) (Prime +4.75%)	10/31/2016	$4,938	$4,938	$4,800
Elgin Fasteners Group 1415 S Benham Versailles, IN 47042	Commercial Fastener Manufactuing	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	8/26/2016	$4,820	$4,820	$4,810
Engineered Controls International, LLC 100 Rego Drive Elon, NC 27244-9159	Industrial Gases	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +4.00%)	8/5/2016	$4,642	$4,642	$4,463
FCX Performance, Inc 3000 E. 14th Avenue Columbus, OH 43219	Industrial Machinery and Equipment	Senior Secured Loan Term Loan	7.25% (LIBOR +5.25%) (Prime +4.00%)	10/6/2016	$3,956	$3,956	$3,847
Fluoro-Seal International 16360 Park Ten Place, Suite 325 Houston, TX 77084	Chemical/Plastics	Senior Secured Loan Term Loan A	9.00% (LIBOR +7.50%) (Prime +6.50%)	1/4/2017	$3,018	$3,018	$2,978
Fort Dearborn Company 1530 Morse Ave. Elk Grove Village, IL 60007	Packaging	Senior Secured Loan Term Loan A US	6.53% (LIBOR +4.75%) (Prime +3.75%)	8/24/2015	$576	$576	$560
Fort Dearborn Company 1530 Morse Ave. Elk Grove Village, IL 60007	Packaging	Senior Secured Loan Term Loan B US	7.04% (LIBOR +5.25%) (Prime +4.25%)	8/24/2016	$3,425	$3,425	$3,368
Frenkel Benefits LLC 101 Hudson Street Jersey City, NJ 07302	Insurance Brokerage	Senior Secured Loan Term Loan A	6.25% (LIBOR +5.00%) (Prime +4.00%)	12/28/2015	$4,048	$4,048	$3,945
H.D. Vest, Inc. 6333 N. State Highway 161, 4th Floor Irving, TX 75038	Asset Management Services	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/3/2017	$4,906	$4,906	$4,730
ICM Products 805 Wolfe Avenue Cassopolis, MI 49031	Chemical/Plastics	Senior Secured Loan Term Loan	8.50% (LIBOR +7.00%) (Prime +6.00%)	2/1/2017	$2,500	$2,500	$2,455
Jameson LLC 1451 Old North Main Street P.O. Box 1030 Clover, SC 29710	Industrial Conglomerates	Senior Secured Loan Term Loan	7.50% (LIBOR +5.50%) (Prime +4.50%)	10/1/2015	$3,200	$3,200	$2,602
JWC Environmental, LLC 290 Paularino Ave. Costa Mesa, CA 92626	Environmental Equipment Manufacturer	Senior Secured Loan Term Loan	6.00% (LIBOR +4.50%) (Prime +3.50%)	8/3/2016	$4,622	$4,622	$4,340
Kellermeyer Building Services, LLC 1575 Henthorne Drive Naunee, OH 43537	Diversified Commercial & Professional Services	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +3.75%)	12/17/2015	$4,735	$4,735	$4,609
Lindstrom Metric 2750 Galvin Drive Elgin, IL 60124	Distributors	Senior Secured Loan Term Loan	6.25% (LIBOR +4.75%) (Prime +3.50%)	7/12/2016	$4,810	$4,810	$4,577
Malabar, Malabar Holding Company 220 W Los Angeles Ave Simi Valley, CA 93065	Aerospace & Defense	Senior Subordinated Term Loan	15.00% (LIBOR +15.00%) (Prime +0.00%)	5/21/2017	$4,925	$4,925	$5,023
Malabar, Malabar Holding Company 220 W Los Angeles Ave Simi Valley, CA 93065	Aerospace & Defense	Series A Preferred Stock					$1,982	39.3314%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest (1)	Maturity	Commitment (par) in thousands	Outstanding (par) in thousands	Fair Value in thousands	Percentage of Class Held
MCMC Holdings LLC 300 Crown Colony Dr., Suite 203 Quincy, MA 02169	Health Care Services	Senior Secured Loan Term Loan A	7.50% (LIBOR +6.00%) (Prime +5.00%)	9/30/2016	$4,726	$4,726	$4,671
Media Source 7858 Industrial Parkway Plain City, OH 43064	Publishing	Senior Secured Loan Term Loan A	6.75% (LIBOR +5.25%) (Prime +4.25%)	11/7/2016	$1,396	$1,396	$1,348
Media Source 7858 Industrial Parkway Plain City, OH 43064	Publishing	Senior Secured Loan Term Loan B	7.50% (LIBOR +6.00%) (Prime +5.00%)	11/7/2016	$3,513	$3,513	$3,474
Mold-Rite Plastics, LLC 1 Plant Street P.O. Box 160 Plattsburgh, NY 12901	Personal Products	Senior Secured Loan Term Loan	6.25% (LIBOR +4.50%) (Prime +3.50%)	8/5/2016	$4,656	$4,656	$4,437
MYI Acquiror Limited 7270 NW 12th St., Suite 420 Miami, FL 33126	Property & Casualty Insurance	Senior Secured Loan Term Loan A	6.25% (LIBOR +4.75%) (Prime +3.75%)	9/13/2016	$4,987	$4,987	$4,719
NeuroTherm, Inc 37 Upton Drive, Suite 2 Wilmington, MA 01887	Health Care Equipment	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	2/1/2016	$4,619	$4,619	$4,460
Pacific World 25800 Commercentre Dr. Lake Forest, CA 92630	Personal Products	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/31/2016	$4,975	$4,975	$4,836
Pamarco Technologies, Inc.; Pamarco, Incorporated; Chicago Manifold Products Co.; Diamond Holding Corporation; Accel Graphic Systems, Inc.; Armotek Industries, Inc. 235 East 11th Avenue Roselle, NJ 07203	Printing & Publishing	Senior Secured Loan Revolver	N/A (LIBOR +3.75%) (Prime +2.25%) (LOC Fee 4.25%) (Unused Fee 0.50%)	12/31/2014	$1,500	$—	$(50)
Pamarco Technologies, Inc.; Pamarco, Incorporated; Chicago Manifold Products Co.; Diamond Holding Corporation; Accel Graphic Systems, Inc.; Armotek Industries, Inc. 235 East 11th Avenue Roselle, NJ 07203	Printing & Publishing	Senior Secured Loan Term Loan A	6.00% (LIBOR +3.75%) (Prime +2.25%)	12/31/2014	$3,498	$3,498	$3,382
Phillips Feed & Pet Supply 3747 Hecktown Road Easton, PA 18042	Distributors	Senior Secured Loan Term Loan	7.50% (LIBOR +5.25%) (Prime +4.25%)	10/13/2015	$3,331	$3,331	$3,269
Phillips Plastics 1201 Hanley Road Hudson, WI 54016	Diversified/Conglomerate Manufacturing	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	2/12/2017	$1,716	$1,716	$1,629
Phoenix Brands 2601 Fortune Circle East, Ste 102B Indianapolis, IN 46241	Household Products	Senior Secured Loan Term Loan A	7.00% (LIBOR +5.50%) (Prime +4.50%)	1/31/2016	$4,156	$4,156	$3,438
Revere Industries, LLC 17005 Westfield Park Road Westfield, IN 46077	Diversified/Conglomerate Manufacturing	Senior Secured Loan Rollover Loans	9.00% (LIBOR +6.00%) (Prime +5.00%)	6/30/2013	$1,889	$1,889	$1,908
Royal Adhesives 2001 W. Washington Street South Bend, IN 46628	Diversified Commercial & Professional Services	Senior Secured Loan Term Loan A	7.25% (LIBOR +5.50%) (Prime +4.50%)	11/29/2015	$4,710	$4,710	$4,651

Name and Address of Portfolio Company	Industry	Type of Investment	Interest (1)	Maturity	Commitment (par) in thousands	Outstanding (par) in thousands	Fair Value in thousands	Percentage of Class Held
Strata Pathology Services, Inc. One Cranberry Hill, Suite 303 Lexington, MA 02421	Healthcare	Senior Secured Loan Term Loan	8.00% (LIBOR +6.50%) (Prime +5.50%)	6/30/2016	$4,925	$4,925	$3,940
Strategic Products and Services, LLC 300 Littleton Road, Suite 200 Parsippany, NJ 07853	Communications Equipment Provider & Services	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	$4,975	$4,975	$4,834
Studer Group 913 Gulf Breeze Pkwy, Suite 6 Gulf Breeze, FL 32561	Health Care Services	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/28/2016	$4,665	$4,665	$4,540
Tangible Software, Inc. 2010 Corporate Ridge #620 McLean, VA 22102	Software	Senior Secured Loan Term Loan	14.00% (LIBOR +14.00%) (Prime +0.00%)	9/28/2016	$9,774	$9,774	$9,139
Tangible Software, Inc. 2010 Corporate Ridge #620 McLean, VA 22102	Software	Class B Common Units in Energy Management and Security Solutions, LLC					$388	90.0000%
Tangible Software, Inc. 2010 Corporate Ridge #620 McLean, VA 22102	Software	Class B-1 Common Units in Energy Management and Security Solutions, LLC					$267	90.0000%
The MedTech Group, Inc. 6 Century Road South Plainfield, NJ 07080	Personal Products	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/7/2016	$4,857	$4,857	$4,726
The Ritedose Corporation 1 Technology Circle Columbia, SC 29203	Health Care Supplies	Senior Secured Loan Term Loan	6.50% (LIBOR +4.75%) (Prime +3.75%)	11/10/2016	$3,746	$3,746	$3,595
Townsend 263 Tresser Blvd., 9th floor Stamford, CT 06901	Asset Management & Custody Banks	Senior Secured Loan Term Loan	7.00% (LIBOR +4.75%) (Prime +3.75%)	5/18/2016	$4,937	$4,937	$4,709
Trico Products 3255 West Hamlin Rd. Rochester Hills, MI 48309	Automotive Aftermarket Manufacturing	Senior Secured Loan Term Loan	6.26% (LIBOR +4.75%) (Prime +3.50%)	7/22/2016	$4,874	$4,874	$4,638
Whitcraft LLC 76 County Road Eastford, CT 06242	Aerospace & Defense	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +3.75%)	12/16/2015	$4,689	$4,689	$4,532

					$212,087	$210,587	$204,599

(1)	The first rate provided in this column for each investment reflects the interest rate on all drawn amounts as of June 30, 2012. “N/A” represents revolving loans with no drawn amounts. Other values in this column represent borrower options.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of OFS Capital Corporation, OFS Advisor or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who will serve at the discretion of the board of directors. The responsibilities of our board of directors include, among other things, oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary.

Glenn R. Pittson, the Chairman of our board of directors, also serves as our Chief Executive Officer and President and Chief Investment Officer of OFSAM, and is therefore an interested person as defined in Section 2(a)(19) of the 1940 Act. The board of directors believes that it is in the best interests of our investors for Mr. Pittson to lead the board of directors because of his extensive experience with the day-to-day management of investment funds and his broad financial industry experience, as described below. We have designated Robert J. Cresci as lead independent director, who acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics of the company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its size creates a highly efficient governance structure that provides significant opportunity for direct communication between OFS Advisor and the board of directors.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Board of Directors

Under our certificate of incorporation and bylaws, our board directors is divided into three classes. At each annual meeting, directors are elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Glenn R. Pittson	57	Chairman and Chief Executive Officer	2010	2015
Bilal Rashid	41	Director	2010	2014

Independent Directors
Marc Abrams	66	Director	2011	2015
Robert J. Cresci	68	Director	2011	2014
Elaine E. Healy	50	Director	2011	2013

The address for each of our directors is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Robert S. Palmer	53	Chief Financial Officer and Treasurer
Eric P. Rubenfeld	42	Chief Compliance Officer

The address for each of our executive officers is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Marc Abrams is the founder and leader (on a semi-retired status) of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 35 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing.

Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams’ brings to our board of directors extensive accounting experience and expertise, which will be invaluable to our company.

Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc. and Luminex Corporation.

Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in investment strategies, accounting issues, and public company matters.

Elaine E. Healy is the co-founder, president, chief operating officer and a director of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002. She is a senior executive with a broad investment background in operating companies ranging from start-ups to emerging growth to publicly traded entities. Ms. Healy has more than 10 years of experience operating in an entrepreneurial environment and as a director of companies in a wide range of industries. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios.

Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy brings to our board an invaluable perspective on the building blocks for a successful enterprise and extensive experience with a wide range of investment vehicles, including closed end funds, SBICs, business development companies and both limited and general partnerships.

Interested Directors

Glenn R. Pittson is the President and Chief Investment Officer of OFSAM, which he co-founded in 2001, and a Senior Managing Director of OFSC and member of the investment, credit and executive committees. Mr. Pittson has over 25 years of experience in corporate finance, senior and mezzanine lending, structured finance, loan workouts and loan portfolio management. Prior to founding OFSAM, Mr. Pittson spent the majority of his career at Canadian Imperial Bank of Commerce and its affiliates. During 1997 and 1998, Mr. Pittson managed CIBC’s U.S. loan portfolio as the head of U.S. Credit Markets, where he was central to the development and execution of a fundamental restructuring of CIBC’s loan origination activities.

From 1997 through 1999, Mr. Pittson was also a member of various core operating committees at CIBC, including the U.S. Credit Committee, the New Initiatives Committee, the Global Finance Committee, the U.S.A. Management Committee and the U.S. Underwriting Committee. As a founding manager of CIBC’s leveraged buyout business in the mid-1980s, Mr. Pittson focused on building the middle-market, agented transaction business. Mr. Pittson holds a B.S. in Economics and Finance from Rutgers University. Mr. Pittson’s entrepreneurial and leadership experience with OFSAM and his previous experience in lending, loan origination and management are invaluable to our board of directors.

Bilal Rashid is a Senior Managing Director of OFSC and a member of the investment, credit and executive committees of the firm. In addition to his investment responsibilities, he is responsible for the capital markets-related activities of OFSC. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has approximately 17 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from CIBC. Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid brings to our board of directors invaluable experience in debt capital markets.

Executive Officers and Certain Other Officers Who Are Not Directors

Robert S. Palmer is the Chief Financial Officer of OFS Capital. Mr. Palmer is also a Managing Director of OFSC and has served as a member of OFSC’s credit and investment committees for senior lending.

Prior to joining OFSC in September 2000, Mr. Palmer spent 11 years at First Maryland Bancorp (now M&T Bank), where he was a vice president, and five years at NationsBank Corp. (now Bank of America), where he served as senior vice president/senior credit policy officer. Mr. Palmer holds a B.A. degree from Washington & Lee University and an M.A. from The Johns Hopkins University School of Advanced International Studies.

Eric P. Rubenfeld is the Chief Compliance Officer of OFS Capital, which he joined in 2010. Mr. Rubenfeld also serves as the general counsel for several affiliated entities of OFS Capital, including OFSC. Mr. Rubenfeld has over 15 years of experience in structuring complex financial transactions. Prior to joining OFS Capital, Mr. Rubenfeld spent four years at GSC Group, most recently serving as the General Counsel and Chief Compliance Officer. From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp, where he worked extensively with underwriters and risk managers in structured finance transactions. From 1995 to 2004, he worked as an attorney with a number of leading law firms, including Proskauer Rose, Arnold & Porter and Fried, Frank, Harris, Shriver & Jacobson, culminating in his position as counsel with McKee Nelson LLP. Mr. Rubenfeld has a J.D., cum laude, from Harvard Law School and a B.A. in Economics and History, magna cum laude, from UCLA.

Bei Zhang CPA is the Chief Accounting Officer of OFS Capital. Ms. Zhang also serves as the Chief Accounting Officer and Controller of OFSC.

Prior to joining OFSC in November 2009, Ms. Zhang spent nine years at L J Soldinger Associates, LLC, a certified public accounting firm, the last five years of which she acted as a Senior Audit Manager where she, among other things, supervised and led staff in conducting audit and quarterly reviews of financial statements for publicly traded companies. Ms. Zhang is a licensed Certified Public Accountant with a Masters of Accounting Science from University of Illinois at Urbana-Champaign and a Bachelor of Arts in English from Southeast University in Nanjing City, P.R. China.

Board Committees

Audit Committee

The members of our audit committee are Mr. Abrams, Mr. Cresci and Ms. Healy, each of whom meets the independence standards established by the SEC and Nasdaq for audit committees and is independent for purposes of the 1940 Act. Mr. Abrams serves as chairman of the audit committee. Our board of directors has determined that Mr. Abrams is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Mr. Abrams, Mr. Cresci and Ms. Healy, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Cresci serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation are made by the independent directors on our board.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the calendar year ending December 31, 2012. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from OFS Capital Corporation(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Marc Abrams	$100,000	—	$100,000
Robert J. Cresci	$100,000	—	$100,000
Elaine E. Healy	$90,000	—	$90,000

Interested Directors
Glenn R. Pittson	—	—	—
Bilal Rashid	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the calendar year ending December 31, 2012 based on the annual fees expected to be received by our independent directors after our initial public offering. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

We intend to pay our independent directors an annual fee of $20,000, payable quarterly, for the period from January 1, 2012 through the date of the initial public offering. In October 2012, we paid $15,000 to each of our three independent directors for their services from January 1, 2012 through September 30, 2012. After the initial public offering, the independent directors will receive an annual fee of $90,000. In addition, the chairman of each committee will receive an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Compensation of Executive Officers

None of our officers receives direct compensation from us. Mr. Pittson, our Chief Executive Officer, Mr. Palmer, our Chief Financial Officer, and Mr. Rubenfeld, our Chief Compliance Officer, are paid by OFS Services, subject to reimbursement by us pursuant to the Administration Agreement of the fees paid by OFS Services to OFSC pursuant to a Staffing Agreement for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement or OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services or OFSC.

Investment Committee

The investment committee of OFS Advisor responsible for our investments will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by OFS Advisor on our behalf. In addition, the investment committee will review and determine whether to make prospective investments identified by OFS Advisor and monitor the performance of our investment portfolio.

Information regarding members of the investment committee is as follows:

Name(1)	Age	Position
Richard S. Ressler	54	Chairman of OFSC’s board of directors, Chairman of OFS Advisor’s investment committee
Glenn R. Pittson	57	Senior Managing Director of OFSC
Bilal Rashid	41	Senior Managing Director of OFSC
Jeffrey A. Cerny	49	Senior Managing Director of OFSC
Kathi J. Inorio	48	Senior Managing Director of OFSC

(1)	The address for each member of the investment committee is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008. None of these individuals beneficially own any of our equity securities.

Members of the Investment Committee Who Are Not Our Directors or Executive Officers

Richard S. Ressler is a Co-Founder and Chairman of the executive committee of OFSAM, serving as Chairman pursuant to a consulting agreement between OFSAM and Orchard Capital. Mr. Ressler is the founder and President of Orchard Capital, a firm that provides investment capital and advice to companies (including OFSAM) in which Orchard Capital or its affiliates invest. He has been President of Orchard Capital since 1994. Mr. Ressler is a Co-Founder and Principal of CIM Group, Inc., a real estate investment and management company. In addition, Mr. Ressler is Chairman of the Board of Directors of j2 Global, Inc., a communications company. Mr. Ressler also serves as a board member for various private companies.

Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as vice chairman of Brooke Group Limited, the predecessor of Vector Group Ltd. (“VGR”), and in various capacities at VGR and its subsidiaries, including acting chief executive officer of Skybox, a leading trading card manufacturer, co-chief executive officer of Liggett & Myers Tobacco Company, chairman of Liggett Ducat, J.S.C. (VGR’s cigarette manufacturing company in Russia), president of Brooke Overseas Limited (a real estate subsidiary of VGR in Russia) and director of New Valley Corporation (the holding company of Western Union). Prior to that, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and MBA degrees from Columbia University.

Jeffrey A. Cerny is the Senior Managing Director of OFSC, where he serves as the Chairman of the credit committee and sits on the investment and executive committees. He oversees compliance with all credit policies as well as the credit evaluation, credit monitoring, troubled credit and loan administration functions. He also manages the firm’s liabilities and is responsible for negotiating and structuring funding vehicles.

Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Kathi J. Inorio joined OFSC in 1998 and is the head of OFSC’s origination and underwriting group. She is responsible for all origination and underwriting and sits on the credit, investment and executive committees.

Prior to joining OFSC, Ms. Inorio was a vice president in the corporate finance group at Heller Financial, Inc. Ms. Inorio was responsible for underwriting, negotiating and closing new business transactions as well as portfolio management of middle-market senior cash flow loans. Ms. Inorio began her career with KPMG LLP, where she was responsible for supervising manufacturing company and real estate audits. Ms. Inorio holds a B.S. in Accounting with a minor in Business Administration from Illinois State University, and is a Certified Public Accountant.

Portfolio Management

Each investment opportunity will require the approval of the investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. The day-to-day management of investments approved by the investment committee will be overseen by Glenn Pittson, Bilal Rashid, Jeffrey Cerny and Kathi Inorio. Biographical information with respect to each of these individuals is set out under “—Biographical Information” and “—Members of the Investment Committee Who Are Not Our Directors or Executive Officers.”

Each of Glenn Pittson, Bilal Rashid, Jeffrey Cerny and Kathi Inorio has ownership and financial interests in, and may receive compensation and/or profit distributions from, OFS Advisor. None of these individuals receives any direct compensation from us. See “Control Persons and Principal Stockholders” for additional information about equity interests held by certain of these individuals.

These individuals are also primarily responsible for the day-to-day management of one other pooled investment vehicle in which their affiliates receive incentive fees with a total amount of $505.8 million of assets under management and two other accounts with a total amount of $69.9 million of assets under management. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor.

MANAGEMENT AND OTHER AGREEMENTS

OFS Advisor is located at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008. OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining what securities we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.

Certain personnel of OFS will conduct activities on our behalf directly through, and under the supervision of, OFS Advisor. OFS Advisor’s services under the Investment Advisory Agreement are not exclusive. Pursuant to a Staffing Agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources to fulfill its obligations under the Investment Advisory Agreement. These resources include staffing by experienced investment professionals and access to the senior investment personnel of OFSC, pursuant to which each member of OFS Advisor’s investment committee has committed to serve in such capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). These personnel services will be provided under the Staffing Agreement on a direct cost reimbursement basis to OFS Advisor.

Investment Advisory Agreement

Management and Incentive Fee

Pursuant to the Investment Advisory Agreement with OFS Advisor and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. From the completion of this offering through October 31, 2013, the base management fee will be calculated at an annual rate of 0.875% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. After October 31, 2013, the base management fee will be calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets as of the closing of this offering (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) used to calculate the base management fee.

We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment as of the closing of this offering.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment as of the closing of this offering.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment as of the closing of this offering.

Examples of Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee:

Assumptions

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.44%

•	Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(1)	Represents a quarter of the 8.0% annualized hurdle rate.

(2)	Represents a quarter of the 1.75% annualized management fee, which becomes effective October 31, 2013.

(3)	Excludes estimated offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.61%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.80%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.16%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.16%) - 2.0%)) + 0%

	=	100% × 0.16%

	=	0.16%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.86%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.5% - 2.0%)) + (20% × (2.86% - 2.5%))

	=	0.5% + (20% × 0.36%)

	=	0.5% + 0.07%

	=	0.57%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)

•

Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)

•

Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses

All investment professionals of OFS Advisor and/or its affiliates, when and to the extent engaged in providing investment advisory services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by OFS Advisor and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization of the company;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses incurred by OFS Advisor payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	sales and purchases of our common stock and other securities;

•	distributions on our common stock and other securities;

•	investment advisory and management fees (including in respect of OFS Capital WM and Tamarix LP’s operations);

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and OFS Services based upon our allocable portion of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, necessary software licenses and subscriptions and the allocable portion of the cost of our officers, including a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, if any, and their respective staffs);

•	the allocated costs incurred by OFS Services as administrator in providing managerial assistance to those portfolio companies that request it;

•	transfer agent, dividend paying and reinvestment agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses incurred by us or OFS Services in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that OFS Advisor and its affiliates and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties, or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement.

Board Approval of the Investment Advisory Agreement

Our board, including our independent directors, approved the Investment Advisory Agreement at a meeting held on May 9, 2012. A discussion regarding the basis for our board of directors’ approval of our Investment Advisory Agreement will be included in our first periodic report under the Exchange Act filed subsequent to completion of this offering.

Administration Agreement

Pursuant to an Administration Agreement, OFS Services will furnish us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, if any, and their respective staffs. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to OFS Services.

Indemnification

The Administration Agreement provides that OFS Services and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we will have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

Staffing Agreement

We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. OFS Advisor is a subsidiary of OFSAM and will depend upon access to the investment professionals and other resources of OFSAM and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor will also depend upon OFSAM to obtain access to deal flow generated by the professionals of OFSAM and its affiliates. Under a Staffing Agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of OFS Advisor’s investment committee will serve in such capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). The Staffing Agreement will have an initial term of two years and will be renewable thereafter on an annual basis. Services under the Staffing Agreement will be provided to OFS Advisor on a direct cost reimbursement basis, and such fees will not be our obligation.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with OFS Advisor in which our senior management and members of the investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with OFSAM and its other affiliates that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors, the personnel of OFS Advisor and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by OFSAM or its other affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFSAM and its other affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, OFS Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with OFS Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to Our Business and Structure—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.”

OFS Advisor and its other affiliates will have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures will be designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and OFS Advisor’s other clients. An investment opportunity that is suitable for multiple clients of OFS Advisor and its other affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its other affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Under OFS Advisor’s allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.

We have in the past and expect in the future to co-invest on a concurrent basis with OFSAM and its other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments under the circumstances where our board of directors determines that it would be advantageous for us to co-invest with other funds managed by OFSAM or its other affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Our senior management, members of the investment committee and other investment professionals from OFSAM or its other affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

We have entered into an Investment Advisory Agreement with OFS Advisor and will pay OFS Advisor a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares. This could incentivize OFS Advisor to cause us to make more speculative investments or increase our debt outstanding in an effort to recoup its payment out of additional advisory compensation.

We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.”

We have entered into an Administration Agreement, pursuant to which OFS Services furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.

OFS Advisor is an affiliate of OFSC, with which it has entered into the Staffing Agreement. Under this agreement OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement should provide OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of OFS Advisor’s investment committee to serve in that capacity (including Mr. Ressler, who is currently the Chairman of the investment committee). OFS Advisor intends to capitalize on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

On December 31, 2009, we distributed to OFSAM assets and operations that we determined were inconsistent with our strategy. Since December 31, 2009, we have undertaken or determined to undertake certain additional steps to further our strategy. At the OFS Capital WM Closing, we sold a substantial portion of our loan portfolio, transferred to us by OFS Funding, to OFS Capital WM in exchange for all the equity interests in OFS Capital WM and the OFS Capital WM Cash Consideration. Our transfer of the OFS Capital WM Cash Consideration plus the OFSAM Cash Contribution to OFS Funding allowed OFS Funding to repay the outstanding loan balance under the Old Credit Facility after it had applied net proceeds from the sale of three loans to pay down a portion thereof. In addition, concurrently with the OFS Capital WM Transaction, we distributed to OFSAM a substantial portion of our remaining loan portfolio transferred to us by OFS Funding and certain of our equity investments. We determined to make these distributions to eliminate certain potential conflicts of interest that might arise due to the fact that we and an affiliated fund both had investments in these portfolio companies. In March 2012, we entered into the WM 2012 Credit Facility Amendments, and we have consolidated the financial statements of OFS Capital WM into our own as of March 30, 2012 as described elsewhere in this prospectus.

On October 11, 2012, we made a $4.0 million distribution to OFSAM, reflecting a payment calculated based on our member’s equity for the months of August and September of 2012, as well as a special distribution.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there will be 2,912,024 shares of common stock issued and outstanding and one stockholder of record, OFSAM. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

Name and Address(1)	Type of Ownership	Percentage of Common Stock Outstanding
		Immediately Prior to This Offering		Immediately After This Offering (2)
		Shares Owned (3)	Percentage	Shares Owned (3)	Percentage
Orchard First Source Asset Management, LLC	Record and beneficial	2,912,024	100%	2,912,024	30.4%
All officers and directors as a group (8 persons)	Record and beneficial	—	—	—	—

(1)	The address of each stockholder listed in the table above is c/o OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008.

(2)	Assumes issuance of 6,666,667 shares of our common stock in this offering at the initial public offering price of $15.00 per share. Does not reflect shares of common stock reserved for issuance upon exercise of underwriters’ option to purchase up to an additional 1,000,000 shares.

(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors following the completion of the offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in OFS Capital Corporation(1)
Independent Directors
Marc Abrams	none
Robert J. Cresci	none
Elaine E. Healy	none

Interested Directors
Glenn R. Pittson	none
Bilal Rashid	none

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We will calculate the value of our total assets in accordance with the following procedures.

Investments for which sufficient market quotations are readily available will be valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We expect that our valuation of each asset for which sufficient market quotations are not readily available will be reviewed by one or more independent third-party valuation firms at least once every 12 months.

Prior to this offering, we were not required to apply fair value accounting in accordance with the principles of FAS 157 (ASC Topic 820). Accordingly, loans or other debt investments were carried at cost on our balance sheet. In conjunction with our election to be treated as a business development company, under FAS 157 (ASC Topic 820) we will report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” FAS 157 (ASC Topic 820) requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with FAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity will be considered our principal market.

Our board of directors is ultimately and solely responsible for determining in good faith the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake, on a quarterly basis, unless otherwise noted, a multi-step valuation process, as described below:

•

For each such investment, a basic credit rating review process will be completed. The risk rating on every credit facility will be reviewed and either reaffirmed or revised by the investment committee. This process will establish base information for the quarterly valuation process.

•	Each portfolio company or investment will be valued by an investment professional.

•	Preliminary valuation conclusions will then be documented and discussed with individual members of the investment committee.

•	The preliminary valuations will then be submitted to the investment committee for ratification.

•

Third-party valuation firm(s) will be engaged to provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. The investment committee’s preliminary fair value conclusions on each asset for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by our board of directors or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our board of directors.

•

Our board of directors will discuss valuations and determine the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership that will hold shares of our common stock should consult his, her or its tax advisor with respect to the U.S. federal tax treatment of an investment in shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e. net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we have a taxable year that ends on November 30 or December 31 and so elect, for our taxable year) and (c) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We may make investments or engage in transactions that affect the character, amount and timing of gains or losses we realize. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any such income would be treated as income earned by us and therefore would be subject to the Annual Distribution Requirement. Such investments may require us to borrow money or dispose of other securities in order to comply with those requirements. We may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require us to borrow money or dispose of other securities in order to comply with the Annual Distribution Requirement. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions, as described below. We intend to monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we make any such investments in order to mitigate the effects of these rules.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If for any year we do not qualify for treatment as a RIC, we will be subject to tax on all of our taxable income (including our net capital gain) at regular corporate rates. We will not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. For taxable years beginning before January 1, 2013, such dividend income generally would be taxable as qualified dividend income eligible for a maximum federal tax rate of 15% in the case of individual U.S. stockholders provided that the shares have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For taxable years beginning before January 1, 2013, to the extent such distributions paid by us to non-corporate stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the 15% maximum federal tax rate. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Long-term capital gain of an individual U.S. stockholder is generally taxed at preferential rates. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain recognized in taxable years beginning on or before December 31, 2012. After such date, the maximum federal income tax rate on long-term capital gains is scheduled to return to 20%. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (c) who has failed to certify to us that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, a U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. stockholder’s “net investment income” for the relevant taxable year and (b) the excess of the U.S. stockholder’s modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. stockholder’s net investment income will generally include its gross dividend income and its net gains from the disposition of shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). U.S. stockholders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of our common stock.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences as compared to a direct investment in the assets in which we will invest. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2012, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. Legislation has been proposed that would extend this exemption to taxable years beginning before January 1, 2013, but there can be no assurance as to whether or not this legislation will be enacted.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

A 30% withholding tax will be imposed on certain payments to certain foreign financial institutions, investment funds and other Non-U.S. persons that fail to comply with information reporting requirements in respect of such Non-U.S. persons’ direct and indirect U.S. stockholders and/or U.S. accountholders. Such payments will include U.S.-source dividends (which include dividends on our common stock) and the gross proceeds from the sale or other disposition of stock that can produce U.S.-source dividends. Under administrative guidance and proposed regulations, such withholding will only apply to payments of dividends made on or after January 1, 2014 and to payments of gross proceeds from the sale or other disposition of shares of our common stock made on or after January 1, 2017.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. Our common stock has been approved for listing on The Nasdaq Global Market under the symbol “OFS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Immediately prior to this offering, our only securities outstanding were 2,912,024 shares of our common stock, all of which were held by OFSAM.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock within the 12 months following this offering.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (a) such person acted in good faith, (b) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (c) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (d) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•

any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the board of directors, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Action by Stockholders

Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. OFSC will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the economic value of the underlying portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for OFS Capital, free of charge, by making a written request for proxy voting information to: OFS Capital Corporation, 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2060. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to OFS Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and OFS Advisor will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Historically, we have invested in a number of the same middle-market companies as a fund managed by OFSAM or one of its affiliates. Most of these co-investments have been in securities of the same seniority. Concurrently with the OFS Capital WM Transaction, we distributed to OFSAM a substantial portion of our loan portfolio and certain of our equity investments. In connection with our election to be regulated as a business development company, we will not be permitted to co-invest with other funds managed by OFSAM or one of its affiliates in certain types of negotiated investment transactions unless we receive exemptive relief from the SEC permitting us to do so. Moreover, we may be limited in our ability to make follow-on investments or liquidate our existing equity investments in such companies. Although we intend to apply to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

We and OFS Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments under the circumstances where we believe that it will be advantageous for us to co-invest with funds managed by OFS Advisor where such investment is consistent with our investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and funds managed by OFS Advisor may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with funds managed by OFS Advisor in the same portfolio companies.

Moreover, if we elect to seek exemptive relieve, it is expected that we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (a) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (b) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. We cannot assure you that this application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Small Business Investment Company Regulations

As noted above under “The Company—Tamarix LP,” we expect our investment strategy will continue to be augmented by Tamarix LP. It is our intention to seek to acquire all of the limited partnership interests in Tamarix LP and all the limited liability company interests in Tamarix GP that are currently owned or subscribed for by other persons.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows Tamarix LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA restricts the ability of SBICs to release their investors from their capital commitments and requires that SBICs invest idle funds in accordance with SBA regulations. SBA regulations also include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, Tamarix LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations.

Tamarix LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of the SBIC license and an SBA leverage commitment does not assure that Tamarix LP will receive SBA guaranteed debenture funding, and such funding is dependent upon Tamarix LP’s continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the Tamarix LP’s assets over Tamarix LP’s limited partners and our stockholders in the event that Tamarix LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by Tamarix LP in the event of a default.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 9,578,691 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares of our common stock. The 6,666,667 shares of common stock (assuming no exercise of the underwriters’ option to purchase additional shares of our common stock) sold in the offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining 2,912,024 shares of our common stock that will be outstanding upon the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our efforts also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of the two year initial lock-up period described below, an aggregate of 2,912,024 shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144. See “Risk Factors—Risks Relating to This Offering.”

Registration Rights

Prior to the consummation of this offering, we will enter into a registration rights agreement with OFSAM, our only current stockholder. This agreement will provide OFSAM with certain rights with respect to the registration of its shares under the Securities Act, including demand, piggyback and shelf registration rights when available.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, New York, NY 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, OFS Advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. OFS Advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Morgan Stanley & Co. LLC, UBS Securities LLC and Barclays Capital Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite that underwriter’s name.

Underwriter	Number of Shares
Morgan Stanley & Co. LLC	1,666,667
UBS Securities LLC	1,600,000
Barclays Capital Inc.	1,333,334
RBC Capital Markets, LLC	666,667
Oppenheimer & Co. Inc.	666,667
Janney Montgomery Scott LLC	333,333
Ladenburg Thalmann & Co. Inc.	233,333
Wunderlich Securities, Inc.	133,333
Houlihan Lokey Capital, Inc.	33,333

Total	6,666,667

The underwriting agreement provides that the underwriters’ obligations are several, which means that each underwriter is required to purchase a specific number of shares of our common stock, but it is not responsible for the commitment of any other underwriter. The underwriting agreement provides that the underwriters’ several obligations to purchase our common stock are subject to approval of legal matters by counsel and the satisfaction of other conditions. These conditions include, among others, the continued accuracy of representations and warranties made by us in the underwriting agreement, delivery of legal opinions and the absence of material adverse changes in our assets, business or prospects after the date of this prospectus. The underwriters are obligated to purchase all the shares of common stock in the offering if any are purchased, other than those covered by the underwriters’ option to purchase additional shares of our common stock described below.

The representatives of the underwriters have advised us that the underwriters propose to offer the common stock directly to the public at the public offering prices listed on the cover page of this prospectus and to selected dealers, who may include the underwriters, at the public offering price less a selling concession not in excess of $0.63 per share for the common stock. After the completion of the offering, the underwriters may change the offering price and other selling terms.

The following table summarizes the underwriting discounts and commissions that we (or, in certain circumstances, OFS Advisor) will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

	Total
	Price Per Share	No Exercise	Full Exercise(2)
Public offering price	$15.00	$100,000,005	$115,000,005
Underwriting discount(1)	$1.05	$6,230,350	$7,280,350

(1)	The underwriters have agreed to waive the underwriting discounts and commissions on the sale of 733,000 shares of our common stock to certain investors with whom we or our affiliates have an existing relationship.
(2)	If the underwriters exercise their option to purchase additional shares of our common stock, OFS Advisor has agreed to pay the sales load attributable to those additional shares.

We estimate that the total expenses of the offering, including registration, filing and listing fees, printing fees, blue sky fees and legal, accounting and transfer agent expenses, and roadshow expenses, but excluding underwriting discounts and commissions, will be approximately $5.8 million. The underwriters may, from time to time, engage in transactions with and perform services for us and our affiliates in the ordinary course of their business.

Our common stock has been approved for listing on The Nasdaq Global Market under the symbol “OFS.”

We, each of the members of OFS Advisor’s investment committee, and each of our officers and directors, has agreed, for a period of 180 days after the date of this prospectus, and OFSAM has agreed, for a period of two years after the date of this prospectus, not to, directly or indirectly: (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of, our common stock, or any securities convertible into, or exercisable or exchangeable for our common stock, and (b) establish or increase any put equivalent position or liquidate or decrease any call equivalent position with respect to our common stock, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of our common stock, whether or not such transaction would be settled by delivery of common stock or other securities, in cash or otherwise, without, in each case, the prior written consent of the representatives, subject to certain specified exceptions.

The restricted period described above is subject to extension under limited circumstances. In the event either: (a) during the last 17 days of the applicable restricted period, we issue an earnings results or material news or a material event relating to us occurs; or (b) before the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period following the last day of the applicable period, the “lock up” restrictions described above will, subject to limited exceptions, continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event.

We have granted to the underwriters an option to purchase up to an aggregate of 1,000,000 additional shares of common stock, exercisable at the public offering price less the underwriting discount and commissions. The underwriters may exercise this option solely to purchase additional shares of our common stock at any time until 30 days after the date of the underwriting agreement. To the extent the option is exercised, each underwriter will be committed, so long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares proportionate to that underwriter’s initial commitment as indicated in the table at the beginning of this section.

We have agreed to indemnify the underwriters against liabilities related to the offering, including liabilities under the Securities Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement, and to contribute to payments that the underwriters may be required to make for these liabilities.

The representatives of the underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions, penalty bids and passive market making or purchases for the purpose of pegging, fixing or maintaining the price of our common stock in accordance with Regulation M under the Exchange Act.

•

Over-allotment transactions involve sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by exercising their over-allotment option and/or purchasing shares in the open market.

•	Stabilizing transactions permit bids to purchase the underlying security as long as the stabilizing bids do not exceed a specific maximum.

•

Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the prices of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

Penalty bids permit the representative to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to covers syndicate short positions.

•

In passive market making, market makers in the common stock who are underwriters or prospective underwriters may, subject to limitations, make bids for or purchase shares of our common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or hindering a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the prices that might otherwise exist in the open market. These transactions may be effected on The NASDAQ Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representations that the representatives of the underwriters will engage in these stabilizing transactions or that any such transaction, once commenced, will not be discontinued without notice.

A prospectus in electronic format may be made available on the websites or through other online services maintained by one or more of the underwriters. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a number of shares for sale to online brokerage account holders. Any such allocations for online distributions will be made by the representative on the same basis as other allocations. Other than the prospectus in electronic format, the information on any underwriter’s website and any information contained in any other website maintained by an underwriter is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

The principal business addresses of the representatives are: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036; UBS Securities LLC, 299 Park Avenue, New York, New York 10171; and Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019.

Discretionary Sales

The underwriters have informed us that they do not intend to confirm sales to discretionary accounts that exceed 5% of the total number of shares offered by them.

Notice to Prospective Investors in the EEA

In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), including each Relevant Member State that has implemented the 2010 PD Amending Directive with regard to persons to whom an offer of securities is addressed and the denomination per unit of the offer of shares (each, an “Early Implementing Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), no offer of shares will be made to the public in that Relevant Member State (other than offers (the “Permitted Public Offers”) where a prospectus will be published in relation to the shares that has been approved by the competent authority in a Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive), except that with effect from and including that Relevant Implementation Date, offers of shares may be made to the public in that Relevant Member State at any time:

(a).	to “qualified investors” as defined in the Prospectus Directive, including:

(i).	(in the case of Relevant Member States other than Early Implementing Member States), legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities, or any legal entity which has two or more of (i) an average of at least 250 employees during the last financial year; (ii) a total balance sheet of more than €43.0 million and (iii) an annual turnover of more than €50.0 million as shown in its last annual or consolidated accounts; or

(ii).	(in the case of Early Implementing Member States), persons or entities that are described in points (1) to (4) of Section I of Annex II to Directive 2004/39/EC, and those who are treated on request as professional clients in accordance with Annex II to Directive 2004/39/EC, or recognized as eligible counterparties in accordance with Article 24 of Directive 2004/39/EC unless they have requested that they be treated as non-professional clients; or

(b).	to fewer than 100 (or, in the case of Early Implementing Member States, 150) natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive), as permitted in the Prospectus Directive, subject to obtaining the prior consent of the representatives for any such offer; or

(c).	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares shall result in a requirement for the publication of a prospectus pursuant to Article 3 of the Prospectus Directive or of a supplement to a prospectus pursuant to Article 16 of the Prospectus Directive.

Each person in a Relevant Member State (other than a Relevant Member State where there is a Permitted Public Offer) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed that (A) it is a “qualified investor”, and (B) in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (x) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than “qualified investors” as defined in the Prospectus Directive, or in circumstances in which the prior consent of the Subscribers has been given to the offer or resale, or (y) where shares have been acquired by it on behalf of persons in any Relevant Member State other than “qualified investors” as defined in the Prospectus Directive, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

For the purpose of the above provisions, the expression “an offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer of any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71 EC (including the 2010 PD Amending Directive, in the case of Early Implementing Member States) and includes any relevant implementing measure in each Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are “qualified investors” (as defined in the Prospectus Directive) (a) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) and/or (b) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

The shares of common stock may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares of common stock or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Company or the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The shares to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

VALIDITY OF COMMON STOCK

The validity of the common stock offered hereby will be passed upon for us by Sullivan & Cromwell LLP, Los Angeles, California. Sullivan & Cromwell LLP also represents OFS Advisor. In addition, Sutherland Asbill & Brennan LLP, Washington, D.C., acts as counsel to OFS Capital. Certain legal matters in connection with the offering will be passed upon for the underwriters by Nelson Mullins Riley & Scarborough LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated balance sheets of OFS Capital, LLC and its subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in member’s equity, cash flows and schedules of investments for each of the two years in the period ended December 31, 2011 and the statement of assets and liabilities of OFS Capital WM, LLC as of December 31, 2011 and 2010, and the related statements of operations, changes in net assets, cash flows and schedules of investments for the year ended December 31, 2011 and for the period September 28, 2010 (commencement of operations) through December 31, 2010 appearing in this prospectus and registration statement have been audited by McGladrey LLP (formerly McGladrey & Pullen, LLP), an independent registered public accounting firm located at One South Wacker Drive, Chicago, IL 60606, as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. We maintain a website at http://www.ofscapitalcorp.com and intend to make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2850 West Golf Road, 5th Floor, Rolling Meadows, Illinois 60008, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

OFS CAPITAL, LLC AND SUBSIDIARIES

Consolidated Financial Report

June 30, 2012

Consolidated Financial Report

December 31, 2011 and 2010

OFS CAPITAL WM, LLC

Financial Report

December 31, 2011 and 2010

OFS Capital, LLC and Subsidiaries

Consolidated Balance Sheets

(Amounts in thousands)

	June 30, 2012	December 31, 2011
	(unaudited)
Assets
Cash and cash equivalents	$13,592	$814
Restricted cash and cash equivalents	623	—
Loans receivable, net of allowance for losses of $0 at June 30, 2012 and $219 at December 31, 2011	—	13,804
Investments, at fair value (cost of $210,103)	204,599	—
Interest receivable and other assets	626	468
Deferred offering costs	4,831	4,253
Deferred financing costs, net of accumulated amortization of $1,007 at June 30, 2012	2,795	—
Equity investment in OFS Capital WM	—	43,120
Other equity investments	—	2,455

Total assets	$227,066	$64,914

Liabilities and Member’s Equity
Liabilities
Revolving line of credit—Wells Fargo	$129,708	$—
Revolving line of credit—Madison Capital	25,328	—
Interest payable	1,473	—
Management fee payable—Loan Manager	314	—
Management fee payable—related party	277	—
Due to affiliated entities, net	7,334	7,114
Accrued expenses and other liabilities	4,215	3,081

Total liabilities	168,649	10,195

Commitments and Contingencies
Member’s equity
Member’s interest	57,075	54,719
Non-controlling interests	1,342	—

	58,417	54,719

Total liabilities and member’s equity	$227,066	$64,914

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Operations (unaudited)

(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Interest and fee income	$4,509	$39	$5,103	$989
Dividend income	29	—	59	—

Total interest income	4,538	39	5,162	989
Interest expense on borrowed funds	1,445	—	1,445	831

Net interest income	3,093	39	3,717	158
Loan loss recovery on loans receivable and loans receivable pledged to creditors	—	(439)	—	(705)

Net interest income after loan loss recovery	3,093	478	3,717	863

Non-interest income:
Gain on payable under securities loan agreement	—	—	—	71
Income (loss) from equity interests in OFS Capital WM and Tamarix GP	(3)	(564)	2,642	1,480
Other income	—	89	—	89

Total non-interest income	(3)	(475)	2,642	1,640

Non-interest expenses:
Amortization of deferred financing closing costs	143	—	143	—
Loss on sale of loans to OFS Capital WM	—	—	—	889
Net realized loss on investments—related party	1,165	—	1,165	—
Net change in unrealized depreciation on investments	939	—	939	—
Unrealized loss on warrants	—	169	—	156
Management fee expense—Loan Manager	253	—	253	—
Management fee expense—related parties	830	370	1,187	744
Professional fees	388	2	403	84
Other administrative expenses	341	67	378	153

Total non-interest expense	4,059	608	4,468	2,026

Net income (loss) before cumulative effect of accounting change	(969)	(605)	1,891	477
Cumulative effect of accounting change	570	—	570	—

Net income (loss)	(399)	(605)	2,461	477
Less: Net loss attributable to the non-controlling interests	(29)	—	(29)	—

Net income (loss) attributable to OFS Capital	$(370)	$(605)	$2,490	$477

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Changes in Member’s Equity (unaudited)

(Amounts in thousands)

	Six Months Ended June 30,
	2012			2011
	Member’s Interest	Non- Controlling Interests	Total	Member’s Interest	Non- Controlling Interests	Total
Balance at January 1, 2012 and 2011, respectively	$54,719	$—	$54,719	$69,522	$—	$69,522
Net income	2,490	(29)	2,461	477	—	477
Member contribution	1,227	1,717	2,944	—	—	—
Syndication costs	(209)	(121)	(330)	—	—	—
Distribution	(1,152)	(225)	(1,377)	—	—	—

Balance at June 30, 2012 and 2011, respectively	$57,075	$1,342	$58,417	$69,999	$—	$69,999

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)

(Amounts in thousands)

	Six Months Ended June 30,
	2012	2011
Cash Flows From Operating Activities
Net income	$2,461	$477
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of deferred financing closing costs	143	—
Amortization of discounts and premium	(369)	—
Amortization and write-off of deferred fee revenue	(112)	(80)
Cash collection of deferred fee revenue	51	—
Reversal of paid-in-kind interest income on non-accrual loans	—	110
Loan loss recovery on loans receivable and loans receivable pledged to creditors	—	(705)
Loss on sale of loans to OFS Capital WM	—	889
Net realized loss on investment—related party	1,165	—
Gain on payable under securities loan agreement	—	(71)
Net change in unrealized depreciation on investments	939	—
Income from equity investments in OFS Capital WM and Tamarix GP	(2,642)	(1,480)
Unrealized loss on warrants	—	156
Purchase of portfolio investments	(8,019)	—
Proceeds from principal payments on portfolio investments	13,906	—
Proceeds from sale of portfolio investment—related party	4,157	—
Other income	—	(89)
Write-off of uncollectible receivables	290	—
Cumulative effect of accounting change	(570)	—
Changes in operating assets and liabilities:
Interest receivable and other assets, net	304	(16)
Accrued paid-in-kind interest	(187)	(110)
Due to/from affiliated entities, net	369	134
Interest payable	(173)	—
Management fee payable	477	—

Net cash provided by (used in) operating activities	12,190	(785)

Cash Flows From Investing Activities
Loan receivables collections and payoffs	—	2,830
Collections and payoffs on loans receivable pledged to creditors	—	5,906
Collections on interest receivable pledged to creditors	—	65
Advances and other assets	(33)	(149)
Distribution from OFS Capital WM	1,225	1,970
Distribution from Tamarix GP	52	—
Consolidation of cash from OFS Capital WM	9,581	—

Net cash provided by investing activities	10,825	10,622

(Continued)

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Cash Flows (unaudited) (Continued)

(Amounts in thousands)

	Six Months Ended June 30,
	2012	2011
Cash Flows From Financing Activities
Net repayments on revolving lines of credit	(9,839)	—
Repayment of advance due to affiliated entities	—	(1,727)
Advance from affiliated entities	—	580
Distributions to member	(1,152)	—
Contributions from non-controlling interests	1,518	—
Distributions to non-controlling interests	(225)	—
Repayment of payable under loan securities agreement	—	(6,335)
Deferred offering costs	(238)	(417)
Deferred financing costs	(301)	—

Net cash used in financing activities	(10,237)	(7,899)

Net increase in cash and cash equivalents	12,778	1,938
Cash and cash equivalents—beginning of period	814	942

Cash and cash equivalents—end of period	$13,592	$2,880

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,618	$—
Supplemental Disclosure of Noncash Financing and Investing Activities:
Accrued deferred offering costs	$3,386	$3,128
Equity contribution from parent recognized due to the difference between the purchase price and fair value of the loan investment purchased from OFS Capital WM	1,227	—
Equity interest received in connection with loan restructuring	267	—
Reclasification of other liabilities to capital contribution from non-controlling interests	206	—

(Continued)

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Cash Flows (unaudited) (Continued)

(Amounts in thousands)

	Six Months Ended June 30,
	2012	2011
Supplemental Disclosure of Noncash Financing and Investing Activities:
Capital contribution from non-controlling interests via a reduction of management fee payable—related party	200	—
Derecognition of payable under securities loan agreement under sale accounting	—	74,945
Derecognition of loans receivable pledged to creditors under sale accounting	—	77,055
Derecognition of interest receivable pledged to creditors under sale accounting	—	212
Loans distributed from OFS Capital WM on June 30, 2011	—	7,245
Reduction of equity investments in OFS Capital WM as a result of the June 30, 2011 loan distributions	—	6,656
Deferred fee revenue recognized as a result of the June 30, 2011 loan distributions	—	589
Reclassification of deferred offering costs to other assets	—	13
Loan principal collection due from OFS Capital WM as a result of the June 30, 2011 loan distributions	—	5
Elimination of equity investment in OFS Capital WM and consolidation of assets and liabilities of OFS Capital WM effective March 30, 2012:
Restricted cash and cash equivalents	$623	$—
Interest receivable	920	—
Investments, at fair value	197,765	—
Deferred financing costs, net of accumulated amortization	2,637	—
Revolving line of credit—Wells Fargo	134,123	—
Revolving line of credit—Madison Capital	30,752	—
Interest payable	1,647	—
Management fee payable	314	—
Due to affiliated entity	18	—
Accrued expenses and other liabilities	132	—

See Notes to Unaudited Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 1.    Nature of Business

Organization: OFS Capital, LLC and its subsidiaries (“OFS Capital”, the “Company”, or “we”) invests primarily in middle-market loans in the United States. On December 31, 2009, the Company completed a corporate reorganization (“Reorganization”), whereby OFS Capital and its wholly owned subsidiary transferred substantially all of their assets to the parent of OFS Capital, Orchard First Source Asset Management, LLC (“OFSAM”).

On September 28, 2010, as a result of the OFS Capital WM Transaction (as defined and described in more detail in Note 3), OFS Capital became the 100% equity owner of OFS Capital WM, LLC (“OFS Capital WM”).

On September 29, 2011, OFS Capital became the primary beneficiary in Tamarix Capital Partners, LP (F/K/A “Tamarix Financial Partners, LP”; “Tamarix LP”), a variable interest entity (“VIE”) under the applicable provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 810, “Consolidation” (ASC Topic 810). On May 10, 2012, upon Tamarix LP’s receipt of a Small Business Investment Company (“SBIC”) license, OFS Capital became a 68.4% limited partner in Tamarix LP (see Note 2 for more detail).

From time to time, the term OFS Capital, the Company, or we may be used herein to refer to OFS Capital, individually, or OFS Capital and/or its subsidiaries either collectively or individually.

Note 2.    Summary of Significant Accounting Policies

Interim financial statements: The unaudited consolidated financial statements of the Company as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011, have been prepared by the Company in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In the opinion of management, the consolidated financial statements reflect all adjustments (consisting only of normal recurring accruals and adjustments except 1) OFS Capital’s consolidation of the financial statements of OFS Capital WM effective March 30, 2012 (see Principles of consolidation section below); 2) cumulative effect of accounting change to convert from cost to fair value accounting on Tamarix LP’s portfolio investments effective May 10, 2012, as a result of Tamarix LP’s receipt of the SBIC license and conversion to an investment company (see Cumulative effect of accounting change section below), and 3) the sale accounting treatment of the OFS Capital WM Transaction effective February 23, 2011 (see Note 3), which are, in the opinion of management, necessary to fairly state the operating results for the respective periods). These operating results are not necessarily indicative of the results expected for the full fiscal year ending December 31, 2012. The notes to the unaudited consolidated financial statements should be read in conjunction with the notes to OFS Capital’s December 31, 2011 audited consolidated financial statements, as well as OFS Capital WM’s December 31, 2011 audited financial statements, both of which are contained within the registration statement the Company has filed with the SEC.

Principles of consolidation: The consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries, OFS Capital WM and OFS Funding, LLC, and Tamarix LP, in which we own a majority of the limited partnership interests. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s equity and holds the controlling financial interest in such subsidiary. The Company also consolidates a VIE if it is the primary beneficiary in the VIE. All intercompany balances and transactions have been eliminated in consolidation.

OFS Capital WM

OFS Capital WM is a wholly owned subsidiary of OFS Capital formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

the United States. Prior to March 30, 2012, the Company determined that OFS Capital WM was a VIE of OFS Capital under the applicable provisions of ASC Topic 810. OFS Capital, as the owner of 100% of the equity of OFS Capital WM, has the obligation to absorb losses and the right to receive benefits, either of which could be significant to the VIE. However, prior to March 30, 2012, despite its 100% equity interest in OFS Capital WM, OFS Capital was not the primary beneficiary of OFS Capital WM as OFS Capital lacked the power, through voting interests or similar rights, to direct the activities of OFS Capital WM that most significantly impact its economic performance. The Company had concluded that MCF Capital Management, LLC (the “Loan Manager”) was the primary beneficiary of OFS Capital WM, because 1) under the terms of the loan facility of OFS Capital WM, the Loan Manager had the sole authority to service, administer and exercise rights and remedies in respect of the assets in OFS Capital WM’s portfolio; 2) the Loan Manager had the sole authority to determine whether to cause assets to be sold or acquired by OFS Capital WM, subject to certain limited circumstances where the Company has consent rights, as administrative manager of OFS Capital WM; 3) OFS Capital, as the administrative manager of OFS Capital WM, carried out duties of OFS Capital WM primarily limited to administrative matters, and 4) for its service, the Loan Manager receives a fee. The Company had determined the Loan Manager’s right to receive a loan management fee from OFS Capital WM, the interest of its related party in the class B loans of OFS Capital WM, and the implicit financial responsibility of the Loan Manager to ensure the VIE operates as designed were significant to OFS Capital WM. Since the Loan Manager was the primary beneficiary of OFS Capital WM, prior to March 30, 2012, the Company did not consolidate the financial statements of OFS Capital WM but instead accounted for its ownership interest under the equity method of accounting.

Through March 30, 2012, OFS Capital WM’s loan portfolio was essentially fully funded, which makes future management activities a critical component to ensure satisfactory credit quality and profitability of OFS Capital WM’s loan portfolio. Effective March 30, 2012, OFS Capital entered into an agreement with OFS Capital WM and the Loan Manager to amend the credit facility of OFS Capital WM (WM 2012 Loan Amendment), as a result of which, 1) instead of the Loan Manager having the sole authority to determine actions on any proposed amendment, modification, restructuring, and waiver of loans, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower; 2) instead of the Loan Manager having the sole authority to call or waive any default with respect to any loan, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower, and 3) instead of the Loan Manager having the sole authority to vote to accelerate the maturity of any loan, the Loan Manager is required to consult with OFS Capital before taking any such actions with a borrower. If OFS Capital indicates in writing that it is dissatisfied with any actions in respect of the foregoing ultimately taken by the Loan Manager, pursuant to the WM 2012 Loan Amendment, the Loan Manager may pursue the course of action which it has recommended; however, the Loan Manager will also be obligated to promptly engage a third party broker/dealer to sell the loan in question, with OFS Capital possessing the sole right to negotiate and approve the terms of any such sale transaction (including price), as well as the sole right to terminate any loan sale discussions and to block any prospective loan sale. In consideration for the rights received as a result of the WM 2012 Loan Amendment, OFS Capital agreed to give up a right of first refusal that it possessed with respect to future transactions substantially similar to the OFS Capital WM Transaction that the Loan Manager and/or its affiliates may seek to conduct with third parties.

The WM 2012 Loan Amendment granted OFS Capital significant participating rights. Additionally, owing to: 1) the significant repayment since September 28, 2010 of the preponderant portion of the loans transferred to OFS Capital WM on that date and over which OFS Capital did not have the right to consent to, or withhold consent from, loan purchase or sale recommendations made by the Loan Manager, as well as 2) the nearly full ramping and funding of OFS Capital WM’s loan portfolio as of March 2012, OFS Capital now has the right to consent to,

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

or withhold consent from, purchase or sale recommendations made by the Loan Manager with respect to a very high percentage of loans in the OFS Capital WM loan portfolio. Therefore, effective March 30, 2012, OFS Capital possessed the power to direct the activities of OFS Capital WM that most significantly impact OFS Capital WM’s economic performance. This resulted in OFS Capital’s succeeding to the controlling financial interest in OFS Capital WM, OFS Capital WM’s discontinuation as a VIE, and OFS Capital’s consolidation of OFS Capital WM, effective March 30, 2012.

The following pro forma presentation assumes OFS Capital’s consolidation of OFS Capital WM took place on January 1, 2012 and 2011, respectively, and shows the pro forma effect on income (loss) from operations. The pro forma statement of operations for the three months ended June 30, 2012 is not presented, as OFS Capital’s historical statement of operations for such period has already reflected its consolidation of the operations of OFS Capital WM.

	Six Months Ended June 30, 2012
	(Unaudited)
	Historical	Pro Forma Adjustments		Pro Forma
Interest and fee income	$5,103	4269	(1)	$9,372
Dividend income	59	—		59

Total interest income	5,162	4,269		9,431
Interest expense on borrowed funds	1,445	1,730	(1)	3,175

Net interest income	3,717	2,539		6,256

Non-interest income:
Income (loss) from equity interest in OFS Capital WM and Tamarix GP	2,642	(2,645	)(1)	(3)

Total non-interest income	2,642	(2,645)		(3)

Non-interest expenses:
Amortization of deferred financing closing costs	143	143	(1)	286
Net realized loss on investments—related party	1,165	—		1,165
Net change in unrealized depreciation on investments	939	(548	)(1)	391
Management fee expense—Loan Manager	253	267	(1)	520
Management fee expense—related parties	1,187	—		1,187
Professional fees	403	(2	)(1)	401
Other administrative expenses	378	34	(1)	412

Total non-interest expense	4,468	(106)		4,362

Net income (loss) before cumulative effect of accounting change	1,891	—		1,891
Cumulative effect of accounting change	570	—		570

Net income	2,461	—		2,461
Less: Net loss attributable to the non-controlling interests	(29)	—		(29)

Net income attributable to OFS Capital	$2,490	$—		$2,490

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

	Three Months Ended June 30, 2011 (unaudited)				Six Months Ended June 30, 2011 (unaudited)
	Historical	Pro Forma Adjustments		Pro Forma	Historical	Pro Forma Adjustments		Pro Forma
Interest and fee income	$39	$4,371	(1)	$4,410	$989	$7,103	(1)	$8,092
Interest expense on borrowed funds	—	1,201	(1)	1,201	831	2,123	(1)	2,954

Net interest income	39	3,170		3,209	158	4,980		5,138
Loan loss recovery on loans receivable and loans receivable and loans receivable pledged to creditors	(439)	—		(439)	(705)	—		(705)

Net interest income after loan loss recovery	478	3,170		3,648	863	4,980		5,843

Non-interest income:
Gain on payable under securities loan agreement	—	—		—	71	(71	)(1)	—
Income (loss) from equity interest in OFS Capital WM	(564)	564	(1)	—	1,480	(1,480	)(1)	—
Other income	89	—		89	89	—		89

Total non-interest income	(475)	564		89	1,640	(1,551)		89

Non-interest expenses:
Amortization of deferred financing closing costs	—	143	(1)	143	—	284	(1)	284
Loss on sale of loans to OFS Capital WM	—	—		—	889	(889	)(1)	—
Net realized loss on investments	—	914	(1)	914	—	991	(1)	991
Net realized loss on investments—related party	—	248	(1)	248	—	248	(1)	248
Unrealized loss on warrants	169	—		169	156	—		156
Net change in unrealized depreciation on investments	—	1,996	(1)	1,996	—	1,127	(1)	1,127
Management fee expense—related party	370	—		370	744	—		744
Management fee expense—Loan Manager	—	268	(1)	268	—	500	(1)	500
Professional fees	2	138	(1)	140	84	207	(1)	291
Other administrative expenses	67	27	(1)	94	153	72	(1)	225

Total non-interest expense	608	3,734		4,342	2,026	2,540		4,566

Net income (loss)	$(605)	$—		$(605)	$477	$889		$1,366

Pro Forma Adjustments:

(1)—To eliminate OFS Capital’s income (loss) from equity investment in OFS Capital WM and consolidate OFS Capital WM’s statement of operations into OFS Capital’s for the six months ended June 30, 2012, as well as for the three and six months ended June 30, 2011. To eliminate loss on sale of loans to OFS Capital WM for the six months ended June 30, 2011.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Tamarix LP

Tamarix LP is a Delaware limited partnership formed in January 2010, which commenced operations in September 2011. Tamarix LP applied for a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”), in order to become a SBIC regulated fund under the Small Business Investment Company Act of 1958 (the “SBIC Act”). In September and November 2011, OFS Capital entered into loan agreements with Tamarix LP pursuant to which OFS Capital lent an aggregate of $16,750 to Tamarix LP. Tamarix LP utilized these funds to originate loans with an aggregate face value of $14,750 and acquire equity interests in its borrowers for $2,455. OFS Capital’s loans to Tamarix LP are fully secured by pledges of Tamarix LP’s loans and equity interests in its borrowers.

On May 10, 2012, Tamarix LP received the SBIC license.

From September 29, 2011 through May 10, 2012, Tamarix LP was deemed to be a VIE of OFS Capital under ASC Topic 810 as the equity interests in Tamarix LP had not been called and, accordingly, it would not be possible for Tamarix LP to finance its activities without additional subordinated financial support. OFS Capital’s debt interest was considered the sole variable interest in Tamarix LP and OFS Capital was deemed to be the primary beneficiary in Tamarix LP for the period from September 29, 2011 to May 10, 2012. The investment and exit decisions, day-to-day investment activities and underlying assets of Tamarix LP are managed by its general partner, Tamarix Capital G.P., LLC (“Tamarix GP”), which is controlled by three individuals who are employed by an affiliate of OFS Capital, each of whom, together with Glenn Pittson, OFS Capital’s Chief Executive Officer, have previously been approved by the SBA to manage Tamarix LP. For accounting purposes, however, as secured lender to Tamarix LP, as well as employer (through affiliated entity) of the three individuals, OFS Capital ultimately is deemed under the applicable accounting literature to have the power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance. Further, OFS Capital has the obligation to absorb losses of Tamarix LP that could potentially be significant to Tamarix LP.

Since, upon its licensure as an SBIC fund on May 10, 2012, 1) Tamarix LP had (and continues to have) sufficient equity at risk to finance its future activities without additional subordinated financial support, and 2) there continues to be a controlling financial interest holder in Tamarix LP, effective May 10, 2012, Tamarix LP was no longer a VIE, but instead a limited partnership guided under ASC Topic 810.

Subsequent to May 10, 2012, OFS Capital is deemed under the applicable accounting literature to continue to hold the controlling financial interest in Tamarix LP since OFS Capital continues to have the power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance, and the obligation to absorb losses that could potentially be significant to Tamarix LP. In addition, as the 68.4% limited partner in Tamarix LP, OFS Capital also possesses the right to receive benefits from Tamarix LP that could potentially be significant to Tamarix LP. Therefore, subsequent to May 10, 2012, OFS Capital continues to consolidate the financial statements of Tamarix LP into its own.

During this temporary period in which OFS Capital acts as a secured lender to Tamarix LP, and in which it is deemed an employer (through an affiliated entity) of the three individuals, OFS Capital is deemed, under applicable accounting literature, to be in a position to exert control over Tamarix LP. A different conclusion could be drawn for accounting purposes upon OFS Capital’s ceasing to be a secured lender to Tamarix LP and an indirect employer of the three individuals.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Cumulative effect of accounting change: Equity contributions made by potential investors in Tamarix LP prior to issuance of the SBIC license on May 10, 2012 were contingent upon receipt of the SBIC license, and were fully refundable in the event that Tamarix LP failed to obtain the license. As a result, prior to May 10, 2012, Tamarix LP was not deemed to be an investment company and accordingly, followed the same accounting principles as its primary beneficiary, OFS Capital, to account for its loans receivable at cost, and its equity interests under the cost method of accounting, on the consolidated financial statements of OFS Capital. On May 10, 2012, upon receipt of the SBIC license, Tamarix LP was deemed to be an investment company under Accounting Standards Codification 946, “Financial Services—Investment Companies” (“ASC Topic 946”) and, therefore, must report its investment assets at fair value. Accordingly, effective May 10, 2012, Tamarix LP changed its accounting principle from cost to fair value for measuring its portfolio investments, and recorded a cumulative effect of accounting change in the amount of $570 to reflect the difference between the fair value and cost basis of its portfolio investments at May 10, 2012.

The cumulative effect of accounting change for the period May 10, 2010 through June 30, 2012 reflects the effect of Tamarix LP’s conversion to an investment company as follows:

Cumulative Effect of Conversion to an Investment Company

Effect of recording loans at fair value	$211
Effect of recording equity investments at fair value	140
Elimination of allowance for loan losses	219

$570

Fair value of financial instruments: Investments held by OFS Capital WM are recorded at their estimated fair value under ASC Topic 810. Effective May 10, 2012, investments held by Tamarix LP are also recorded at their estimated fair value under ASC Topic 810. See Note 7 for detailed disclosures.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company places its cash in financial institutions and at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents: Restricted cash and cash equivalents represent amounts maintained in the Unfunded Exposure Account of OFS Capital WM as defined by the Loan Sale Agreement and other applicable transaction documents and are subject to the lien of the trustee for the benefit of the secured parties of OFS Capital WM (see Note 3). Proceeds in the Unfunded Exposure Account along with advances under the OFS Capital WM Credit Facility (see Note 8) are utilized to fund certain eligible loans owned by OFS Capital WM that have unfunded revolving commitments. As of June 30, 2012, the restricted cash balance was $623.

Loans receivable: Loans receivable are recorded at unpaid principal balance less allowance for loan losses and net unamortized deferred loan origination fees and costs, or at adjusted cost if charge-offs have been applied on a specific loan basis.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Allowances for loan losses: The allowance for loan losses represents management’s estimate of probable losses inherent in the loan portfolio as of the balance sheet date. When determining the adequacy of the allowance for loan losses, the following factors are considered: historical internal experience and current industry conditions, economic conditions and trends, credit quality trends and other factors deemed relevant. Additions to the allowance are charged to current period earnings through the provision for loan losses. Periodically, management may determine that it is appropriate to charge-off a portion of an existing loan. Upon the resolution of a loan that has remaining outstanding amounts that have been reserved for and are determined to be uncollectible, such amounts are charged off directly against the allowance for loan losses. To the extent that an amount was not reserved, then this amount is charged off through the provision for loan losses on the consolidated statement of operations.

The Company focuses its lending activities in the commercial loan category, which includes loans for general business purposes, including financing for acquisitions, recapitalizations, and working capital. The Company assesses risk in its commercial loans generally based on the financial condition, operating performance, enterprise value, and repayment prospects of the underlying obligors.

The allowance for loan losses consists of two components, a general reserve component and a specific reserve component.

The general component of the allowance for loan losses is determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies (ASC Topic 450). The general component represents a company’s estimate of losses inherent, but unidentified, in its portfolio as of the balance sheet date. The general component of the allowance for loan losses is estimated based upon a review of the loan portfolio’s risk characteristics and analysis of the loans in the portfolio to arrive at an estimated probability of default and estimated severity of loss based, among other things, on loan type, internal risk rating, and overall consideration of general economic conditions and trends.

The specifically allocated component of the allowance for loan losses is generated from individual loans that are impaired and is determined in accordance with Accounting Standards Codification 310, “Receivables” (“ASC Topic 310”). The Company considers a loan to be impaired when, based on current information and events, it believes it is probable that it will be unable to collect all contractual principal and interest amounts due on the loan.

Loan origination fees and costs: Loan origination fees and costs are deferred, recorded as part of loans receivable and amortized over the life of the loan as an adjustment to the yield in interest income. On February 23, 2011, under the sale accounting treatment, as a result of the OFS Capital WM Transaction (see Note 3), the Company wrote off all unamortized loan origination fees and costs on loans sold to OFS Capital WM in the net amount of $283. On June 30, 2011, in connection with the loan distribution by OFS Capital WM to the Company, the Company recorded deferred revenue in the amount of $589. As of December 31, 2011, unamortized loan origination fees and costs were $803.

Investments and related investment income: OFS Capital determines the fair value of the portfolio investments held by OFS Capital WM and Tamarix LP. The determination of the fair value of the portfolio investments includes an analysis of the value of any unfunded loan commitments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. Premiums, discounts

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

and origination fees are amortized or accreted into interest income over the life of the respective debt investment. As of June 30, 2012, unamortized discounts and origination fees on debt investments held by OFS Capital WM and Tamarix LP amounted to $2,506 and $700, respectively. For the three and six months ended June 30, 2012, the Company recognized net loan origination fee income of $440 and $481, respectively. For the three and six months ended June 30, 2011, the Company recognized net loan origination fee income of $0 and $79, respectively.

For investments with contractual payment-in-kind interest (“PIK”), which represent contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three and six months ended June 30, 2012, the Company recognized PIK interest in the amount of $93 and $187, respectively. The Company did not recognize any PIK interest for the three and six months ended June 30, 2011. Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Non-accrual loans: Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and further designated as either non-accrual cash method or non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of the Company’s management, there is reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest. There were no non-accrual loans at June 30, 2012 and December 31, 2011.

Deferred offering costs: The Company defers costs related to its proposed public offering until completion of the offering. These costs include professional fees, registration costs, printing, and other miscellaneous offering costs. As of June 30, 2012 and December 31, 2011, the Company had recorded $4,831 and $4,253, respectively, of deferred offering costs, of which $3,386 and $3,078 was unpaid and accrued for at June 30, 2012 and December 31, 2011, respectively.

Deferred financing closing costs: Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized over the estimated average life of the borrowings. As of June 30, 2012, unamortized deferred financing costs recorded by OFS Capital WM amounted to $2,494.

As of June 30, 2012, Tamarix LP has received a $30,110 SBA leverage commitment, which the SBA will issue in the form of debenture securities and terminate in September 2016. The SBA charges a 3% leverage fee and a 0.425% underwriter’s fee on these commitments. The fee is payable in two stages: 1% of the committed amount when the leverage commitment is received and the remaining 2% plus the underwriting fee as funds are drawn.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

The SBA may limit the amount that may be drawn each year under this commitment, and each issuance of leverage is conditioned on Tamarix LP’s full compliance, as determined by the SBA, with the terms and conditions set forth under the SBIC Act. At June 30, 2012, Tamarix LP has paid the 1% fee in the amount of $301 to the SBA, which was recorded as deferred financing costs and will be amortized on a straight-line basis over a period of ten years when Tamarix LP draws down the leverage commitment.

For the three and six months ended June 30, 2012, the Company recorded amortization expense of $143 on its deferred financing costs.

Equity investments: Historically, the Company had received various equity ownership interests from its borrowers as partial consideration for loan modifications or restructurings or from exercising its rights under various loan documents. The Company applied foreclosure accounting and recorded these equity interests at fair value at the time of the loan restructurings. The equity interests were reviewed subsequently for potential impairment. For the three and six months ended June 30, 2012 and 2011, the Company did not record any impairment on these equity interests.

In connection with certain lending arrangements, the Company received warrants to purchase shares of stock from the borrowers. Because the warrant agreements contained net exercise or “cashless” exercise provisions, the warrants qualified as derivative instruments under Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC Topic 815”). The warrants were considered loan fees and were recorded as unearned loan income on the grant date. The unearned income was recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As all the warrants held were deemed to be derivative, they were periodically measured at fair value. Any adjustment to fair value was recorded through earnings as net unrealized gain or loss on warrants. For the three and six months ended June 30, 2011, the Company recognized an unrealized loss on warrants in the amount of $169 and $156, respectively.

For the three months ended March 31, 2012, and three and six months ended June 30, 2011, under the equity method of accounting, the Company’s 100% share of the net income or loss of OFS Capital WM was included in “Income (loss) from equity interest in OFS Capital WM” in the consolidated statements of operations. Commencing with the execution of the WM 2012 Loan Amendment, effective April 1, 2012, OFS Capital consolidated the statement of operations of OFS Capital WM into its own.

In September and November 2011, in connection with its loan originations, Tamarix LP received a 14.9% LLC membership interest in one borrower and a 19.8% preferred stock ownership interest in another borrower which were valued at $500 and $1,955, respectively, at the date of the respective loan origination. The Company applied cost method of accounting to these equity interests until May 10, 2012, when Tamarix LP became an investment company and adopted fair value accounting on its portfolio investments.

Interest income on loans receivable: Interest on loans receivable is credited to income as earned. Interest receivable is accrued only if deemed collectible. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. For loans with contractual payment-in-kind interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Interest expense: Interest expense is recognized on the accrual basis.

Syndication costs: Costs incurred in the private placement offering of Tamarix LP’s interests were charged against partners’ capital as incurred.

Organization cost: Costs incurred in organizing Tamarix LP were expensed as incurred and are included under other administrative expenses on the Company’s consolidated statements of operations.

Concentration of credit risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

Income taxes: The Company does not record a provision for federal income taxes or deferred tax benefits because its income is taxable to its member. The financial statements, therefore, reflect the Company’s transactions without adjustments required for federal income tax purposes.

The Company follows the guidance in Accounting Standards Codification 740, “Income Taxes” (“ASC Topic 740”). ASC Topic 740 clarifies the accounting for uncertainty in income taxes recognized in companies’ financial statements in accordance with tax accounting standards. There were no material uncertain income tax positions as of and for the three and six months ended June 30, 2012 and 2011. The Company is not subject to examination by U.S. federal or state tax authorities for tax years before 2009.

Reporting segments: In accordance with segment guidance set by Accounting Standards Codification 280, “Segment Reporting” (“ASC Topic 280”), the Company has determined that it has a single reporting segment and operating unit structure.

Transfers of financial assets: Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity or the ability to unilaterally cause the holder to return specific assets, In addition, for transfers of a portion of financial assets (for example, participations of loans receivable), the transfer must meet the definition of a “participating interest” in order to account for the transfer as a sale

Recent accounting pronouncements: In January 2011, the FASB issued ASU No. 2011-1, Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20 (ASU 2011-1). The FASB determined that certain provisions relating to TDRs should be deferred until additional guidance and clarification on the definition of TDRs were issued. In April 2011, the FASB issued ASU No. 2011-2, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (ASU 2011-2). ASU 2011-2 amends ASC Topic 310—Receivables, by clarifying guidance for creditors in determining whether a concession has been granted and whether a debtor is experiencing financial difficulties. The amendments are effective for the first interim or annual period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual period of adoption. ASU 2011-2 also makes disclosure

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

requirements deferred under ASU 2011-1 effective for interim and annual periods beginning on or after June 15, 2011. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In April 2011, the FASB issued ASU 2011-03, Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (ASU 2011-03). The amendments in this update apply to all entities, both public and nonpublic. The amendments affect all entities that enter into agreements to transfer financial assets that both entitle and obligate the transferor to repurchase or redeem the financial assets before their maturity. The amendments do not affect other transfers of financial assets. The amendments in this update remove from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and (2) the collateral maintenance implementation guidance related to that criterion. The guidance in this update is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04). This ASU represents the converged guidance of the FASB and the IASB (the Boards) on fair value measurement. The collective efforts of the Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The amendments to the FASB Codification in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

In November 2011, the FASB issued ASU 2011-11—Balance Sheet (Topic 210) containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company is currently assessing the impact of ASU 2011-11 on its future consolidated financial statements.

Reclassifications: Certain amounts previously reported have been reclassified where appropriate to conform to the current year’s presentation. These reclassifications have no effect on the reported net -income for three and six months ended June 30, 2012 and 2011.

Note 3.    OFS Capital WM, LLC Transaction

On September 28, 2010, OFS Capital entered into a Loan Sale Agreement with OFS Capital WM, pursuant to which OFS Capital transferred eligible loans or its 100% participating interest in certain loans as defined by the

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 3.    OFS Capital WM, LLC Transaction (Continued)

agreement (“Eligible Loans”) with $96,906 in principal to OFS Capital WM in exchange for cash of $36,255 and a 100% ownership interest in OFS Capital WM (“OFS Capital WM Transaction”).

The OFS Capital WM Transaction was a true sale for legal purposes. Under the Loan Sale Agreement and other applicable transaction documents between the Company and OFS Capital WM (collectively, the “Loan Documents”), dated September 28, 2010, OFS Capital is not permitted to revoke the sale. Wells Fargo Delaware Trust Company, N.A., acts as the trustee for the benefit of the lenders under the credit facility that forms part of the Loan Documents. The Eligible Loans are pledged by OFS Capital WM to the trustee for the benefit of the lenders. OFS Capital is not entitled or obligated to repurchase or redeem the Eligible Loans, other than a customary obligation to repurchase loans for breach of representations and warranties with respect to the eligibility of such loans. In addition, OFS Capital had the right, at its option, to purchase loans then owned by OFS Capital WM, at fair value, subject to a 20% purchase and substitution limit as prescribed in the Loan Documents (the “Call Right”).

OFS Capital accounted for the OFS Capital WM Transaction as a secured borrowing in accordance with the relevant provisions under ASC Topic 860 (Transfers and Servicing). Accordingly, on September 28, 2010, OFS Capital reclassified the loans it transferred to OFS Capital WM to loans receivable pledged to creditors on its consolidated balance sheet. In addition, on September 28, 2010, in consideration for the cash and 100% equity interest in OFS Capital WM, the Company recorded a corresponding payable under securities loan agreement.

Effective February 23, 2011, the Company amended the Loan Documents pursuant to which the Call Right and certain other rights of OFS Capital were removed. This amendment was entered into to ensure that the original intent of the parties to treat the OFS Capital WM Transaction as a true sale for both legal and accounting purposes was satisfied and to eliminate any provision that may be interpreted as contrary to that intent. For the period January 1, 2011 through February 23, 2011, OFS Capital recognized interest income on loans pledged to creditors in the amount of $831 and recorded interest expense of $831 on the payable under securities loan agreement for the same period. On February 23, 2011, as a result of the amendment to the Loan Documents, under the sale accounting treatment, the Company derecognized the loans pledged to creditors in the carrying value of $75,621 (net of loan loss allowance of $1,151 and net deferred revenue of $283), interest receivable pledged to creditors in the amount of $213, and the payable under securities agreement in the amount of $74,945. The difference between the receivables pledged to creditors and payable under securities agreement, was recognized as a loss from the sale in the amount of $889.

Note 4.    Related Party Transactions

Due to OFSAM

As of June 30, 2012 and December 31, 2011, OFS Capital owed $6,814 and $6,808 to OFSAM, respectively, due to advances of funds and repayment of funds advanced.

Member Distribution

On March 31, 2012, OFS Capital declared a distribution payable to OFSAM calculated at 8% per annum of OFS Capital’s member’s equity at March 31, 2012 in the amount of $1,152, which was paid to OFSAM in April 2012.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Related Party Transactions (Continued)

Due to Orchard First Source Capital, Inc. (“OFSC”)

As of June 30, 2012 and December 31, 2011, OFS Capital owed a total of $184 and $21, respectively, to OFSC, a wholly owned subsidiary of OFSAM, for operating expenses paid by OFSC for the benefit of OFS Capital.

Due to/from OFS Funding I, LLC (“OFS Funding I”)

As of June 30, 2012 and December 31, 2011, OFS Capital had a receivable due from OFS Funding I, a wholly owned subsidiary of OFSAM, of $18.

Due to OFS Capital Management, LLC

Effective September 28, 2010, OFS Capital entered into an Investment Advisory Agreement with OFS Capital Management, LLC (“OFS Capital Management”), an affiliated entity and wholly owned subsidiary of OFSAM, pursuant to which OFS Capital agrees to pay an annual base management fee to OFS Capital Management to compensate for its investment advisory services. The base management fee is calculated at 2% per annum of the Company’s average total assets (excluding cash) at the end of the two most recently completed calendar quarters, and payable quarterly in arrears.

On March 30, 2012, the Investment Advisory Agreement between OFS Capital and OFS Capital Management was amended whereby OFS Capital will pay a base management fee at 2% per annum of its average total assets excluding cash and the assets held by OFS Capital WM. For the assets held by OFS Capital WM at the subsidiary level, OFS Capital will pay a base management fee of 0.5% per annum on the average total assets (excluding cash) of OFS Capital WM. For the three months ended June 30, 2012 and 2011, the Company incurred management fee expenses of $353 and $370, respectively. For the six months ended June 30, 2012 and 2011, the Company incurred management fee expenses of $710 and $744, respectively. As of June 30, 2012 and December 31, 2011, the Company had accrued and unpaid management fees of $353 and $302, respectively, due to OFS Capital Management.

Distributions from OFS Capital WM

In January 2012, OFS Capital received a cash distribution from OFS Capital WM in the amount of $1,225.

Sale of Debt Investment by OFS Capital WM

In May 2012, OFS Capital WM sold a debt investment to OFS Funding I for cash proceeds of $4,157. The debt investment had a carrying value of $4,095 and fair value of $2,930, respectively, on the date of the sale. OFS Capital WM recognized a realized loss of $1,165 from the sale for the difference between the carrying and fair value of the debt investment on the date of the sale. In addition, OFS Capital recorded an equity contribution of $1,227 from its parent to account for the difference between the fair value of the debt investment sold and cash proceeds received by OFS Capital WM from OFS Funding I.

Investment in Tamarix GP

OFS Capital holds a 23.35% membership interest in Tamarix GP and accounts for this investment under the equity method of accounting. As of June 30, 2012, OFS Capital was obligated to fund $20 in Tamarix GP for its

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Related Party Transactions (Continued)

investment, which it subsequently paid in July 2012. For the three and six months ended June 30, 2012, OFS Capital recorded loss from its equity investment in Tamarix GP of $3. In April 2012, OFS Capital received a tax distribution from Tamarix GP in the amount of $52.

Investment in Tamarix Associates, LLC

OFS Capital holds a 23.33% membership interest in Tamarix Associates, LLC, the investment manager for Tamarix LP (“Tamarix Manager”), which is controlled by the three Tamarix individuals, who, together with Glenn Pittson, OFS Capital’s Chief Executive Officer, own the remaining membership interests. As of June 30, 2012, OFS Capital was not obligated to make any capital contribution to Tamarix Manager and its equity investment in Tamarix Manager was carried at zero at June 30, 2012.

Management Fee Payable—Related Party

Tamarix LP is charged a management fee by Tamarix Manager. During the investment period as defined under the SBIC Act, Tamarix LP incurs a management fee to Tamarix Manager at a per annum rate of 2.0% of the sum of Tamarix LP’s 1) unreduced regulatory capital as defined under the SBIC Act plus 2) the assumed leverage from the SBA equal to two times Tamarix LP’s unreduced regulatory capital. Thereafter, Tamarix LP will need to pay Tamarix Manager an annual management fee equal to 2.0% of Tamarix LP’s cost of loans and investments in active small businesses. For the three and six months ended June 30, 2012, Tamarix LP incurred management fee expense in the amount of $477, of which $277 was accrued for at June 30, 2012, and $200 waived and deemed to be capital contributions to Tamarix LP from affiliates of Tamarix Manager.

Note 5.    Loans Receivable

Due to Tamarix LP’s conversion to an investment company and adoption of fair value accounting on its loans and equity investments effective May 10, 2012, at June 30, 2012, the Company had no loans receivable as a result of reclassifying its loans receivable to investments on its consolidated balance sheet.

As a result of the February 23, 2011 amendment to the Loan Documents (see Note 3), which resulted in the derecognition of the loans receivable pledged to creditors under the sale accounting, there were no outstanding balance on loans receivable pledged to creditors at either June 30, 2012 or December 31, 2011.

Average impaired loans during the six months ended June 30, 2011 totaled $1,862. Average impaired loans, net of the allowance for loan loss, during the six months ended June 30, 2011 was $1,607. Income recognized on the sole impaired loan, which was repaid on June 30, 2011, on the cash and accrual basis for the three and six months ended June 30, 2011 was $0.

There were no TDRs with respect to the Company’s loans during the six months ended June 30, 2011.

As of December 31, 2011, OFS Capital had no past due loans.

As part of the on-going monitoring of the credit quality of the Company’s loan portfolio, management categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt and comply with various terms of their loan agreements. The Company considers current financial information, historical payment experience, credit documentation, public information and current economic trends. Generally, all credits receive a financial review no less frequently than quarterly to monitor and adjust, if necessary, the credit’s risk categorization.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Loans Receivable (Continued)

The Company categorizes loans into the following risk categories based on relevant information about the ability of borrowers to service their debt:

1 (Low Risk)—A risk rated 1, or Low Risk, credit is a credit that has most satisfactory asset quality and liquidity, good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a 1 rated credit would be considered to be of investment grade quality.

2 (Below Average Risk)—A risk rated 2, or Below Average Risk, credit is a credit that has acceptable asset quality, moderate excess liquidity, modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.

3 (Average)—A risk rated 3, or Average, credit is a credit that has acceptable asset quality, somewhat strained liquidity, minimal leverage capacity. It is at times characterized by just acceptable cash flows from operations. Under adverse market conditions, carrying the current debt service could pose difficulties for the borrower. The trends and conditions of the credit’s operations and balance sheet are neutral to slightly negative.

4 (Special Mention)—A risk rated 4, or Special Mention, credit is a credit with no apparent loss of principal or interest envisioned. Nonetheless, it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The credit’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may, if not checked or corrected, weaken the asset or inadequately protect the Company’s credit position.

5 (Substandard)—A risk rated 5, or Substandard, credit is a credit inadequately protected by the current enterprise value or paying capacity of the obligor or of the collateral, if any. These credits have well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that the Company may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g. bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.

6 (Doubtful)—A risk rated 6, or Doubtful, credit is a credit with all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

7 (Loss)—A risk rated 7, or Loss, credit is a credit considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Loans Receivable (Continued)

an operating company, a credit where the majority of the Company’s assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to minimal or highly contingent based on intangible assets or performance based measures.

At December 31, 2011, the Company had two loans receivable, both of which had a risk rating of 3.

The details of loan loss allowance for loans receivable for the three and six months ended June 30, 2012 and 2011 are summarized as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Balance—beginning of period	$219	$410	$219	$356
Recoveries	$—	$(439)	$—	$(439)
Reversal upon conversion from cost to fair value accounting on loan investments	(219)	—	(219)	—
Paid-in-kind interest income reversed on non-accrual loans	—	56	—	110

Balance—end of period	$—	$27	$—	$27

The details of loan loss allowance for loans receivable pledged to creditors for the six months ended June 30, 2012 and 2011 are summarized as follows:

	Six Months Ended June 30,
	2012	2011
Balance—beginning of period	$—	$1,417
Net provision (benefit) charged to expense	—	(266)
Write-offs	—	(1,151)

Balance—end of period	$—	$—

For the six months ended June 30, 2011, the $1,151 write-off was related to the OFS Capital WM Transaction. Under the sale accounting treatment, effective February 23, 2011, the loan loss allowance was written off upon the sale of the loans to OFS Capital WM.

Note 6.    Commitments and Contingencies

At June 30, 2012 and December 31, 2011, the Company had $1,500 of unused lines of credit granted to borrowers.

On March 27, 2012, we entered into a new subscription agreement (“Subscription Agreement”) with respect to an investment in Tamarix LP, which superseded prior agreements and was contingent upon issuance of the license from the SBA. Under the terms of the Subscription Agreement, our investment in Tamarix LP will not exceed $25,000. On April 2, 2012, OFS Capital funded $1,584 to Tamarix LP. In March and April 2012,

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 6.    Commitments and Contingencies (Continued)

Tamarix LP also received an aggregate of $207 and $709, respectively, from other investors. These funds, totaling $2,500, were called by Tamarix LP as requested by the SBA and would be used as initial capital of Tamarix LP once Tamarix LP received the SBIC license. In the event a license was not granted, these funds would be returned to OFS Capital and the other investors. On May 10, 2012, as a result of Tamarix LP’s receipt of the SBIC license, our equity investment in Tamarix LP was no longer contingent, and our advance to Tamarix LP in the amount of $1,584 was reclassified to our equity investment in Tamarix LP, which was eliminated on the accompanying June 30, 2012 consolidated balance sheet.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 7.    Fair Value of Financial Instruments

The Company follows the guidance in ASC Topic 820 for measuring the fair value of the portfolio investments held by OFS Capital WM and Tamarix LP. The Company also follows the guidance in ASC Topic 820 in disclosing the fair value reported for all financial instruments that are either impaired or available for sale securities, using the definitions provided in ASC Topic 320. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.

Level 3: Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

The Company assesses the levels of the investments at each measurement day, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Level 1, 2 and 3 during the year. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial statement is categorized.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of Level 3 investments is the discounted cash flow method (although in certain instances a liquidation analysis or other methodology may be most appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisitions of the investment. Application of these valuation methodologies involves a significant degree of judgment by management.

The fair value of equity securities, including warrants, in portfolio companies may also consider the market approach—that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by the Company; and (3) multiplying the range of equity values derived therefrom by the Company’s ownership share of such equity tranche in order to arrive at a range of fair values for the Company’s equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

Equity in a portfolio company that invests in loans, will typically be valued by arriving at a fair value of such vehicle’s loan assets (plus, when appropriate, the carrying value of certain other assets), and deducting the book value or fair value (as appropriate) of such vehicle’s liabilities to arrive at a fair value for the equity. When appropriate, in order to recognize value that would be created by growth opportunities of such portfolio company, equity in a portfolio company may also be valued by taking into consideration the magnitude, timing, and effective life of its expected future investments in loans.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded. With respect to level 3 investments, where sufficient market quotations are not readily available or for which no or an insufficient number of indicative prices from pricing services or brokers or dealers have been received, the Company undertakes, on a quarterly basis, a valuation process as described below:

•

For each debt investment, a basic credit rating review process (consistent with the process described in Note 5 for assessing the credit quality of the Company’s loans receivable) is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by the Company’s investment committee.

•	Each portfolio company or investment is valued by an investment professional.

•	Preliminary valuation conclusions are then documented and discussed with individual members of the investment committee.

•	The preliminary valuations are then submitted to the investment committee for ratification.

•

Third party valuation firm(s) will be engaged to provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. The investment committee’s preliminary fair value conclusions on each of our level 3 assets will be reviewed and assessed by a third-party valuation firm at least once every 12 months, and more often as determined by our board of directors or required by the Company’s fair value policy.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded. The Company manages its exposure to market risk related to its investments through monitoring the financial condition of its investments, as well as the volatility and liquidity trends of the markets it trades in.

Assets Recorded at Fair Value on a Recurring Basis

The following table summarizes assets measured at fair value on a recurring basis as of June 30, 2012 and December 31, 2011, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value.

	June 30, 2012
	Fair Value Measurements Using			Total
Description	(Level I)	(Level II)	(Level III)
Assets:
Debt investments	$—	$—	$201,962	$201,962
Equity investments	—	—	2,637	$2,637
Money market funds *	2,891	—	—	2,891

	$2,891	$—	$204,599	$207,490

*	included in cash and cash equivalents and restricted cash and cash equivalents on the consolidated balance sheet.

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

The Company had one category of debt investments at June 30, 2012, consisting of commercial loans to 49 portfolio companies. The debt investments were measured at fair value via application of the discounted cash flow method, based on discount rates (derived primarily from unobservable credit quality and unobservable market interest rate inputs) ranging from 7.77% to 18.01%, with a weighted average rate of 9.15% and unobservable EBITDA multiple inputs ranging from 4.0 to 9.44, with a weighted average multiple of 6.06. Changes in credit quality (which would impact the discount rate) and, to a lesser extent, changes in EBITDA multiples, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to changes in the discount rate.

Equity investments are measured at fair value via: 1) application of the discounted cash flow method, based on discount rates ranging from 20%-30%, with a weighted average rate of 22.82%, and unobservable EBITDA multiple inputs ranging from 4.71 to 5.17, with a weighted average multiple of 5.04, as well as 2) application of the market approach, utilizing unobservable EBITDA multiple inputs of 2.95 to 8.76. Changes in EBITDA multiples, as well as changes in the discount rate, could have a significant impact on the fair values of equity interests, with the fair value of an equity interest susceptible to change in tandem with changes in EBITDA multiples and in inverse relation to changes in the discount rate.

	December 31, 2011
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Money market funds *	$12	$—	$—	$12

	$12	$—	$—	$12

*	included in cash and cash equivalents on the consolidated balance sheet.

The following tables presents additional information about assets measured at fair value on a recurring basis for which the Company has utilized Level 3 inputs to determine fair value.

	For the Six Months Ended June 30, 2012
	Debt Investments	Equity Investments
Level 3 assets, beginning of period	$—	$—
Net change in unrealized depreciation on investments	(713)	(226)
Net realized loss on investment—related party	(1,165)	—
Consolidation of investments held by OFS Capital WM	197,765	—
Purchase of portfolio investments	8,019	—
Accrued PIK	93	—
Portfolio investments of Tamarix LP converted from cost to fair value accounting	14,382	2,596
Proceeds from principal payments on portfolio investments	(13,906)	—
Sale of portfolio investment—related party	(2,930)	—
Portfolio investment received in connection with debt restructuring	—	267
Amortization of discounts and premium	417	—

Level 3 assets, end of period	$201,962	$2,637

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

For the Year Ended December 31, 2011
Level 3 assets, beginning of period	$156
Unrealized loss on warrants included in earnings	(156)
Level 3 assets, end of period	$—

Assets and Liabilities Recorded at Fair Value on a Nonrecurring Basis

The Company may be required, from time to time, to measure certain assets and liabilities at fair value on a nonrecurring basis in accordance with GAAP. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost. As of June 30, 2012 and December 31, 2011, the Company had no assets valued on a non-recurring basis.

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts have been measured as of June 30, 2012 and December 31, 2011, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at June 30, 2012 and December 31, 2011.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

As of June 30, 2012 and December 31, 2011, the recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	June 30, 2012		December 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$13,592	$13,592	$814	$814
Restricted cash and cash equivalents	623	623	—	—
Loans receivable, net	—	—	13,804	14,565
Investments	204,599	204,599	—	—
Equity investment in OFS Capital WM	—	—	43,120	41,217
Other equity interests	—	—	2,455	2,619
Interest receivable and other assets	626	626	468	468
Financial liabilities:
Revolving line of credit—Wells Fargo	$129,708	$129,708	$—	$—
Revolving line of credit—Madison Capital	25,328	25,328	—	—
Interest payable	1,473	1,473	—	—

OFS Capital, LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(Amounts in thousands)

Note 8.    OFS Capital WM Facility

On September 28, 2010, OFS Capital WM entered into a $180,000 secured revolving credit facility (the “WM Credit Facility”) with Wells Fargo and Madison Capital, with the Class A lenders (initially Wells Fargo) providing up to $135,000 in the Class A loans and the Class B lenders (initially Madison Capital) providing up to $45,000 in Class B loans to OFS Capital WM. The WM Credit Facility is secured by the Eligible Loans transferred to OFS Capital WM by OFS Capital on the date of the OFS Capital WM Transaction and any eligible loan assets subsequently acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital have five- and six-year terms, respectively, and both facilities provide a one-year option for extension upon the approval of the Class A and Class B lenders. The loan facilities have a reinvestment period of two years after the closing date of the WM Credit Facility, which can be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities are limited to the lesser of (1) $180,000 and (2) the borrowing base as defined by the Loan Documents. OFS Capital WM is obligated to pay interest on outstanding Class A loans and Class B loans on each quarterly payment date. Outstanding Class A loans accrue interest equal to LIBOR plus 3.00% per annum. Outstanding Class B loans accrue interest equal to LIBOR plus 4.00% per annum. OFS Capital WM has the right to repay loans outstanding under the facility in part from time to time. OFS Capital WM also has the right to repay the facility in full at any time. However, in the event of a repayment of the facility in full in the second year of the facility, OFS Capital WM is subject to a prepayment penalty of 1.0% of the maximum facility amount. The unused commitment fee on the Class A loan facility is (1) 0.5% of the first $25,000 of the unused facility and (2) 2% of the balance in excess of $25,000. The unused commitment fee on the Class B loan facility is 0.5% per annum. In connection with the WM Credit Facility, OFS Capital WM incurred financing costs of $3,501, which are deferred and being amortized over the terms of WM Credit Facility.

Under the OFS Capital WM Credit Facility, the Loan Manager charges both a senior and subordinated management fee to OFS Capital WM for its services each at 0.25% per annum of the assigned value of the underlying portfolio investments, which value is determined by the controlling lender, plus an accrued fee that is deferred until after the end of the investment period of the portfolio investments. For the three and six months ended June 30, 2012, the Company incurred management fee expense of $253 to the Loan Manager.

Note 9.    Subsequent Events Not Disclosed Elsewhere

In preparing these financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure.

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
United States

Loans Receivable

Accounts Receivable Management Services
Compass DPC Merger Sub, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	$4,937	$4,895	$4,800	8.2%

				4,937	4,895	4,800	8.2

Aerospace & Defense
Malabar, Malabar Holding Company	Senior Subordinated Note	15.00%(4)	5/21/2017	4,925	4,828	5,023	8.6
Whitcraft LLC	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +3.75%)	12/16/2015	4,689	4,627	4,532	7.8

				9,614	9,455	9,555	16.4

Asset Management & Custody Banks
Townsend Acquisition LLC	Senior Secured Loan Term Loan	7.00% (LIBOR +4.75%) (Prime +3.75%)	5/18/2016	4,937	4,828	4,709	8.1

				4,937	4,828	4,709	8.1

Asset Management Services
H.D. Vest, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/3/2017	4,906	4,841	4,730	8.1

				4,906	4,841	4,730	8.1

Automobile
BBB Industries, LLC	Senior Secured Loan Term Loan (First Lien)	6.50% (LIBOR +4.50%) (Prime +3.25%)	6/29/2013	4,751	4,732	4,644	7.9

				4,751	4,732	4,644	7.9

Automotive Aftermarket Manufacturing
Trico Products Corporation	Senior Secured Loan Term Loan	6.26% (LIBOR +4.75%) (Prime +3.50%)	7/22/2016	4,874	4,811	4,638	7.9

				4,874	4,811	4,638	7.9

Buildings & Real Estate
ASP PDM Acquisition LLC	Senior Secured Loan Term Loan A	7.75% (LIBOR +6.25%) (Prime +5.25%)	12/31/2013	1,363	1,321	929	1.6

				1,363	1,321	929	1.6

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Chemical / Plastics
Actagro, LLC	Senior Secured Loan Term Loan	7.26% (LIBOR +5.75%) (Prime +4.75%)	12/30/2016	2,600	2,562	2,562	4.4
Fluoro-Seal International LLC	Senior Secured Loan Term Loan A	9.00% (LIBOR +7.50%) (Prime +6.50%)	1/4/2017	3,018	2,978	2,978	5.1
ICM Products Inc	Senior Secured Loan Term Loan	8.50% (LIBOR +7.00%) (Prime +6.00%)	2/1/2017	2,500	2,455	2,455	4.2

				8,118	7,995	7,995	13.7

Chemicals, Plastics & Rubber
CR Brands, Inc.	Senior Secured Loan Term Loan	8.75% (LIBOR +5.75%) (Prime +4.75%)	12/31/2012	443	436	428	0.7

				443	436	428	0.7

Commercial Fastener Manufactuing
Elgin Fasteners Group	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	8/26/2016	4,820	4,695	4,810	8.1

				4,820	4,695	4,810	8.1

Communications Equipment Provider & Services
Strategic Products and Services, LLC.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	4,975	4,932	4,834	8.3

				4,975	4,932	4,834	8.3

Distributors
Consolidated Equipment Parts Inc	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +4.00%)	1/27/2016	4,642	4,590	4,514	7.7
Lindstrom Metric, LLC	Senior Secured Loan Term Loan	6.25% (LIBOR +4.75%) (Prime +3.50%)	7/12/2016	4,810	4,758	4,577	7.8
Phillips Feed & Pet Supply	Senior Secured Loan Term Loan	7.50% (LIBOR +5.25%) (Prime +4.25%)	10/13/2015	3,331	3,280	3,269	5.6

				12,783	12,628	12,360	21.1

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Diversified Commercial & Professional Services
Kellermeyer Building Services, LLC	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +3.75%)	12/17/2015	4,735	4,660	4,609	7.9
Royal Adhesives	Senior Secured Loan Term Loan A	7.25% (LIBOR +5.50%) (Prime +4.50%)	11/29/2015	4,710	4,660	4,651	8.0

				9,445	9,320	9,260	15.9

Diversified/Conglomerate Manufacturing
Phillips Plastics	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	2/12/2017	1,716	1,677	1,629	2.8
Revere Industries, LLC	Senior Secured Loan Rollover Loans	9.00% (LIBOR +6.00%) (Prime +5.00%)	6/30/2013	1,889	1,894	1,908	3.3

				3,605	3,571	3,537	6.1

Electrical Components & Equipment
Barcodes, LLC	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	7/27/2015	3,920	3,877	3,815	6.5

				3,920	3,877	3,815	6.5

Environmental Consulting & Services
Apex Companies, LLC.	Senior Secured Loan Term Loan	7.50% (LIBOR +5.75%) (Prime +4.75%)	12/10/2016	4,556	4,503	4,497	7.7

				4,556	4,503	4,497	7.7

Environmental Equipment Manufacturer
JWC Environmental, LLC.	Senior Secured Loan Term Loan	6.00% (LIBOR +4.50%) (Prime +3.50%)	8/3/2016	4,622	4,582	4,340	7.4

				4,622	4,582	4,340	7.4

Health Care Equipment
Cambridge Major Laboratories, Inc	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	8/11/2015	4,165	4,118	4,040	6.9
NeuroTherm, Inc	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	2/1/2016	4,619	4,558	4,460	7.6

				8,784	8,676	8,500	14.5

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Health Care Services
Aegis Sciences Corporation	Senior Secured Loan Term Loan A	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	4,925	4,846	4,761	8.1
Elements Behavioral Health, Inc.	Senior Secured Loan Term Loan A	7.25% (LIBOR +5.75%) (Prime +4.75%)	10/31/2016	4,938	4,864	4,800	8.2
MCMC LLC	Senior Secured Loan Term Loan A	7.50% (LIBOR +6.00%) (Prime +5.00%)	9/30/2016	4,726	4,664	4,671	8.0
Studer Group LLC	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/28/2016	4,665	4,603	4,540	7.8

				19,254	18,977	18,772	32.1

Health Care Supplies
The Ritedose Corporation	Senior Secured Loan Term Loan	6.50% (LIBOR +4.75%) (Prime +3.75%)	11/10/2016	3,746	3,691	3,595	6.2

				3,746	3,691	3,595	6.2

Healthcare
Strata Pathology Services, Inc.	Senior Secured Loan Term Loan	8.00% (LIBOR +6.50%) (Prime +4.50%)	6/30/2016	4,925	4,852	3,940	6.7

				4,925	4,852	3,940	6.7

Healthcare Facilities
Accelerated Health Systems LLC	Senior Secured Loan Term Loan	7.25% (LIBOR +5.75%) (Prime +4.75%)	7/22/2017	4,962	4,919	4,835	8.3

				4,962	4,919	4,835	8.3

Household Products
Phoenix Brands LLC	Senior Secured Loan Term Loan A	7.00% (LIBOR +5.50%) (Prime +4.50%)	1/31/2016	4,156	4,102	3,438	5.9

				4,156	4,102	3,438	5.9

Industrial Conglomerates
Jameson LLC	Senior Secured Loan Term Loan	7.50% (LIBOR +5.50%) (Prime +4.50%)	10/1/2015	3,200	3,158	2,602	4.5

				3,200	3,158	2,602	4.5

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Industrial Gases
Engineered Controls International, LLC	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +4.00%)	8/5/2016	4,642	4,586	4,463	7.6

				4,642	4,586	4,463	7.6

Industrial Machinery and Equipment
FCX Performance, Inc	Senior Secured Loan Term Loan	7.25% (LIBOR +5.25%) (Prime +4.00%)	10/6/2016	3,956	3,919	3,847	6.6

				3,956	3,919	3,847	6.6

Insurance Brokerage
Assured Partners Capital, Inc.	Senior Secured Loan Term Loan	7.25% (LIBOR +5.75%) (Prime +4.75%)	9/30/2016	1,164	1,146	1,142	2.0
Assured Partners Capital, Inc.	Senior Secured Loan Term Loan B	7.75% (LIBOR +6.25%) (Prime +5.25%)	3/31/2017	3,747	3,746	3,743	6.4
Frenkel Benefits LLC	Senior Secured Loan Term Loan A	6.25% (LIBOR +5.00%) (Prime +4.00%)	12/28/2015	4,048	3,988	3,945	6.8

				8,959	8,880	8,830	15.2

North American Commodities Brokerage
Charter Brokerage LLC	Senior Secured Loan Term Loan A	7.50% (LIBOR +6.00%) (Prime +5.50%)	7/13/2016	4,714	4,644	4,690	8.0

				4,714	4,644	4,690	8.0

Packaging
Fort Dearborn Company	Senior Secured Loan Term Loan A US	6.53% (LIBOR +4.75%) (Prime +3.75%)	8/24/2015	576	572	560	1.0
Fort Dearborn Company	Senior Secured Loan Term Loan B US	7.04% (LIBOR +5.25%) (Prime +4.25%)	8/24/2016	3,425	3,395	3,368	5.8

				4,001	3,967	3,928	6.8

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value		Percent of Member’s Equity
Personal Products
MedTech Group, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/7/2016	4,857	4,796	4,726		8.1
Mold-Rite Plastics, LLC	Senior Secured Loan Term Loan	6.25% (LIBOR +4.50%) (Prime +3.50%)	8/5/2016	4,656	4,597	4,437		7.6
Pacific World	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/31/2016	4,975	4,897	4,836		8.3

				14,488	14,290	13,999		24.0

Printing & Publishing
Pamarco Technologies, Inc.	Senior Secured Loan Revolver	N/A(6) (LIBOR +3.75%) (Prime +2.25%) (LOC Fee 4.25%) (Unused Fee 0.50%)	12/31/2014	—	(9)	(50	)(6)	(0.1)
Pamarco Technologies, Inc.	Senior Secured Loan Term Loan A	6.00% (LIBOR +3.75%) (Prime +2.25%)	12/31/2014	3,498	3,476	3,382		5.8

				3,498	3,467	3,332		5.7

Property & Casualty Insurance
MYI Acquiror Limited	Senior Secured Loan Term Loan A	6.25% (LIBOR +4.75%) (Prime +3.75%)	9/13/2016	4,987	4,920	4,719		8.1

				4,987	4,920	4,719		8.1

Publishing
Media Source	Senior Secured Loan Term Loan B	7.50% (LIBOR +6.00%) (Prime +5.00%)	11/7/2016	3,513	3,450	3,474		5.9
Media Source	Senior Secured Loan Term Loan A	6.75% (LIBOR +5.25%) (Prime +4.25%)	11/7/2016	1,396	1,371	1,348		2.3

				4,909	4,821	4,822		8.2

Rehabilitation Products and Services
Behavioral Health Group	Senior Secured Loan Term Loan A	5.75% (LIBOR +4.50%) (Prime +3.50%)	8/18/2016	4,963	4,919	4,630		7.9

				4,963	4,919	4,630		7.9

Software
Tangible Software, Inc.	Senior Secured Note	14.00%(4)	9/28/2016	9,774	9,171	9,139		15.6

				9,774	9,171	9,139		15.6

Sub-total Debt Investments				210,587	207,381	201,962		345.6

OFS Capital, LLC

Consolidated Schedule of Investments (unaudited)—Continued

June 30, 2012

(dollar amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost		Fair Value		Percent of Member’s Equity
United States

Equity Investments

Aerospace & Defense
Malabar, Malabar Holding Company	Series A Preferred Stock	N/A	N/A	1,494 shares	1,955		1,982		3.4

					1,955		1,982		3.4

Software
Energy Management and Security Solutions, LLC	Class B Common Units	N/A(5)	N/A	1,485,000 units	500		388		0.7
Energy Management and Security Solutions, LLC	Class B-1 Common Units	N/A(5)	N/A	1,022,562 units	267		267		0.5

					767		655		1.2

Money Market
WF Prime INVT MM #1752	Money Market	N/A	N/A	N/A	2,256	(2)	2,256	(2)	3.9
WFB Secured Institutional MM	Money Market	N/A	N/A	N/A	623	(3)	623	(3)	1.1
JPM Prime MM FD—Premier	Money Market	N/A	N/A	N/A	12	(2)	12	(2)	—

					2,891		2,891		5.0

Sub-total Equity Investments					5,613		5,528		9.6

Total Investments (United States)				$210,587	$212,994		$207,490		355.2%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which is reset daily, quarterly or semi-annually. The Company has provided the current interest rate in effect at June 30, 2012 for each investment. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	Included in cash and cash equivalents on the consolidated balance sheets.
(3)	Included in restricted cash and cash equivalents on the consolidated balance sheets.
(4)	Includes 2.5% PIK interest.
(5)	Energy Management and Security Solutions, LLC owns a 100% equity interest in Tangible Software, Inc.
(6)	The negative fair value is the result of the unfunded commitment being valued below par.

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments

December 31, 2011

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
United States

Debt Investments

Aerospace & Defense
Malabar, Malabar	Senior	15.00% (1)	5/21/2017	$4,863	$4,756	$4,756	8.7%
Holding Company	Subordinated
	Note

				4,863	4,756	4,756	8.7

Personal, Food & Misc.

Tangible Software, Inc.	Senior Secured	14.00% (1)	9/28/2016	9,963	9,267	9,809	17.9
	Note

				9,963	9,267	9,809	17.9

Sub-total Debt Investments				14,826	14,023	14,565	26.6

United States

Equity Investments

Aerospace & Defense

Malabar, Malabar	Series A	N/A	N/A	1,494	1,955	1,955	3.6
Holding Company	Preferred Stock

					1,955	1,955	3.6

Personal, Food & Misc.
Tangible Software, Inc.	Class B(2) Common Units in Energy Management and Security Solutions, LLC	N/A	N/A	1,485,000	500	664	1.2

					500	664	1.2

Senior Secured Lending
OFS Capital WM, LLC	Membership Interest	N/A	N/A	100% Membership	43,120	41,217	75.3
				Interest

					43,120	41,217	75.3

Sub-total Equity Investments					45,575	43,836	80.1

Total Investments (United States)					$59,598	$58,401	106.7%

(1)	Includes 2.5% PIK interest.
(2)	Energy Management and Security Solutions, LLC owns a 100% equity interest in Tangible Software, Inc.

Independent Auditor’s Report

To the Executive Committee

OFS Capital, LLC and Subsidiaries

Rolling Meadows, Illinois

We have audited the accompanying consolidated balance sheets of OFS Capital, LLC and Subsidiaries (collectively, the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of OFS Capital, LLC and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/  McGladrey & Pullen, LLP

Chicago, Illinois

March 13, 2012

OFS Capital, LLC and Subsidiaries

Consolidated Balance Sheets

December 31, 2011 and 2010

(Amounts in thousands)

	2011	2010
Assets
Cash and cash equivalents	$814	$942
Loans receivable, net of allowance for losses of $219 and $356, respectively	13,804	4,265
Loans receivable pledged to creditors, net of allowance for losses of $0 and $1,417, respectively	—	81,263
Interest receivable and other assets	468	170
Interest receivable pledged to creditors	—	277
Deferred offering costs	4,253	2,204
Equity investment in OFS Capital WM	43,120	60,107
Other equity investments	2,455	4,842

Total assets	$64,914	$154,070

Liabilities and Member’s Equity
Liabilities
Payable under securities loan agreement	$—	$81,351
Due to affiliated entities, net	7,114	1,523
Accrued expenses and accounts payable	3,081	1,674

Total liabilities	10,195	84,548

Commitments and Contingencies
Member’s equity	54,719	69,522

Total liabilities and member’s equity	$64,914	$154,070

See Notes to Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Operations

For the Years Ended December 31, 2011 and 2010

(Amounts in thousands)

	2011	2010
Interest and fee income	$1,772	$10,253
Interest expense on borrowed funds	831	3,654

Net interest income	941	6,599

Loan loss recovery on loans receivable and loans receivable pledged to creditors	(199)	(2,390)

Net interest income after loan loss recovery	1,140	8,989

Non-interest income:
Gain on restructuring of loans	—	152
Gain on payable under securities loan agreement	71	—
Income from equity interest in OFS Capital WM	—	2,353
Fee and other income	89	237
Unrealized gain on warrants	—	19

Total non-interest income	160	2,761

Non-interest expenses:
Amortization and write-off of deferred financing closing costs	—	1,500
Loss on sale of other loans, net	—	1,641
Loss on sale of loans to OFS Capital WM	889	—
Loss from equity interest in OFS Capital WM	638	—
Unrealized loss on payable under securities loan agreement	—	1,058
Unrealized loss on warrants	156	—
Management fee expense—related parties	1,365	1,850
Professional fees	151	194
Other administrative expenses	288	268

Total non-interest expense	3,487	6,511

Net income (loss)	$(2,187)	$5,239

See Notes to Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Changes in Member’s Equity

Years Ended December 31, 2011 and 2010

(Amounts in thousands)

	2011	2010
Member’s equity, January 1, 2011 and 2010, respectively	$69,522	$111,350
Net income (loss)	(2,187)	5,239
Contributions	—	19,942
Distributions	(12,616)	(67,009)

Member’s equity, December 31, 2011 and 2010, respectively	$54,719	$69,522

See Notes to Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 2011 and 2010

(Amounts in thousands)

	2011	2010
Cash Flows From Operating Activities
Net income (loss)	$(2,187)	$5,239
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and write-off of deferred financing closing costs	—	1,500
Amortization of loan premium	—	22
Amortization of deferred fee revenue	(172)	(499)
Amortization of deferred origination cost	2	81
Cash collection of deferred fee revenue	343	139
Reversal of paid-in-kind interest income on non-accrual loans	110	482
Loan loss recovery on loans receivable and loans receivable pledged to creditors	(199)	(2,390)
Loss on sale of loans to OFS Capital WM	889	—
(Gain) loss on sale of other loans, net	—	1,641
Gain on loan restructurings	—	(152)
Gain on payable under securities loan agreement	(71)	—
Loss (income) from equity investment in OFS Capital WM	638	(2,353)
Unrealized loss (gain) on warrants	156	(19)
Unrealized loss on payable under securities loan agreement	—	1,058
Other income	(89)	—
Changes in operating assets and liabilities:
Interest and fee receivable	(9)	562
Accrued paid-in-kind interest	(221)	(933)
Prepaid expenses and other current assets	(20)	(167)
Interest payable	—	(20)
Due to/from affiliated entities	228	(665)
Accrued expenses and accounts payable	(4)	(60)

Net cash provided by (used in) operating activities	(606)	3,466

Cash Flows From Investing Activities
Loan receivables originations	(14,750)	(550)
Loan receivables collections and payoffs	3,393	25,452
Collections and payoffs on loans receivable pledged to creditors	5,906	13,944
Interest receivable pledged to creditors	—	(546)
Collections on interest receivable pledged to creditors	65	269
Net paydown (advance) on revolving lines of credit to borrowers	—	(1,655)
Purchase of equity interests	(1,955)	—
Proceeds from sale of loans and structured securities	—	29,395
Investments in OFS Capital WM	—	(411)
Advances and other assets	(251)	—
Distributions from OFS Capital WM	9,693	—

Net cash provided by investing activities	2,101	65,898

(Continued)

OFS Capital, LLC and Subsidiaries

Consolidated Statements of Cash Flows (Continued)

Years Ended December 31, 2011 and 2010

(Amounts in thousands)

	2011	2010
Cash Flows From Financing Activities
Repayment of advance due to affiliated entities	$(2,957)	$(1,829)
Advance from affiliated entities	8,324	1,395
Payable under loan securities agreement	—	36,255
Repayment of payable under loan securities agreement	(6,335)	(13,305)
Contribution from member	—	19,942
Distributions to members	—	(4,523)
Proceeds from revolving line of credit from lender	—	14,282
Repayment of revolving line of credit to lender	—	(127,488)
Payment of financing closing costs	—	—
Cash transferred from corporate reorganization	—	—
Deferred offering costs	(655)	(524)

Net cash used in financing activities	(1,623)	(75,795)

Net decrease in cash and cash equivalents	(128)	(6,431)

Cash and cash equivalents—beginning of year	942	7,373

Cash and cash equivalents—end of year	$814	$942

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$—	$1,579

Supplemental Disclosure of Noncash Financing and Investing Activities:
Loans in exchange for equity interests during loan restructurings	$—	$12,708
Reversal of loan loss reserve for loans exchanged for equity in loan restructurings	—	6,487
Accrued deferred offering costs	3,078	1,674
Derecognition of payable under securities loan agreement under sale accounting	74,945	—
Derecognition of loans receivable pledged to creditors under sale accounting	77,055	—
Derecognition of interest receivable pledged to creditors under sale accounting	212	—
Loans distributed from OFS Capital WM on June 30, 2011	7,245	—
Reduction of equity investments in OFS Capital WM as a result of the June 30, 2011 loan distributions	6,656	—
Deferred fee revenue recognized as a result of the June 30, 2011 loan distributions	589	—
Reclassification of deferred offering costs to other assets	13	—
Loan principal collection due from OFS Capital WM as a result of the June 30, 2011 loan distributions	5	—
Loans distributed to OFSAM	8,588	67,248
Reversal of loan loss reserve for loans distributed to OFSAM	314	6,736
Adjustments to loan discounts and fees upon OFSAM loan distribution, net	534	143
Equity interests distributed to OFSAM	4,688	1,533
Other assets distributed to OFSAM	189	—
Loan held for sale distributed to OFSAM	—	1,860
Equity interests received in connection with a newly originated loan	500	—
100% equity interest in OFS Capital WM received as part of the consideration for loans transferred to OFS Capital WM	—	57,342
Reclassification of loans to loan held for sale	—	5,000
Reversal of loan loss reserve for loan sold	—	459

See Notes to Consolidated Financial Statements.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 1.    Nature of Business

Organization: OFS Capital, LLC, its subsidiary, and other controlled entity (“OFS Capital”, the “Company”, or “we”) is a finance company and invests primarily in loans and other assets for its own account. On December 31, 2009, the Company completed a corporate reorganization (“Reorganization”), whereby OFS Capital and its wholly owned direct subsidiary, OFS Finance (“Finance”), transferred substantially all of their assets to the parent of OFS Capital, Orchard First Source Asset Management, LLC (“OFSAM”), excluding OFS Capital’s direct ownership interest in Finance and Finance’s direct interest in its wholly owned subsidiary, OFS Funding, LLC (“Funding”). On September 22, 2010, Finance was merged with and into OFS Capital and accordingly, the 100% membership interest in Funding previously held by Finance was transferred by virtue of its merger to OFS Capital.

On September 28, 2010, as a result of the OFS Capital WM Transaction (as defined and described in more detail in Note 3), OFS Capital became the 100% equity owner of OFS Capital WM, LLC (“OFS Capital WM”).

On September 29, 2011, OFS Capital became the primary beneficiary in Tamarix Financial Partners, LP (“Tamarix LP”), a variable interest entity (“VIE”) under the applicable provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 810 (ASC Topic 810) and consolidates the financial statements of Tamarix LP into its own (as described in more detail in Note 2).

From time to time, the term OFS Capital, the Company, or we may be used herein to refer to OFS Capital, individually, or OFS Capital and/or its subsidiary, OFS Capital and/or Tamarix LP either collectively or individually.

Note 2.    Summary of Significant Accounting Policies

Principles of consolidation: The consolidated financial statements include the accounts of the Company, its wholly owned subsidiary—Funding, and its VIE—Tamarix LP. The Company consolidates an affiliated subsidiary if it owns more than 50 percent of the subsidiary’s equity, with the exception of OFS Capital WM. The Company also consolidates a VIE if it is the primary beneficiary in the VIE. All intercompany balances and transactions have been eliminated in consolidation.

OFS Capital WM

OFS Capital WM is a wholly owned subsidiary of OFS Capital formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. The Company has determined that OFS Capital WM is a VIE of OFS Capital under the applicable provisions of ASC Topic 810. OFS Capital, as the owner of 100% of the equity of OFS Capital WM, has the obligation to absorb losses and the right to receive benefits, either of which could be significant to the VIE. However, despite its 100% equity interest in OFS Capital WM, OFS Capital is not the primary beneficiary of OFS Capital WM as OFS Capital lacks the power, through voting interests or similar rights, to direct the activities of OFS Capital WM that most significantly impact its economic performance.

The Company has concluded that MCF Capital Management, LLC (the “Loan Manager”) is the primary beneficiary of OFS Capital WM. Under the terms of the loan facility of OFS Capital WM, the Loan Manager has the authority to service, administer and exercise rights and remedies in respect of the assets in OFS Capital WM’s portfolio. The Loan Manager also has the authority to determine whether to cause assets to be sold or acquired by OFS Capital WM, subject to certain limited circumstances where the Company has consent rights

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

(which rights were further limited pursuant to an Amended and Restated Consent Procedures Letter effective February 23, 2011), as administrative manager of OFS Capital WM.

OFS Capital carries out limited duties of OFS Capital WM. For its service, the Loan Manager receives a fee as defined by the loan documents entered into on September 28, 2010 among OFS Capital WM, the Loan Manager, and the lenders to OFS Capital WM under the loan documents. Madison Capital Funding, LLC (“Madison Capital”) is an affiliated entity of the Loan Manager and provides a portion of the loan facility to OFS Capital WM. The Company believes the Loan Manager’s right to receive a loan management fee from OFS Capital WM, the interest of its related party in the class B loans of OFS Capital WM, and the implicit financial responsibility of the Loan Manager to ensure the VIE operates as designed are significant to OFS Capital WM.

Since the Loan Manager is the primary beneficiary of OFS Capital WM, the Company will not consolidate the financial statements of OFS Capital WM but instead account for its ownership interest under the equity method of accounting.

Tamarix LP

Tamarix LP is a Delaware limited partnership formed in January 2010 and commenced operations in September 2011. Tamarix LP has applied for a Small Business Investment Company (“SBIC”) license and intends, once it receives the SBIC license from the Small Business Administration (“SBA”), to become a SBIC regulated fund under the Small Business Investment Company Act of 1958. In September and November 2011, OFS Capital entered into loan agreements with Tamarix LP pursuant to which OFS Capital lent an aggregate of $16,750 to Tamarix LP. Tamarix LP utilized these funds to originate loans with an aggregate face value of $14,750 and acquire equity interests in the borrowers for $2,455. OFS Capital’s loans to Tamarix LP are fully secured by pledges of Tamarix LP’s loans and equity interests in its borrowers.

Tamarix LP is deemed to be a VIE of OFS Capital under ASC Topic 810 as the equity interests in Tamarix LP have not been called and accordingly, it will not be possible for Tamarix LP to finance its activities without additional subordinated financial support. OFS Capital’s debt interest is considered the sole variable interest in Tamarix LP and OFS Capital is deemed to be the primary beneficiary in Tamarix LP at December 31, 2011 and for the period from September 29, 2011 to December 31, 2011. The underlying assets of Tamarix LP are managed by its general partner, which is currently controlled by individuals who are employed by an affiliate of OFS Capital. As secured lender to Tamarix LP, as well as employer (through affiliated entity) of the three individuals, OFS Capital ultimately would be deemed to have the power to direct the activities of Tamarix LP that most significantly impact Tamarix LP’s economic performance. Further, OFS Capital has the obligation to absorb losses of Tamarix LP that could potentially be significant to Tamarix LP.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

The following table summarizes the assets and liabilities of Tamarix LP at December 31, 2011 (amounts in thousands):

Cash and cash equivalents	$375
Loans receivable, net	13,804
Equity investments	2,455
Interest receivable and other assets	32

Total assets	$16,666

Notes payable—related party	$16,750
Accrued interest	10

Total liabilities	$16,760

Basis of presentation: The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas where the Company uses estimates are the determination of the allowance for loan losses, valuation of equity investments, and the fair value of financial instruments. Actual results could differ from those estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less.

Loans receivable: Loans receivable are recorded at cost.

Allowances for loan losses: The allowance for loan losses represents management’s estimate of probable losses inherent in the loan portfolio as of the balance sheet date. When determining the adequacy of the allowance for loan losses, the following factors are considered: historical internal experience and current industry conditions, economic conditions and trends, credit quality trends and other factors deemed relevant. Additions to the allowance are charged to current period earnings through the provision for loan losses. Periodically, management may determine that it is appropriate to charge-off a portion of an existing loan. Upon the resolution of a loan that has remaining outstanding amounts that have been reserved for and are determined to be uncollectible, such amounts are charged off directly against the allowance for loan losses. To the extent that an amount was not reserved, then this amount is charged off through the provision for loan losses on the consolidated statement of operations.

The Company focuses its lending activities in the Commercial loan category, which includes loans for general business purposes, including financing for acquisitions, recapitalizations, and working capital. The Company assesses risk in its Commercial loans generally based on the financial condition, operating performance, enterprise value, and repayment prospects of the underlying obligors.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

The allowance for loan losses consists of two components, a general reserve component and a specific reserve component.

The general component of the allowance for loan losses is determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies (ASC Topic 450). The general component represents a company’s estimate of losses inherent, but unidentified, in its portfolio as of the balance sheet date. The general component of the allowance for loan losses is estimated based upon a review of the loan portfolio’s risk characteristics and analysis of the loans in the portfolio to arrive at an estimated probability of default and estimated severity of loss based, among other things, on loan type, internal risk rating, and overall consideration of general economic conditions and trends.

The specifically allocated component of the allowance for loan losses is generated from individual loans that are impaired and is determined in accordance with ASC Topic 310. The Company considers a loan to be impaired when, based on current information and events, it believes it is probable that it will be unable to collect all contractual principal and interest amounts due on the loan.

Non-accrual loans: Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and further designated as either non-accrual cash method or non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of the Company’s management, there is reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest.

Loan origination fees and costs: Loan origination fees and costs are deferred, recorded as part of loans receivable and amortized over the life of the loan as an adjustment to the yield in interest income. On February 23, 2011, under the sale accounting, as a result of the OFS Capital WM Transaction (see Note 3), the Company wrote off all unamortized loan origination fees and costs on loans sold to OFS Capital WM in the net amount of $283. On June 30, 2011, in connection with the loan distributions by OFS Capital WM to the Company (see Note 4), the Company recorded deferred fee revenue in the amount of $589. On September 30, 2011, in connection with the loan distributions by OFS Capital to OFSAM (see Note 4), the Company wrote off unamortized loan origination fees and costs in the net amount of $534. In September and November 2011, Tamarix LP recorded loan origination fees in the total amount of $844. As of December 31, 2011 and 2010, unamortized loan origination fees and costs were $803 and $356, respectively. For the years ended December 31, 2011 and 2010, the Company recognized net loan origination fee income of $170 and $448, respectively.

Troubled debt restructuring: A loan is classified as a troubled debt restructuring if the Company, for economic or legal reasons related to the borrower’s financial difficulties, grants a concession (or concessions) to the borrower that it would not otherwise consider. Such concessions may include rate reductions, principal forgiveness, extension of maturity date and other actions intended to minimize potential losses.

Deferred offering costs: The Company defers costs related to its proposed public offering until completion of the offering. These costs included professional fees, registration costs, printing, and other miscellaneous offering

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

costs. As of December 31, 2011 and 2010, the Company had recorded $4,253 and $2,204, respectively, of deferred offering costs, of which $3,078 and $1,674 was unpaid and accrued for at December 31, 2011 and 2010, respectively.

Equity investments: Historically, the Company had received various equity ownership interests from its borrowers as partial consideration for loan modifications or restructurings or from exercising its rights under various loan documents. The Company applied foreclosure accounting and recorded these equity interests at fair value at the time of the loan restructurings. The equity interests were reviewed subsequently for potential impairment. On September 30, 2011, the Company distributed all these equity interests to OFSAM (see Note 4). For the years ended December 31, 2011 and 2010, the Company did not record any impairment on these equity interests.

In connection with certain lending arrangements, the Company received warrants to purchase shares of stock from the borrowers. Because the warrant agreements contain net exercise or “cashless” exercise provisions, the warrants qualify as derivative instruments under ASC Topic 815. The warrants are considered loan fees and are recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. As all the warrants held are deemed to be derivative, they are periodically measured at fair value. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on warrants. Gain from the disposition of the warrants, or stock acquired from the exercise of warrants, are recognized as realized gains on warrants. These warrants were included as part of equity investments in the accompanying consolidated balance sheets. For the year ended December 31, 2011, the Company recognized an unrealized loss on warrants in the amount of $156. For the year ended December 31, 2010, the Company recognized an unrealized gain on warrants in the amount of $19.

The Company’s 100% share of the net income or loss of OFS Capital WM is included in “Income (loss) from equity interest in OFS Capital WM” in the consolidated statements of operations. For the year ended December 31, 2011, the Company recognized a loss from its equity interest in OFS Capital WM in the amount of $638. For the year ended December 31, 2010, the Company recognized a gain from its equity interest in OFS Capital MW in the amount of $2,353. As of December 31, 2011 and 2010, the Company’s equity investment in OFS Capital WM was carried at $43,120 and $60,107, respectively. Upon the completion of the Company’s contemplated initial public offering and election to be treated as a business development company, the Company would record its equity investment in OFS Capital WM at fair value.

In September and November 2011, in connection with its loan originations, Tamarix LP received a 14.9% LLC membership interest in one borrower and a 19.8% preferred stock ownership interest in another borrower which were valued at $500 and $1,955, respectively, at the date of the respective loan origination. The Company applies cost method of accounting to these equity interests.

Interest income: Interest on loans is credited to income as earned. Interest receivable is accrued only if deemed collectible. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. For loans with contractual payment-in-kind interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Interest expense: Interest expense is recognized on the accrual basis.

Concentration of credit risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.

Income taxes: OFS Capital does not record a provision for federal income taxes or deferred tax benefits because its income is taxable to its member. The financial statements, therefore, reflect the Company’s transactions without adjustments required for federal income tax purposes.

The Company follows the guidance in ASC Topic 740. ASC Topic 740 clarifies the accounting for uncertainty in income taxes recognized in companies’ financial statements in accordance with tax accounting standards. There were no material uncertain income tax positions as of and for the years ended December 31, 2011 and 2010. The Company is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

Reporting segments: In accordance with segment guidance set by ASC Topic 280, the Company has determined that it has a single reporting segment and operating unit structure.

Recent accounting pronouncements: In January 2011, the FASB issued ASU No. 2011-1, Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20 (ASU 2011-1). The FASB determined that certain provisions relating to troubled debt restructurings (TDRs) should be deferred until additional guidance and clarification on the definition of TDRs were issued. In April 2011, the FASB issued ASU No. 2011-2, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (ASU 2011-2). ASU 2011-2 amends ASC Topic 310—Receivables, by clarifying guidance for creditors in determining whether a concession has been granted and whether a debtor is experiencing financial difficulties. The amendments are effective for the first interim or annual period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual period of adoption. ASU 2011-2 also makes disclosure requirements deferred under ASU 2011-1 effective for interim and annual periods beginning on or after June 15, 2011. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In April 2011, the FASB issued ASU 2011-03, Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (ASU 2011-03). The amendments in this update apply to all entities, both public and nonpublic. The amendments affect all entities that enter into agreements to transfer financial assets that both entitle and obligate the transferor to repurchase or redeem the financial assets before their maturity. The amendments do not affect other transfers of financial assets. The amendments in this update remove from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and (2) the collateral maintenance implementation guidance related to that criterion. The guidance in this update is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted. The Company does not expect the provisions of ASU 2011-03 to have a material effect on its consolidated financial statements.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04). This ASU represents the converged guidance of the FASB and the IASB (the Boards) on fair value measurement. The collective efforts of the Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirement s for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The amendments to the FASB Codification in this ASU are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company is currently assessing the impact of ASU 2011-04 on its future consolidated financial statements.

In November 2011, the FASB issued ASU 2011-11—Balance Sheet (Topic 210) containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company is currently assessing the impact of ASU 2011-11 on its future consolidated financial statements.

Reclassifications: Certain amounts previously reported have been reclassified where appropriate to conform to the current year’s presentation. These reclassifications have no effect on the reported net income (loss) for years ended December 31, 2011 and 2010.

Note 3.    OFS Capital WM, LLC Transaction

On September 28, 2010, OFS Capital entered into a Loan Sale Agreement with OFS Capital WM, pursuant to which OFS Capital transferred eligible loans or its 100% participating interest in certain loans as defined by the agreement (“Eligible Loans”) with $96,906 in principal to OFS Capital WM in exchange for cash of $36,255 and a 100% ownership interest in OFS Capital WM (“OFS Capital WM Transaction”).

The OFS Capital WM Transaction was a true sale for legal purposes. Under the Loan Sale Agreement and other applicable transaction documents between the Company and OFS Capital WM (collectively, the “Loan Documents”), dated September 28, 2010, OFS Capital is not permitted to revoke the sale. Wells Fargo Delaware Trust Company, N.A., acts as the trustee for the benefit of the lenders under the credit facility that forms part of the Loan Documents. The Eligible Loans are pledged by OFS Capital WM to the trustee for the benefit of the lenders. OFS Capital is not entitled or obligated to repurchase or redeem the Eligible Loans, other than a customary obligation to repurchase loans for breach of representations and warranties with respect to the eligibility of such loans. In addition, OFS Capital had the right, at its option, to purchase loans then owned by OFS Capital WM, at fair value, subject to a 20% purchase and substitution limit as prescribed in the Loan Documents (the “Call Right”).

OFS Capital accounted for the OFS Capital WM Transaction as a secured borrowing in accordance with the relevant provisions under ASC Topic 860 (Transfers and Servicing). Accordingly, on September 28, 2010, OFS Capital reclassified the loans it transferred to OFS Capital WM to loans receivable pledged to creditors on

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 3.    OFS Capital WM, LLC Transaction (Continued)

its consolidated balance sheet. As of December 31, 2010, the carrying value of the loans receivable pledged to creditors was $81,263, net of allowance for loan losses of $1,417. The outstanding balance on interest receivable pledged to creditors was $277 at December 31, 2010. In addition, on September 28, 2010, in consideration for the cash and 100% equity interest in OFS Capital WM, the Company recorded a corresponding payable under securities loan agreement totaling $93,597. As of December 31, 2010, the outstanding balance of payable under securities loan agreement was $81,351.

Effective February 23, 2011, the Company amended the Loan Documents pursuant to which the Call Right and certain other rights of OFS Capital were removed. This amendment was entered into to ensure that the original intent of the parties to treat the OFS Capital WM Transaction as a true sale for both legal and accounting purposes was satisfied and to eliminate any provision that may be interpreted as contrary to that intent. For the period January 1, 2011 through February 23, 2011, OFS Capital recognized interest income on loans pledged to creditors in the amount of $831 and recorded interest expense of $831 on the payable under securities loan agreement for the same period. On February 23, 2011, as a result of the amendment to the Loan Documents, under the sale accounting, the Company derecognized the loans pledged to creditors in the carrying value of $75,621 (net of loan loss allowance of $1,151 and net deferred revenue of $283), interest receivable pledged to creditors in the amount of $213, and the payable under securities agreement in the amount of $74,945. The difference between the receivables pledged to creditors and payable under securities agreement, was recognized as a loss from the sale in the amount of $889.

Note 4.    Related Party Transactions

Due to OFSAM

For the period January 1, 2010 through September 27, 2010, OFS Capital incurred management fee expense of $1,507 to OFSAM. As of December 31, 2010, OFS Capital owed $1,058 to OFSAM due to management fee expenses, advances of funds and repayment of funds advanced. As of December 31, 2011, OFS Capital owed $6,808 to OFSAM due to advances of funds and repayment of funds advanced.

Asset Distributions to OFSAM

On September 30, 2011, OFS Capital distributed to OFSAM, loans or its participating interest in certain loans with an aggregate carrying value of $8,588, equity interests with an aggregate carrying value of $4,688, and other assets in the amount of $189.

Due to Orchard First Source Capital, Inc. (“OFSC”)

As of December 31, 2011 and 2010, OFS Capital owed a total of $21 and $14, respectively, to OFSC, a wholly owned subsidiary of OFSAM, for operating expenses paid by OFSC for the benefit of OFS Capital.

Due to/from OFS Funding I, LLC (“OFS Funding I”)

As of December 31, 2010, OFS Capital owed $108 to Funding I, a wholly owned subsidiary of OFSAM, which represented principal and interest collections received by OFS Capital on behalf of Funding I on loans that were distributed to OFSAM on September 28, 2010. At December 31, 2011, OFS Capital had a receivable due from OFS Funding I of $18.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 4.    Related Party Transactions (Continued)

Due to OFS Capital Management, LLC

Effective September 28, 2010, OFS Capital entered into an Investment Advisory Agreement with OFS Capital Management, LLC (“OFS Capital Management”), an affiliated entity and wholly owned subsidiary of OFSAM, pursuant to which OFS Capital agrees to pay an annual base management fee to OFS Capital Management to compensate for its investment advisory services. The base management fee is calculated at 2% per annum of the Company’s average total assets (excluding cash) at the end of the two most recently completed calendar quarters, and payable quarterly in arrears. For the year ended December 31, 2011 and 2010, the Company incurred management fee expenses of $1,365 and $343, respectively. During 2011, the Company paid $1,406 of accrued management fees to OFS Capital Management. As of December 31, 2011 and 2010, the Company had accrued and unpaid management fees of $302 and $343, respectively, due to OFS Capital Management.

Distributions from OFS Capital WM

In 2011, OFS Capital received cash distributions from OFS Capital WM in the aggregate amount of $9,693, which reduced the Company’s equity investment in OFS Capital WM by the same respective amount at the time of the distribution.

On June 30, 2011, OFS Capital WM made an in-kind distribution of three loans to OFS Capital with an aggregate principal balance of $7,245. OFS Capital recorded the distributed loans at fair value in the total amount of $6,656 on the date of distribution, under the applicable guidance from ASC Topic 845 (Nonmonetary Transactions). In connection with this distribution, the Company’s equity investment in OFS Capital WM was reduced by $6,656 on the date of the distribution and the Company recorded deferred fee revenue of $589.

Due to/from OFS Capital WM

In 2011, OFS Capital paid $33 to OFS Capital WM, which represented interest collections received by OFS Capital on behalf of OFS Capital WM on loans that were sold to OFS Capital WM on September 28, 2010. In 2011, OFS Capital received $50 from OFS Capital WM, which represented repayment of certain operating expenses paid by OFS Capital on behalf of OFS Capital WM as well as principal collections received by OFS Capital WM on behalf of OFS Capital on loans that were distributed to OFS Capital on June 30, 2011.

Note 5.    Loans Receivable and Loans Receivable Pledged to Creditors

Loans receivable balances at December 31, 2011 and 2010, are summarized as follows:

	As of December 31, 2011
	Performing	Impaired	Total
Commercial loans receivable	$14,023	$—	$14,023
Less allowance for loan losses	(219)	—	(219)

Commercial loans receivable—net	$13,804	$—	$13,804

	As of December 31, 2010
	Performing	Impaired	Total
Loans receivable	$1,882	$2,739	$4,621
Less allowance for loan losses	(27)	(329)	(356)

Loans receivable—net	$1,855	$2,410	$4,265

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Loans Receivable and Loans Receivable Pledged to Creditors (Continued)

As of December 31, 2011, there was no outstanding balance on loans receivable pledged to creditors as a result of the February 23, 2011 amendment to the Loan Documents (see Note 3), which resulted in the derecognition of the loans receivable pledged to creditors under the sale accounting.

Loans receivable pledged to creditors balance at December 31, 2010 is summarized as follows:

	As of December 31, 2010
	Performing	Impaired	Total
Loans receivable pledged to creditors	$82,680	$—	$82,680
Less allowance for loan losses	(1,417)	—	(1,417)

Loans receivable pledged to creditors—net	$81,263	$—	$81,263

Average impaired loans during the years ended December 31, 2011 and 2010 were $1,096 and $29,630, respectively. Average impaired loans, net of the allowance for loan loss, during the years ended December 31, 2011 and 2010 were $964 and $23,475, respectively. Income recognized on the sole impaired loan, which was repaid on June 30, 2011, on the cash and accrual basis for the year ended December 31, 2011 was $0. Income recognized on impaired loans on the cash and accrual basis for the year ended December 31, 2010 was $177 and $1,223, respectively.

There were no troubled debt restructurings on the Company’s loans during the year ended December 31, 2011. Following its distribution of certain assets to OFSAM in September 2010, the Company retained one loan that underwent a troubled debt restructuring in 2010. The loan was performing pursuant to its restructured terms, and was not an impaired loan as of December 31, 2010. On September 30, 2011, this loan was distributed to OFSAM.

There was one non-accrual loan as of December 31, 2010, with a balance of $2,739, for which a loan loss allowance of $329 was provided as of December 31, 2010. Following the repayment of this loan on June 30, 2011, the Company had no non-accrual loans at December 31, 2011.

As of December 31, 2011 and 2010, OFS Capital had no past due loans.

As part of the on-going monitoring of the credit quality of the Company’s loan portfolio, management categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt and comply with various terms of their loan agreements. The Company considers current financial information, historical payment experience, credit documentation, public information and current economic trends. Generally, all credits receive a financial review no less frequently than quarterly to monitor and adjust, if necessary, the credit’s risk categorization.

The Company categorizes loans into the following risk categories based on relevant information about the ability of borrowers to service their debt:

1 (Low Risk)—A risk rated 1, or Low Risk, credit is a credit that has most satisfactory asset quality and liquidity, good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a 1 rated credit would be considered to be of investment grade quality.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Loans Receivable and Loans Receivable Pledged to Creditors (Continued)

2 (Below Average Risk)—A risk rated 2, or Below Average Risk, credit is a credit that has acceptable asset quality, moderate excess liquidity, modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the credit’s operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.

3 (Average)—A risk rated 3, or Average, credit is a credit that has acceptable asset quality, somewhat strained liquidity, minimal leverage capacity. It is at times characterized by just acceptable cash flows from operations. Under adverse market conditions, carrying the current debt service could pose difficulties for the borrower. The trends and conditions of the credit’s operations and balance sheet are neutral to slightly negative.

4 (Special Mention)—A risk rated 4, or Special Mention, credit is a credit with no apparent loss of principal or interest envisioned. Nonetheless, it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The credit’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may, if not checked or corrected, weaken the asset or inadequately protect the Company’s credit position.

5 (Substandard)—A risk rated 5, or Substandard, credit is a credit inadequately protected by the current enterprise value or paying capacity of the obligor or of the collateral, if any. These credits have well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that the Company may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g. bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.

6 (Doubtful)—A risk rated 6, or doubtful, credit is a credit with all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.

7 (Loss)—A risk rated 7, or Loss, credit is a credit considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of the Company’s assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to minimal or highly contingent based on intangible assets or performance based measures.

At December 31, 2011, the Company had two credits, both of which had a risk rating of 3.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 5.    Loans Receivable and Loans Receivable Pledged to Creditors (Continued)

The details of loan loss allowance for loans receivable for the years ended December 31, 2011 and 2010 are summarized as follows:

	Years Ended December 31,
	2011	2010
Balance—beginning of year	$356	$18,793
Net provision charged to expense	506	(1,625)
Write-offs	(314)	(13,623)
Reclassification to loan held for sale	—	(1,490)
Paid-in-kind interest income reversed on non-accrual loans	110	483
Recoveries	(439)	—
Reclassification to loans receivable pledged to creditors	—	(2,182)

Balance—end of year	$219	$356

During 2011, as a result of the repayment of an impaired loan, the Company recorded a loan loss recovery for this loan in the amount of $439. For the year ended December 31, 2011, the Company wrote off loan loss reserve in the amount of $314 on loans it distributed to OFSAM on September 30, 2011 (see Note 4). A $110 addition to loan allowance for the year ended December 31, 2011 represented reversal of paid-in-kind interest on non-accrual loans which were not deemed collectible by OFS Capital.

For the year ended December 31, 2010, of the $13,623 of write-offs, $6,531 was related to loan loss reserves previously recognized on certain loans which were exchanged for equity interests in the borrowers during debt restructurings in 2010, $6,736 related to loans distributed to OFSAM and $356 related to loans sold to unrelated third parties. Upon the exchange of debt for equity, and the OFSAM Asset Distribution, the loan balance and related loss reserve were written off. The $483 addition to loan allowance for the year ended December 31, 2010 represented reversal of paid-in-kind interest on non-accrual loans which were not deemed collectible by OFS Capital at December 31, 2010.

The details of loan loss allowance for loans receivable pledged to creditors for the years ended December 31, 2011 and 2010 are summarized as follows:

	Years Ended December 31,
	2011	2010
Balance—beginning of year	$1,417	$—
Net provision (benefit) charged to expense	(266)	(765)
Write-offs	(1,151)	—
Reclassification to loans receivable pledged to creditors	—	2,182

Balance—end of year	$—	$1,417

For the year ended December 31, 2011, the $1,151 write-off was related to the OFS Capital WM Transaction. Under the sale accounting, effective February 23, 2011, the loan loss allowance was written off upon the sale of the loans to OFS Capital WM.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 6.    Commitments and Contingencies

At December 31, 2010, the Company had $22,292 of unused lines of credit granted to borrowers related to loans receivable pledged to creditors. On February 23, 2011, as a result of the application of sale accounting to the loans sold to OFS Capital WM, the Company derecognized the loans receivable pledged to creditors and no longer had any commitment to fund unused lines of credit granted to borrowers related thereto. As of December 31, 2011, there were no unused lines of credit granted to borrowers related to loans receivable.

As of December 31, 2011, we have not yet made our equity investment in Tamarix LP (see Note 2 for more details about Tamarix LP) or the General Partner of Tamarix LP (“Tamarix GP”). We entered into a Subscription Agreement on July 21, 2010 with respect to an investment in Tamarix LP (the “Subscription Agreement”). Our subscription under the Subscription Agreement is contingent upon, among other things, entering into a mutually satisfactory limited partnership agreement with Tamarix GP, Tamarix LP raising aggregate commitments from all limited partners of approximately $35,000 and Tamarix LP obtaining a license from the Small Business Administration to operate as a small business investment company. Under the terms of the Subscription Agreement, our investment in Tamarix LP will not exceed $25,000.

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 7.    Fair Value of Financial Instruments

ASC Topic 820 requires disclosure of the fair value reported for all financial instruments that are either impaired or available for sale securities, using the definitions provided in ASC Topic 320. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.

Level 3: Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Company assesses the levels of the investments at each measurement day, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Level 1, 2 and 3 during the year. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial statement is categorized.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of Level 3 investments is the discounted cash flow method (although in certain instances a liquidation analysis or other methodology may be most appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisitions of the investment. Application of these valuation methodologies involves a significant degree of judgment by management. Equity in a portfolio company that invests in loans, such as OFS Capital WM, will typically be valued by arriving at a fair value of such vehicle’s loan assets (plus, when appropriate, the carrying value of certain other assets), and deducting the book value or fair value (as appropriate) of such vehicle’s liabilities to arrive at a fair value for the equity. When appropriate, in order to recognize value that would be created by growth opportunities of such portfolio company, equity in a portfolio company may also be valued by taking into consideration the magnitude, timing, and effective life of its expected future investments in loans.

The fair value of equity securities, including warrants, in portfolio companies may also consider the market approach—that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: (1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; (2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by the Company; and (3) multiplying the range of equity values derived therefrom by the Company’s ownership share of such equity tranche in order to arrive at a range of fair values for the Company’s equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

Assets Recorded at Fair Value on a Recurring Basis

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2011 and 2010, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value.

	December 31, 2011
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Money market funds *	$12	$—	$—	$12

	$12	$—	$—	$12

*	included in cash and cash equivalents on the consolidated balance sheet.

	December 31, 2010
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Money market funds *	$12	$—	$—	$12
Warrants **	—	—	156	156

	$12	$—	$156	$168

*	included in cash and cash equivalents on the consolidated balance sheet.
**	included in equity investments on the consolidated balance sheet.

The following table presents additional information about assets measured at fair value on a recurring basis for which the Company has utilized Level 3 inputs to determine fair value.

	Year Ended December 31,
	2011	2010
Balance, beginning of period	$156	$53
Warrants received and classified as Level 3	—	137
Unrealized gain on warrants included in earnings	(156)	19
Write-off of warrants	—	(53)

Balance, end of period	$—	$156

Assets and Liabilities Recorded at Fair Value on a Nonrecurring Basis

The Company may be required, from time to time, to measure certain assets and liabilities at fair value on a nonrecurring basis in accordance with GAAP. These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at December 31, 2011 and 2010. As of December 31, 2011, the Company had no assets valued on a non-recurring basis. As of December 31, 2010, assets measured at fair value on a nonrecurring basis are included in the following table.

OFS Capital, LLC and Subsidiaries

Notes to Consolidated Financial Statements

(Amounts in thousands)

Note 7.    Fair Value of Financial Instruments (Continued)

	December 31, 2010
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Impaired loans	$—	$—	$2,410	$2,410
Payable under securities loan agreement	—	—	81,351	81,351

	$—	$—	$83,761	$83,761

The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The estimated fair value amounts have been measured as of December 31, 2011 and 2010, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the estimated fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at December 31, 2011 and 2010.

The information presented should not be interpreted as an estimate of the fair value of the entire company since a fair value calculation is only required for a limited portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

As of December 31, 2011 and 2010, the recorded book balances and estimated fair values of the Company’s financial instruments were as follows:

	As of December 31,
	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$814	$814	$942	$942
Loans receivable, net	13,804	14,565	4,265	4,144
Loans receivable pledged to creditors, net	—	—	81,263	80,711
Warrants	—	—	156	156
Equity investment in OFS Capital WM	43,120	41,217	60,107	59,675
Other equity interests	2,455	2,619	4,686	5,389
Interest receivable and other assets	468	468	170	170
Interest receivable pledged to creditors	—	—	277	277
Financial liabilities:
Payable under securities agreement	$—	$—	$81,351	$81,351

Note 8.    Subsequent Events

In preparing these financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure. Except as disclosed above and under other footnote sections, there are no additional subsequent events to disclose.

In January 2012, OFS Capital received a cash distribution of $1,225 from OFS Capital WM.

Independent Auditor’s Report on the

Supplementary Information

To the Executive Committee

OFS Capital, LLC and Subsidiaries

Rolling Meadows, Illinois

Our audits were made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois

March 13, 2012

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments

December 31, 2011

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
United States

Debt Investments

Aerospace & Defense
Malabar, Malabar	Senior	15.00% (1)	05/21/2017	$4,863	$4,756	$4,756	8.7%
Holding Company	Subordinated
	Note

				4,863	4,756	4,756	8.7

Personal, Food & Misc.
Tangible Software, Inc.	Senior Secured Note	14.00% (1)	09/28/2016	9,963	9,267	9,809	17.9

				9,963	9,267	9,809	17.9

Sub-total Debt Investments				14,826	14,023	14,565	26.6

United States

Equity Investments

Aerospace & Defense

Malabar, Malabar	Series A	N/A	N/A	1,494	1,955	1,955	3.6
Holding Company	Preferred Stock

					1,955	1,955	3.6

Personal, Food & Misc.
Tangible Software, Inc.	Class B Common Units in Energy Management and Security Solutions, LLC (2)	N/A	N/A	1,485,000	500	664	1.2

					500	664	1.2

Senior Secured Lending
OFS Capital WM, LLC	Membership	N/A	N/A	100%	43,120	41,217	75.3
	Interest			Membership
				Interest

					43,120	41,217	75.3

Sub-total Equity Investments					45,575	43,836	80.1

Total Investments (United States)					$59,598	$58,401	106.7%

(1)	Includes 2.5% PIK interest.
(2)	Energy Management and Security Solutions, LLC owns 100% equity interest in Tangible Software, Inc.

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
United States

Debt Investments

Aerospace & Defense
Wesco Aircraft Hardware Corporation	Senior Secured Loan Revolver	N/A (LIBOR +1.75%)	09/28/2012	$—	$5	$(117)	(0.2)%
		(Prime +0.75%)
		(LOC Fee 2.38%)
		(Unused Fee 0.38%)

				—	5	(117)	(0.2)

Automobile
BBB Industries, LLC	Senior Secured Loan Term Loan (First Lien)	6.50% (LIBOR +4.50%) (Prime +3.25%)	06/29/2013	4,966	4,949	4,916	7.1
Hilite Holdco Corporation, Inc.	Unsecured Class B PIK Loan	8.00%	11/05/2019	2,739	2,696	2,177	3.1
MetoKote Corporation	Senior Secured Loan Term Loan	9.00% (LIBOR +6.50%) (Prime +5.50%)	11/27/2011	2,605	2,598	2,598	3.7
TAP Automotive Holdings, LLC	Senior Secured Loan Term Loan D	10.25% (LIBOR +6.25%) (Prime +6.25%)	06/30/2013	527	528	522	0.8
TAP Automotive Holdings, LLC	Senior Secured Loan Term Loan C	8.25% (LIBOR +4.25%) (Prime +4.25%)	11/30/2011	1,509	1,510	1,494	2.1

				12,346	12,281	11,707	16.8

Beverage, Food & Tobacco
WCI Acquisition SUB(ABC), Inc.	Senior Secured Loan Term Loan B	8.25% (LIBOR +6.25%) (Prime +5.00%)	06/30/2011	1,457	1,449	1,458	2.1
WCI Acquisition SUB(ABC), Inc.	Senior Secured Loan Term Loan C	9.25% (LIBOR +7.25%) (Prime +6.00%)	12/31/2011	2,121	2,112	2,154	3.1

				3,578	3,561	3,612	5.2

Broadcasting & Entertainment
Intermedia Espanol, Inc.	Senior Secured Loan Term Loan	3.02% (LIBOR +2.75%) (Prime +1.50%)	03/30/2012	3,051	3,043	2,916	4.2

				3,051	3,043	2,916	4.2

Buildings & Real Estate
ASP PDM Acquisition LLC	Senior Secured Loan Term Loan A	3.27% (LIBOR +2.75%) (Prime +1.75%)	12/31/2013	1,820	1,822	1,710	2.5

				1,820	1,822	1,710	2.5

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Cargo Transport
Cardinal Logistics Management Corporation	Senior Secured Loan Term Loan	12.50% (LIBOR +9.50%) (Prime +8.50%)	09/23/2013	1,725	1,716	1,715	2.5
Panther II Transportation, Inc.	Senior Secured Loan Revolver	N/A (LIBOR +6.25%) (Prime +5.00%) (LOC Fee 6.25%) (Unused Fee 0.50%)	12/31/2011	—	(4)	—	—
Panther II Transportation, Inc.	Senior Secured Loan Term Loan	9.25% (LIBOR +6.25%) (Prime +5.00%)	12/31/2011	2,442	2,426	2,443	3.5

				4,167	4,138	4,158	6.0

Chemicals, Plastics & Rubber
CR Brands, Inc.	Senior Secured Loan Term Loan	7.75% (LIBOR +5.50%) (Prime +4.50%)	12/31/2012	614	609	575	0.8
Dura-Line/ARNCO	Senior Secured Loan Revolver	6.50% (LIBOR +3.75%) (Prime +2.75%) (LOC Fee 4.00%) (Unused Fee 0.50%)	03/22/2013	86	79	88	0.1
Dura-Line/ARNCO	Senior Secured Loan Term Loan A	6.50% (LIBOR +3.75%) (Prime +2.75%)	03/22/2014	1,615	1,613	1,616	2.3
Insight Pharmaceuticals	Senior Secured Loan Revolver	N/A (LIBOR +4.00%) (Prime +2.75%) (LOC Fee 2.75%) (Unused Fee 0.50%)	03/31/2011	—	—	—	—
Insight Pharmaceuticals	Senior Secured Loan Term Loan A	4.30% (LIBOR +4.00%) (Prime +2.75%)	03/31/2011	252	252	252	0.4
Insight Pharmaceuticals	Senior Secured Loan Term Loan B	4.68% (LIBOR +4.38%) (Prime +3.13%)	03/31/2012	3,321	3,320	3,322	4.8
Plaze	Senior Secured Loan Revolver	N/A (LIBOR +2.75%) (Prime +1.75%) (LOC Fee 3.00%) (Unused Fee 0.50%)	04/05/2013	—	(4)	(16)	—
Plaze	Senior Secured Loan Term Loan A	3.01% (LIBOR +2.75%) (Prime +1.75%)	10/05/2013	7,549	7,555	7,227	10.4
Veyance Technologies, Inc.	Senior Secured Loan Delay Draw Term Loan	2.77% (LIBOR +2.50%) (Prime +1.50%)	07/31/2014	364	363	324	0.5
Veyance Technologies, Inc.	Senior Secured Loan Term Loan	4.47% (LIBOR +2.50%) (Prime +1.50%)	07/31/2014	2,540	2,535	2,266	3.3

				16,341	16,322	15,654	22.6

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Diversified/Conglomerate Manufacturing
Revere Industries, LLC	Senior Secured Loan Rollover Loans	9.00% (LIBOR +6.00%) (Prime +5.00%)	06/30/2013	1,998	2,000	2,012	2.9
Revere Industries, LLC	Senior Secured Loan Term Loan	9.00% (LIBOR +6.00%) (Prime +5.00%)	06/30/2013	999	1,000	1,019	1.5

				2,997	3,000	3,031	4.4

Diversified/Conglomerate Service
Industrial Container Services, LLC	Senior Secured Loan Term Loan B	4.44% (LIBOR +4.00%) (Prime +2.50%)	09/30/2011	313	313	312	0.4
Industrial Container Services, LLC	Senior Secured Loan Term Loan C	4.30% (LIBOR +4.00%) (Prime +2.50%)	09/30/2011	1,078	1,078	1,075	1.5
Koosharem Corporation	Senior Secured Loan 2010 Term Loan	16.25% (LIBOR +14.00%) (Prime +13.00%)	08/01/2011	550	531	561	0.8
Koosharem Corporation	Senior Secured Loan Term Loan	10.25% (LIBOR +8.00%) (Prime +7.00%)	06/30/2014	4,949	4,955	4,900	7.0
SMG	Senior Secured Loan Revolver	N/A (LIBOR +3.00%) (Prime +2.00%) (LOC Fee 3.00%) (Unused Fee 0.50%)	07/27/2012	—	(4)	(45)	(0.1)
SMG	Senior Secured Loan Term B Loan	3.29% (LIBOR +3.00%) (Prime +2.00%)	07/27/2014	4,987	4,992	4,763	6.9

				11,877	11,865	11,566	16.5

Ecological
EnviroSolutions, Inc.	Second-lien Loan 2nd Lien Term Loan	8.00% (LIBOR +6.00%) (Prime +5.00%)	07/29/2014	1,956	1,925	1,967	2.8

				1,956	1,925	1,967	2.8

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Electronics
DEI Sales, Inc.	Senior Secured Loan Revolver	N/A (LIBOR +5.50%) (Prime +4.50%) (LOC Fee 6.50%) (Unused Fee 0.38%)	09/22/2013	2	(13)	(8)	—
DEI Sales, Inc.	Senior Secured Loan Revolver-Seasonal	N/A (LIBOR +5.50%) (Prime +4.50%) (LOC Fee 6.50%) (Unused Fee 0.38%)	02/28/2011	—	—	—	—
DEI Sales, Inc.	Senior Secured Loan Term Loan	7.50% (LIBOR +5.50%) (Prime +4.50%)	09/22/2013	4,211	4,178	4,169	6.0

				4,213	4,165	4,161	6.0

Finance
Transfirst Holdings, Inc.	Senior Secured Loan Term Loan	3.02% (LIBOR +2.75%) (Prime +1.75%)	06/15/2014	3,860	3,864	3,504	5.0

				3,860	3,864	3,504	5.0

Healthcare, Education & Childcare
Einstruction Corporation	Senior Secured Loan First Lien Term Loan	4.06% (LIBOR +3.75%) (Prime +2.50%)	07/02/2013	4,758	4,762	4,626	6.7

				4,758	4,762	4,626	6.7

Home & Office Furnishings, Housewares & Durable Consumer Products
National Bedding	Senior Secured Loan	2.32%	02/28/2013	2,278	2,280	2,200	3.2
Company, LLC	First Lien Term Loan	(LIBOR +3.50%) (Prime +2.50%)

				2,278	2,280	2,200	3.2

Machinery (non-agriculture, non-construction, non-electronic)
Airxcel, Inc.	Senior Secured Loan	N/A	08/31/2012	—	(5)	26	—
	Revolver	(LIBOR +5.50%) (Prime +3.25%) (LOC Fee 5.50%) (Unused Fee 1.00%)
Airxcel, Inc.	Senior Secured Loan	8.00%	08/31/2012	1,935	1,933	1,974	2.8
	Term Loan	(LIBOR +5.50%) (Prime +3.25%)
Jonathan Holding	Senior Secured Loan	N/A	06/28/2013	—	(1)	—	—
Company	Revolver	(LIBOR +5.25%) (Prime +4.00%) (LOC Fee 5.25%) (Unused Fee 0.50%)
Jonathan Holding	Senior Secured Loan	7.25%	06/28/2013	4,973	4,918	4,924	7.1
Company	Term Loan	(LIBOR +5.25%) (Prime +4.00%)

				6,908	6,845	6,924	9.9

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Oil & Gas
Thermo Fluids	Senior Secured Loan	5.29%	06/27/2013	313	312	304	0.4
	Term Loan B	(LIBOR +5.00%) (Prime +4.00%)

				313	312	304	0.4

Personal, Food & Misc. Services
Washington Inventory	Senior Secured Loan	N/A	05/20/2013	—	(5)	(5)	—
Service	Revolver - US	(LIBOR +4.75%) (Prime +3.75%) (Unused Fee 0.50%)

				—	(5)	(5)	—

Printing & Publishing
Clarke American	Senior Secured Loan	2.79%	06/30/2014	1,930	1,932	1,753	2.5
Corporation	Term Loan B	(LIBOR +2.50%) (Prime +1.50%)
Pamarco	Senior Secured Loan	6.00%	12/31/2014	600	570	567	0.8
Technologies, Inc.	Revolver	(LIBOR +3.75%) (Prime +2.25%) (LOC Fee 4.25%) (Unused Fee 0.50%)
Pamarco	Senior Secured Loan	6.00%	12/31/2014	4,664	4,614	4,617	6.6
Technologies, Inc.	Term Loan A	(LIBOR +3.75%) (Prime +2.25%)

				7,194	7,116	6,937	9.9

Sub-total (Debt Investments)				87,657	87,301	84,855	121.9

United States

Equity Investments

Automobile
Hilite Holdco Corporation, Inc.	Common Stock	N/A	N/A	N/A	—	—	—

					—	—	—

Chemicals, Plastics & Rubber
Arclin US Holdings Inc.	Unclassified Shares	N/A	N/A	N/A	2,862	3,779	5.4

					2,862	3,779	5.4

Diversified/Conglomerate Service
Koosharem Corporation	Warrants	N/A	N/A	N/A	104	104	0.1
Koosharem Corporation	Warrants	N/A	N/A	N/A	52	52	0.1
Koosharem Corporation	Warrants	N/A	N/A	N/A	—	—	—

					156	156	0.2

OFS Capital, LLC and Subsidiaries

Consolidated Schedule of Investments—(Continued)

December 31, 2010

(Amounts in thousands, except shares)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount/ Shares	Cost	Fair Value	Percent of Member’s Equity
Ecological
EnviroSolutions, Inc.	Common Stock	N/A	N/A	N/A	1,824	1,610	2.3

					1,824	1,610	2.3

Sub-total (Other Equity Investments)					4,842	5,545	7.9

Senior Secured Lending
OFS Capital WM, LLC	Membership interests	N/A	N/A	N/A	60,107	59,675	85.8

					60,107	59,675	85.8

Sub-total (Equity Investments)					64,949	65,220	93.7

Total (United States)				$87,657	$152,250	$150,075	215.6%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, quarterly or semi-annually. The Company has provided the current interest rate in effect at December 31, 2010 for each investment. Certain investments are subject to a LIBOR or prime interest rate floor.

Independent Auditor’s Report

To the Member

OFS Capital WM, LLC

Rolling Meadows, Illinois

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of OFS Capital WM, LLC (the Company) as of December 31, 2011 and 2010, and the related statements of operations, changes in net assets and cash flows for the year ended December 31, 2011 and the period September 28, 2010 (commencement of operations) through December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OFS Capital WM, LLC as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the year ended December 31, 2011 and the period September 28, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 5, the financial statements include investments valued at $207,828,000 (482% of net assets) and $32,785,000 (55% of net assets) at December 31, 2011 and 2010, respectively, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois

March 13, 2012

OFS Capital WM, LLC

Statements of Assets and Liabilities

(Amounts in thousands)

	December 31,
	2011	2010
Assets
Investments, at fair value (cost of $213,762 and $32,239, respectively)	$207,828	$32,785
Cash and cash equivalents	4,274	1,396
Restricted cash and cash equivalents	623	10,932
Receivable repledged to creditor	—	81,351
Interest receivable	759	80
Deferred financing closing costs, net of accumulated amortization of $721 and $151, respectively	2,780	3,350

	216,264	129,894

Liabilities
Revolving line of credit—Wells Fargo	134,123	48,962
Revolving line of credit—Madison Capital	37,244	20,000
Interest payable	1,272	707
Management fee payable	253	111
Due to affiliate	10	7
Accrued expenses and other liabilities	242	—

	173,144	69,787

Net assets	$43,120	$60,107

See Notes to Financial Statements.

OFS Capital WM, LLC

Statements of Operations

(Amounts in thousands)

	For the Year Ended December 31, 2011	For the Period September 28, 2010 through December 31, 2010
Investment income:
Interest	$13,576	$1,726

Expenses:
Interest	4,484	707
Management fees	912	111
Amortization of deferred financing closing costs	572	151
Administrative expenses	454	8

Total expenses	6,422	977

Net investment income	7,154	749

Gain (loss) on investments and receivable repledged to creditor
Net realized loss on investments	(991)	—
Net realized loss on investments—related party	(248)	—
Net realized loss on receivable repledged to creditor	(71)	—
Net change in unrealized (depreciation) appreciation on investments	(6,482)	546
Net change in unrealized appreciation on receivable repledged to creditor	—	1,058

Net gain (loss) on investments and receivable repledged to creditor	(7,792)	1,604

Net increase (decrease) in net assets resulting from operations	$(638)	$2,353

See Notes to Financial Statements.

OFS Capital WM, LLC

Statements of Changes in Net Assets

(Amounts in thousands)

	For the Year Ended December 31, 2011	For the Period September 28, 2010 through December 31, 2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$7,154	$749
Net gain (loss) on investments and receivable repledged to creditor	(7,792)	1,604

Net increase (decrease) in net assets resulting from operations	(638)	2,353

Capital contributions	—	57,754
Distributions	(16,349)	—

Total increase (decrease) in net assets	(16,987)	60,107
Net assets, beginning of period	60,107	—

Net assets, end of period	$43,120	$60,107

See Notes to Financial Statements.

OFS Capital WM, LLC

Statements of Cash Flows

(Amounts in thousands)

	For the Year Ended December 31, 2011	For the Period September 28, 2010 through December 31, 2010
Cash Flows From Operating Activities
Net (decrease) increase in net assets resulting from operations	$(638)	$2,353
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash used in operating activities:
Amortization of deferred financing closing costs	572	151
Amortization of discounts and premium	(2,822)	(17)
Amortization of deferred fee revenue	(46)	—
Cash collection of deferred fee revenue	116	—
Net change in unrealized depreciation (appreciation) on investments	6,482	(546)
Net change in unrealized appreciation on receivable repledged to creditor	—	(1,058)
Net realized loss on receivable repledged to creditor	71	—
Net realized loss on investments	991	—
Net realized loss on investments—related party	248	—
Purchase of portfolio investments	(186,295)	(32,537)
Proceeds from principal payments and sale of portfolio investments	74,430	315
Receivable repledged to creditors	—	(36,255)
Collection of receivable repledged to creditors	6,335	13,305
Changes in operating assets and liabilities:
Interest receivable	(467)	(80)
Due to affiliate	3	7
Interest payable	565	707
Management fee payable	142	111
Accrued expenses and other liabilities	170	—

Net cash used in operating activities	(100,143)	(53,544)

Cash Flows From Investing Activities
Change in restricted cash balance	10,309	(10,932)

Net cash provided by (used in) investing activities	10,309	(10,932)

Cash Flows From Financing Activities
Net proceeds from borrowings on revolving lines of credit	102,405	68,962
Distribution to member	(9,693)	—
Contribution from member	—	411
Payment of loan facility closing costs	—	(3,501)

Net cash provided by financing activities	92,712	65,872

Net increase in cash and cash equivalents	$2,878	$1,396

Cash and cash equivalents—beginning of period	1,396	—

Cash and cash equivalents—end of period	$4,274	$1,396

(Continued)

OFS Capital WM, LLC

Statements of Cash Flows (Continued)

(Amounts in thousands)

	For the Year Ended December 31, 2011	For the Period September 28, 2010 through December 31, 2010
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$3,919	$—

Supplemental Disclosure of Noncash Activities:
Investments purchased from OFS Capital, LLC under sale accounting	$77,055	$—
Initial purchase discounts on investments purchased from OFS Capital, LLC	2,322	—
Derecognition of receivable repledged to creditors under sale accounting	74,945	—
Interest receivable recognized under sale accounting	212	—
Portfolio investments distributed to OFS Capital, LLC	6,656	—
Debt investments contributed by the Member in exchange for a membership interest of the same amount	—	57,343

See Notes to Financial Statements.

OFS Capital WM, LLC

Schedule of Investments

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
United States

Debt Investments

Aerospace & Defense
TronAir, Inc.	Senior Secured Loan Term Loan	7.25% (LIBOR +5.50%) (Prime +4.50%)	12/3/2015	$4,750	$4,691	$4,624	10.7%
Whitcraft LLC	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +3.75%)	12/16/2015	4,814	4,741	4,585	10.6

				9,564	9,432	9,209	21.3

Automobile
BBB Industries, LLC	Senior Secured Loan Term Loan (First Lien)	6.50% (LIBOR +4.50%) (Prime +3.25%)	6/29/2013	4,763	4,733	4,662	10.8
Trico Products Corporation	Senior Secured Loan Term Loan	6.25% (LIBOR +4.75%) (Prime +3.50%)	7/22/2016	4,937	4,866	4,710	10.9

				9,700	9,599	9,372	21.7

Buildings & Real Estate
ASP PDM Acquisition LLC	Senior Secured Loan Term Loan A	5.75% (LIBOR +4.75%) (Prime +3.75%)	12/31/2013	1,370	1,311	1,117	2.6

				1,370	1,311	1,117	2.6

Chemicals, Plastics & Rubber
CR Brands, Inc.	Senior Secured Loan Term Loan	8.25% (LIBOR +5.50%) (Prime +4.50%)	12/31/2012	505	487	466	1.1

				505	487	466	1.1

Distributors
Consolidated Equipment Parts Inc	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +4.00%)	1/27/2016	4,813	4,751	4,601	10.7
Lindstrom Metric, LLC	Senior Secured Loan Term Loan	6.26% (LIBOR +4.75%) (Prime +3.50%)	7/12/2016	5,000	4,939	4,777	11.1
Phillips Feed & Pet Supply	Senior Secured Loan Term Loan	7.50% (LIBOR +5.25%) (Prime +4.25%)	10/13/2015	3,420	3,361	3,310	7.7

				13,233	13,051	12,688	29.5

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Diversified/Conglomerate Manufacturing
Jameson LLC	Senior Secured Loan Term Loan	7.50% (LIBOR +5.50%) (Prime +4.50%)	10/1/2015	3,463	3,410	2,787	6.5
Phillips Plastics	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	8/12/2017	1,729	1,685	1,589	3.7
Revere Industries, LLC	Senior Secured Loan Rollover Loans	9.00% (LIBOR +6.00%) (Prime +5.00%)	6/30/2013	1,889	1,897	1,914	4.4
Royal Adhesives	Senior Secured Loan Term Loan A	7.25% (LIBOR +5.50%) (Prime +4.50%)	11/29/2015	4,786	4,727	4,665	10.8

				11,867	11,719	10,955	25.4

Diversified/Conglomerate Service
Charter Brokerage LLC	Senior Secured Loan Term Loan A	8.00% (LIBOR +6.50%) (Prime +5.50%)	7/13/2016	4,932	4,850	4,850	11.3
Elgin Fasteners Group	Senior Secured Loan Term Loan	7.75% (LIBOR +6.25%) (Prime +5.25%)	8/26/2016	4,937	4,795	4,795	11.1
Kellermeyer Building Services, LLC	Senior Secured Loan Term Loan	6.75% (LIBOR +5.00%) (Prime +3.75%)	12/17/2015	4,862	4,772	4,658	10.8
SMG	Senior Secured Loan Term B Loan	3.37% (LIBOR +3.00%) (Prime +2.00%)	7/27/2014	4,854	4,689	4,397	10.2

				19,585	19,106	18,700	43.4

Ecological
JWC Environmental, LLC	Senior Secured Loan Term Loan	6.00% (LIBOR +4.50%) (Prime +3.50%)	8/3/2016	4,988	4,939	4,724	11.0

				4,988	4,939	4,724	11.0

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Electrical Components & Equipment
Barcodes, LLC	Senior Secured Loan Term Loan	7.25% (LIBOR +5.00%) (Prime +4.00%)	7/27/2015	4,609	4,549	4,444	10.3
Universal Air Filter Company	Senior Secured Loan Term Loan	8.00% (LIBOR +6.25%) (Prime +5.25%)	6/30/2015	4,476	4,438	4,473	10.4

				9,085	8,987	8,917	20.7

Electronics
Strategic Products and Services, LLC	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	5,000	4,952	4,837	11.2

				5,000	4,952	4,837	11.2

Environmental Consulting & Services
Apex Companies, LLC	Senior Secured Loan Term Loan	7.50% (LIBOR +5.75%) (Prime +4.75%)	12/10/2016	4,723	4,662	4,599	10.7

				4,723	4,662	4,599	10.7

Finance
Compass DPC Merger Sub, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/21/2016	5,000	4,952	4,843	11.2
H.D. Vest, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/3/2017	4,969	4,896	4,762	11.0
Townsend Acquisition LLC	Senior Secured Loan Term Loan	7.00% (LIBOR +4.75%) (Prime +3.75%)	5/18/2016	5,000	4,875	4,759	11.0

				14,969	14,723	14,364	33.2

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Healthcare, Education & Childcare
Behavioral Health Group	Senior Secured Loan Term Loan A	5.75% (LIBOR +4.50%) (Prime +3.50%)	8/18/2016	4,987	4,939	4,700	10.9
Cambridge Major Laboratories, Inc	Senior Secured Loan Term Loan	6.51% (LIBOR +5.00%) (Prime +4.00%)	8/11/2015	4,548	4,488	4,349	10.1
Einstruction Corporation	Senior Secured Loan First Lien Term Loan	6.56% (LIBOR +6.25%) (Prime +5.00%)	7/2/2013	4,721	4,636	4,529	10.5
Freedom Innovations LLC	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	7/13/2016	4,937	4,864	4,745	11.0
MCMC LLC	Senior Secured Loan Term Loan A	7.51% (LIBOR +6.00%) (Prime +5.00%)	9/30/2016	5,000	4,926	4,908	11.4
MedTech Group, Inc.	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/7/2016	4,906	4,837	4,701	10.9
NeuroTherm, Inc	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	2/1/2016	4,799	4,727	4,573	10.6
Strata Pathology Services, Inc.	Senior Secured Loan Term Loan	6.50% (LIBOR +5.00%) (Prime +4.00%)	6/30/2016	4,975	4,892	4,781	11.1
Studer Group LLC	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	9/28/2016	4,938	4,865	4,788	11.1
The Ritedose Corporation	Senior Secured Loan Term Loan	6.50% (LIBOR +4.75%) (Prime +3.75%)	11/10/2016	4,750	4,672	4,488	10.4

				48,561	47,846	46,562	108.0

Healthcare Facilities
Accelerated Health	Senior Secured Loan	7.25%	7/22/2017	4,987	4,939	4,810	11.2
Systems LLC	Term Loan	(LIBOR +5.75%) (Prime +4.75%)

				4,987	4,939	4,810	11.2

Hotels, Resorts, & Cruise Lines
Premier Yachts	Senior Secured Loan	6.75%	12/1/2015	3,845	3,782	3,832	8.9
	Term Loan	(LIBOR +5.25%) (Prime +4.25%)

				3,845	3,782	3,832	8.9

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Household Products
Phoenix Brands LLC	Senior Secured Loan	7.00%	1/31/2016	4,531	4,464	4,399	10.2
	Term Loan A	(LIBOR +5.50%) (Prime +4.50%)

				4,531	4,464	4,399	10.2

Industrial Gases
Engineered Controls	Senior Secured Loan	6.75%	8/5/2016	4,659	4,596	4,419	10.3
International, LLC	Term Loan	(LIBOR +5.00%) (Prime +4.00%)

				4,659	4,596	4,419	10.3

Industrial Machinery and Equipment
FCX Performance, Inc	Senior Secured Loan	7.01%	10/6/2014	4,071	4,025	3,876	9.0
	Term Loan	(LIBOR +4.00%) (Prime +4.00%)

				4,071	4,025	3,876	9.0

Insurance Brokerage
AssuredPartners	Senior Secured Loan	7.25%	9/20/2016	1,205	1,185	1,173	2.7
Capital, Inc.	Term Loan	(LIBOR +5.75%) (Prime +4.75%)
AssuredPartners	Senior Secured Loan	7.75%	3/31/2017	3,795	3,795	3,751	8.7
Capital, Inc.	Term Loan B	(LIBOR +6.25%) (Prime +5.25%)
Frenkel Benefits LLC	Senior Secured Loan	6.75%	12/28/2015	4,813	4,734	4,632	10.7
	Term Loan A	(LIBOR +5.50%) (Prime +4.50%)

				9,813	9,714	9,556	22.1

Leisure Products
McKenzie Sports	Senior Secured Loan	7.03%	10/29/2016	4,452	4,389	4,229	9.8
Products, LLC	Term Loan A	(LIBOR +5.25%) (Prime +4.25%)

				4,452	4,389	4,229	9.8

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Packaging
Fort Dearborn Company	Senior Secured Loan Term Loan A CN	6.64% (LIBOR +4.75%) (Prime +3.75%)	8/24/2015	9	9	9	—
Fort Dearborn Company	Senior Secured Loan Term Loan A US	6.50% (LIBOR +4.75%) (Prime +3.75%)	8/24/2015	609	603	582	1.4
Fort Dearborn Company	Senior Secured Loan Term Loan B CN	7.12% (LIBOR +5.25%) (Prime +4.25%)	8/24/2016	53	53	51	0.1
Fort Dearborn Company	Senior Secured Loan Term Loan B US	7.00% (LIBOR +5.25%) (Prime +4.25%)	8/24/2016	3,515	3,480	3,351	7.8
Mold-Rite Plastics, LLC	Senior Secured Loan Term Loan	6.25% (LIBOR +4.50%) (Prime +3.50%)	8/5/2016	4,805	4,737	4,485	10.3

				8,991	8,882	8,478	19.6

Personal Products
Pacific World	Senior Secured Loan Term Loan	7.00% (LIBOR +5.50%) (Prime +4.50%)	10/31/2016	5,000	4,913	4,828	11.2

				5,000	4,913	4,828	11.2

Printing & Publishing
Media Source	Senior Secured Loan Term Loan A	6.75% (LIBOR +5.25%) (Prime +4.25%)	11/7/2016	1,469	1,440	1,416	3.3
Media Source	Senior Secured Loan Term Loan B	7.25% (LIBOR +6.00%) (Prime +5.00%)	11/7/2016	3,531	3,460	3,444	8.0
Pamarco Technologies, Inc.	Senior Secured Loan Revolver	N/A (LIBOR +3.75%) (Prime +2.25%) (LOC Fee 4.25%) (Unused Fee 0.50%)	12/31/2014	—	(12)	(77)	(0.2)
Pamarco Technologies, Inc.	Senior Secured Loan Term Loan A	6.00% (LIBOR +3.75%) (Prime +2.25%)	12/31/2014	4,111	4,079	3,923	9.1

				9,111	8,967	8,706	20.2

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2011

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
Specialized Consumer Services
Dwyer Group	Senior Secured Loan Term Loan	7.00% (LIBOR +5.25%) (Prime +4.25%)	12/23/2015	4,329	4,277	4,185	9.7

				4,329	4,277	4,185	9.7

Sub-total Debt Investments				216,939	213,762	207,828	482.0

Equity Investments
WF Prime INVT MM(2) #1752	Money Market	N/A	N/A	N/A	1,628	1,628	3.8
WFB Secured Institutional MM(3)	Money Market	N/A	N/A	N/A	623	623	1.4

Sub-total Equity Investments					2,251	2,251	5.2

Total Investments (United States)				$216,939	$216,013	$210,079	487.2%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which is reset daily, quarterly or semi-annually. The Company has provided the current interest rate in effect at December 31, 2011 for each investment. Certain investments are subject to a LIBOR or Prime interest rate floor.
(2)	Included in cash and cash equivalents on the statements of assets and liabilities.
(3)	Included in restricted cash and cash equivalents on the statements of assets and liabilities.

See Notes to Financial Statements.

OFS Capital WM, LLC

Schedule of Investments

As of December 31, 2010

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost	Fair Value	Percent of Member’s Equity
United States

Debt Investments

Automobile
The Ritedose	Senior Secured Loan	6.75%	11/10/2016	$5,000	$4,901	$5,000	8.4%
Corporation	Term Loan	(LIBOR +5.00%) (Prime +4.00%)

				5,000	4,901	5,000	8.4

Distributors
Phillips Feed & Pet	Senior Secured Loan	7.50%	10/13/2015	3,555	3,477	3,555	5.9
Supply	Term Loan	(LIBOR +5.25%) (Prime +4.25%)

				3,555	3,477	3,555	5.9

Electrical Components & Equipment
Universal Air Filter	Senior Secured Loan	8.25%	6/30/2015	4,899	4,840	4,899	8.1
Company	Term Loan	(LIBOR +6.50%) (Prime +5.50%)

				4,899	4,840	4,899	8.1

Industrial Conglomerates
Jameson LLC	Senior Secured Loan	7.55%	10/1/2015	4,862	4,768	4,862	8.1
	Term Loan	(LIBOR +5.50%) (Prime +4.50%)

				4,862	4,768	4,862	8.1

Leisure Products
McKenzie Sports	Senior Secured Loan	7.25%	10/29/2016	4,988	4,902	4,988	8.2
Products, LLC	Term Loan A	(LIBOR +5.50%) (Prime +4.50%)

				4,988	4,902	4,988	8.2

See Notes to Financial Statements.

OFS Capital WM, LLC

Schedule of Investments—(Continued)

As of December 31, 2010

(Amounts in thousands)

Name of Portfolio Company	Type of Investment	Interest (1)	Maturity	Principal Amount	Cost		Fair Value		Percent of Member’s Equity
United States

Debt Investments

Packaging
Fort Dearborn Company	Senior Secured Loan Term Loan A CN	6.86% (LIBOR +5.00%) (Prime +4.00%)	8/24/2015	42	42		42		0.1
Fort Dearborn Company	Senior Secured Loan Term Loan A US	6.76% (LIBOR +5.00%) (Prime +4.00%)	8/24/2015	644	636		644		1.1
Fort Dearborn Company	Senior Secured Loan Term Loan B CN	7.37% (LIBOR +5.50%) (Prime +4.50%)	8/24/2016	244	241		244		0.4
Fort Dearborn Company	Senior Secured Loan Term Loan B US	7.26% (LIBOR +5.50%) (Prime +4.50%)	8/24/2016	3,551	3,507		3,551		5.9

				4,481	4,426		4,481		7.5

Specialized Consumer Services
Dwyer Group	Senior Secured Loan Term Loan	7.50% (LIBOR +5.25%) (Prime +4.25%)	12/23/2015	5,000	4,925		5,000		8.3

				5,000	4,925		5,000		8.3

Sub-total (Debt Investments)				32,785	32,239		32,785		54.5

Equity Investments
WF Prime INVT MM
#1752(2)	Money Market	N/A	N/A	N/A	1,396	(2)	1,396	(2)	2.3
WFB Securred Institutional MM(3)	Money Market	N/A	N/A	N/A	10,932	(3)	10,932	(3)	18.2

Sub-total (Equity Investments)					12,328		12,328		20.5

Total (United States)				$32,785	$44,567		$45,113		75.0%

(1)	The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, quarterly or semi-annually. The Company has provided the current interest rate in effect at December 31, 2010 for each investment. Certain investments are subject to a LIBOR or prime interest rate floor.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the statements of assets and liabilities
(3)	Included in restricted cash and cash equivalents on the statements of assets and liabilities.

See Notes to Financial Statements.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 1.    Nature of Business

OFS Capital WM, LLC (“OFS Capital WM”, or the “Company”), is a Delaware limited liability company and wholly owned subsidiary of OFS Capital, LLC (“OFS Capital”) (see Note 3 for details about the September 28, 2010 OFS Capital WM Transaction and Note 6 about the OFS Capital WM Facility). OFS Capital WM was formed on August 11, 2010, commenced operations on September 28, 2010, and was organized with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. Under its Limited Liability Company Operating Agreement (“LLC Operating Agreement”), the Company has a perpetual existence until dissolved and terminated in accordance with its LLC Operating Agreement.

OFS Capital is the sole member of the Company and also acts as the administrative manager that carries out limited duties of the Company. MCF Capital Management, LLC, an affiliate of Madison Capital Funding, LLC (“Madison Capital”), acts as the loan manager (“Loan Manager”) under the terms of the OFS Capital WM Facility. The Loan Manager has the authority to service, administer and exercise rights and remedies with respect to the assets in OFS Capital WM’s portfolio. The Loan Manager also has the authority to determine whether to cause assets to be sold or acquired by OFS Capital WM, subject to certain limited circumstances where OFS Capital has consent rights (which were further limited pursuant to an Amended and Restated Consent Procedures Letter effective February 23, 2011), as administrative manager of OFS Capital WM.

Note 2.    Summary of Significant Accounting Policies

Basis of presentation: The accompanying financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), as established by the Financial Accounting Standards Board (“FASB”). In the opinion of management, the financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented.

Fair value of financial instruments: All investments are recorded at their estimated fair value, as described in Note 5.

Use of estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company places its cash in financial institutions and at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents: Restricted cash and cash equivalents represent amounts maintained in the Unfunded Exposure Account of OFS Capital WM as defined by the Loan Sale Agreement and other applicable transaction documents between OFS Capital WM and OFS Capital and are subject to the lien of the trustee for the benefit of the secured parties of OFS Capital WM (see Note 3). Proceeds in the Unfunded Exposure Account along with advances under the OFS Capital WM Credit Facility (see Note 6) are utilized to fund certain eligible loans owned by OFS Capital WM that have unfunded revolving commitments. During the year ended December 31, 2011, as a result of the sale and payoff of most of the Company’s revolving loan investments, a substantial portion of restricted cash and cash equivalents maintained in the Company’s Unfunded Exposure Account was released. As of December 31, 2011 and 2010, the restricted cash balance was $623 and $10,932, respectively.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Investments and related investment income: OFS Capital, the Company’s administrative manager, determines the fair value of its portfolio investments. Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. The Company accrues interest income until certain events take place, which may place a loan into a non-accrual status. Premiums, discounts and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For the year ended December 31, 2011 and the period September 28, 2010 through December 31, 2010, interest income included $2,868 and $17 of such amounts, respectively.

For investment with contractual payment-in-kind interest (“PIK”), which represent contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the statement of operations.

Non-accrual loans: Loans on which the accrual of interest income has been discontinued are designated as non-accrual loans, and further designated as either non-accrual cash method or non-accrual cost recovery method. Loans are generally placed on non-accrual when a loan either: (i) is delinquent for 90 days or more on principal or interest based on contractual terms of the loan (unless well secured and in the process of collection), or (ii) in the opinion of management, has reasonable doubt about the collectability. When loans are placed on non-accrual status, all interest previously accrued but not collected is reversed against current period interest income. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals are resumed on non-accrual loans only when they are brought current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to all principal and interest. There were no loans with non-accrual status as of December 31, 2011 and 2010.

Deferred financing closing costs: Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized over the estimated average life of the borrowings. For the year ended December 31, 2011 and the period September 28, 2010 through December 31, 2010, amortization expense amounted to $572 and $151, respectively.

Interest expense: Interest expense is recognized on the accrual basis.

Income taxes: OFS Capital WM does no record a provision for federal income taxes or deferred tax benefits because its income is taxable to its sole member.

ASC Topic 740—Income Taxes provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Generally, the 2010 tax year remains subject to examination by U.S. federal and most state tax authorities. There were no material uncertain income tax positions as of December 31, 2011.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 2.    Summary of Significant Accounting Policies (Continued)

Recent accounting pronouncements: In May 2011, the FASB has issued Accounting Standards Update (ASU) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04). ASU 2011-04 amended ASC 820, Fair Value Measurements and Disclosures, to converge the fair value measurement guidance in GAAP and International Financial Reporting Standards (IFRSs). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change a particular principal in ASC 820. In addition, ASU 2011-04 requires additional fair value disclosures. The amendments are to be applied prospectively and are effective for annual periods beginning after December 15, 2011. The Company is currently evaluating the effect that the provisions of ASU 2011-04 will have on the Company’s financial statements.

In November 2011, the FASB issued ASU 2011-11—Balance Sheet (Topic 210) containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company is currently assessing the impact of ASU 2011-11 on its future financial statements.

Note 3.    OFS Capital WM, LLC Transaction

On September 28, 2010, OFS Capital WM entered into a Loan Sale Agreement with OFS Capital, pursuant to which OFS Capital WM acquired eligible loans or 100% participating interest in certain loans as defined by the agreement (“Eligible Loans”) from OFS Capital, in consideration for which OFS Capital WM paid cash of $36,255 and issued 100% membership interest in OFS Capital WM to OFS Capital (“OFS Capital WM Transaction”). OFS Capital WM financed the OFS Capital WM Transaction with Wells Fargo Bank, N.A. (“Wells Fargo”) and Madison Capital (collectively, the “lenders”) by repledging the Eligible Loans to the trustee for the benefit of the Lenders (see Note 6 for more details about the OFS Capital WM Credit Facility).

The OFS Capital WM Transaction was a true sale for legal purposes. Under the Loan Sale Agreement and other applicable closing documents (“Loan Documents”) dated September 28, 2010, OFS Capital is not permitted to revoke the sale. Wells Fargo acts as both custodian and trustee for the benefit of the lenders under the WM Credit Facility. The Eligible Loans are repledged by OFS Capital WM for the benefit of the lenders. OFS Capital is not entitled or obligated to repurchase or redeem the Eligible Loans, other than a customary obligation to repurchase loans for breach of representations and warranties with respect to the eligibility of such loans. OFS Capital had the right, at its option, to purchase loans then owned by OFS Capital WM, at fair value, subject to a 20% Purchase and Substitution limit as prescribed in the Loan Documents (the “Call Right”).

OFS Capital WM accounted for the OFS Capital WM Transaction as a secured borrowing in accordance with the relevant provisions under ASC Topic 860 (Transfers and Servicing). Accordingly, on September 28, 2010, OFS Capital WM recorded a receivable under securities loan agreement due from OFS Capital in the aggregate amount of $93,598 for the cash and fair value of 100% membership interest it issued to OFS Capital in connection with the OFS Capital WM Transaction. OFS Capital WM reclassified this to receivable repledged to creditor on the statements of assets and liabilities upon its repledging of the Eligible Loans under the custody of Wells Fargo, the trustee and a related party of OFS Capital WM, for the benefit of the lenders on September 28, 2010.

Effective February 23, 2011, the Loan Documents were amended pursuant to which the Call Right and certain other rights of OFS Capital were removed. This amendment was entered into to ensure that the original intent of

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 3.    OFS Capital WM, LLC Transaction (Continued)

the parties to treat the OFS Capital WM Transaction as a true sale for both legal, accounting and any other purpose was satisfied and to sever any provision that may be interpreted as contrary to the intent of the parties. For the period January 1, 2011 through February 23, 2011, OFS Capital WM recognized interest income on the receivable repledged to creditor in the amount of $831 and a loss of $71 based on the realized depreciation of the Eligible Loans repledged for the benefit of the Lenders for the period January 1, 2011 through February 23, 2011. On February 23, 2011, as a result of the amendment to the Loan Documents, under the sale accounting, the Company recorded the acquisition of investments from OFS Capital in the aggregate principal amount of $77,055. These investments were valued at $74,733 on February 23, 2011, resulting in an initial purchase discount of $2,322, which is being amortized over the terms of the debt investments. The Company also recorded interest receivable of $212 related to these investments on February 23, 2011. In addition, the Company derecognized the receivable repledged to creditor in the amount of $74,945 under the sale accounting.

Note 4.    Related Party Transactions

For the year ended December 31, 2011 and the period September 28, 2010 through December 31, 2010, OFS Capital WM incurred $41 and $8 of administrative expenses, respectively, funded by an affiliated entity of OFS Capital. As of December 31, 2011 and 2010, $10 and $7 of these expenses remained outstanding, respectively. During 2011, OFS Capital WM received a total of $45 from OFS Capital, which represented interest collected by OFS Capital on behalf of OFS Capital WM on certain loans sold by OFS Capital to the Company on September 28, 2010.

The Loan Manager is a related party of the Company as it is deemed to be the Company’s primary beneficiary under the applicable provisions of ASC Topic 810 since it has the power to direct the activities of the Company that most significantly impact its economic performance. The Loan Manager charges both a senior and subordinated management fee to the Company for its services each at 0.25% per annum of the assigned value of the underlying portfolio investments, which value is determined by the controlling lender, plus an accrued fee that is deferred until after the end of the reinvestment period of the portfolio investments. For the year ended December 31, 2011 and the period September 28, 2010 through December 31, 2010, the Company incurred senior and subordinated management fees totaling $912 and $111 respectively. At December 31, 2011, the Company also owed an additional accrued management fee of $65 to the Loan Manager, which will not be due until after the end of the reinvestment period of the portfolio investments.

In April, July, and October 2011, OFS Capital WM made cash distributions to OFS Capital in the amount of $1,970, $6,000, and $1,723, respectively.

On June 30, 2011, OFS Capital WM sold various revolving loan facilities to Madison Capital with an aggregate cost basis of $575 on the date of the sale for total cash consideration of $327. Accordingly, OFS Capital WM recorded a realized loss of $248 from the sale.

On June 30, 2011, OFS Capital WM made an in-kind distribution of three loans to OFS Capital with an aggregate cost basis of $7,245. OFS Capital WM recorded the loan distribution at fair value in the total amount of $6,656 on the date of distribution, under the applicable guidance from ASC Topic 845 (Nonmonetary Transactions). In connection with this distribution, OFS Capital WM recorded a realized loss of $589.

In July 2011, OFS Capital WM paid $5 to OFS Capital, which represented principal collections it received on behalf of OFS Capital on loans that were distributed to OFS Capital on June 30, 2011.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 5.    Fair Value of Financial Instruments

The Company follows the guidance in ASC Topic 820 for measuring the fair value of the portfolio investments. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined under ASC Topic 820 as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.

Level 3: Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The Company assesses the levels of the investments at each measurement day, and transfers between levels are recognized on the subsequent measurement date closest in time to the actual date of the event or change in circumstances that caused the transfer. There were no transfers among Levels 1, 2 and 3 during the year. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. The primary analytical method used to estimate the fair value of Level 3 investments is the discounted cash flow method (although in certain instances a liquidation analysis or other methodology may be most appropriate). The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including assumed growth rate (in cash flows) and capitalization rates/multiples (for determining terminal values of underlying portfolio companies). The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, and financing transactions subsequent to the acquisitions of the investment. Application of these valuation methodologies involves a significant degree of judgment by management.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 5.    Fair Value of Financial Instruments (Continued)

The fair value of equity securities in portfolio companies may also consider the market approach—that is, through analyzing, and applying to the underlying portfolio companies, market valuation multiples of publicly-traded firms engaged in businesses similar to those of the portfolio companies. The market approach to determining the fair value of a portfolio company’s equity security (or securities) will typically involve: 1) applying to the portfolio company’s trailing twelve months (or current year projected) EBITDA a low to high range of enterprise value to EBITDA multiples that are derived from an analysis of publicly-traded comparable companies, in order to arrive at a range of enterprise values for the portfolio company; 2) subtracting from the range of calculated enterprise values the outstanding balances of any debt or equity securities that would be senior in right of payment to the equity securities held by the Company; and 3) multiplying the range of equity values derived therefrom by the Company’s ownership share of such equity tranche in order to arrive at a range of fair values for the Company’s equity security (or securities). Application of these valuation methodologies involves a significant degree of judgment by management.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded. The Company manages its exposure to market risk related to its investments through monitoring the financial condition of its investments, as well as the volatility and liquidity trends of the markets it trades in.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate the value. All assets and liabilities approximate fair value on the financial statements as they are measured at fair value, short-term or replaceable on demand.

The following table presents information about the Company’s investments measured at fair value on a recurring basis at December 31, 2011 and 2010, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	December 31, 2011
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Debt investments	$—	$—	$207,828	$207,828
Money market funds *	2,251	—	—	2,251

	$2,251	$—	$207,828	$210,079

*	Included in cash and cash equivalents and restricted cash and cash equivalents on the statements of assets and liabilities.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 5.    Fair Value of Financial Instruments (Continued)

	December 31, 2010
	Fair Value Measurements Using
Description	(Level I)	(Level II)	(Level III)	Total
Assets:
Debt investments	$—	$—	$32,785	$32,785
Receivable repledged to creditor	—	—	81,351	81,351
Money market funds *	12,328	—	—	12,328

	$12,328	$—	$114,136	$126,464

*	Included in cash and cash equivalents and restricted cash and cash equivalents on the statements of assets and liabilities.

The following table presents the changes in investments and receivable repledged to creditor measured at fair value using Level 3 inputs:

	For the Year ended December 31, 2011
	Debt Investments	Receivable Repledged to Creditor
Fair value, beginning of year	$32,785	$81,351
Net change in unrealized depreciation on investments	(6,482)	—
Net realized loss on investments	(991)	—
Net realized loss on investments—related party	(248)	—
Net realized loss on receivable repledged to creditor	—	(71)
Purchase of portfolio investments from OFS Capital under sale accounting	74,733	—
Purchase of other portfolio investments	186,295	—
Proceeds from principal payments and sale of portfolio investments/ collection of receivable repledged to creditor	(74,430)	(6,335)
Amortization of discounts and premium	2,822	—
Distribution of investments to OFS Capital LLC	(6,656)	—
Derecognition of receivable repledged to creditor under the sale accounting	—	(74,945)

Fair value, end of year	$207,828	$—

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 5.    Fair Value of Financial Instruments (Continued)

	September 28, 2010 through December 31, 2010
	Debt Investments	Receivable Repledged To Creditor
Fair value, beginning of period	$—	$—
Net change in unrealized appreciation on investments	546	—
Net change in unrealized appreciation on receivable repledged to creditor	—	1,058
Purchase of portfolio investments	32,537	—
Receivable repledged to creditor	—	93,598
Proceeds from principal payments of portfolio investments/collection of receivable repledged to creditor	(315)	(13,305)
Amortization of discounts and premium	17	—

Fair value, end of period	$32,785	$81,351

Note 6.    OFS Capital WM Facility

On September 28, 2010, OFS Capital WM entered into a new $180,000 secured revolving credit facility (the “WM Credit Facility”) with Wells Fargo and Madison Capital, with the Class A lenders (initially Wells Fargo) providing up to $135,000 in the Class A loans and the Class B lenders (initially Madison Capital) providing up to $45,000 in Class B loans to OFS Capital WM. The WM Credit Facility is secured by the Eligible Loans transferred to OFS Capital WM by OFS Capital on the date of the OFS Capital WM Transaction and any eligible loan assets subsequently acquired by OFS Capital WM. The loan facilities with Wells Fargo and Madison Capital have five- and six-year terms, respectively, and both facilities provide a one-year option for extension upon the approval of the Class A and Class B lenders. The loan facilities have a reinvestment period of two years after the closing date of the WM Credit Facility, which can be extended by one year with the consent of each lender. Outstanding borrowings on the loan facilities are limited to the lesser of (1) $180,000 and (2) the borrowing base as defined by the Loan Documents. OFS Capital WM is obligated to pay interest on outstanding Class A loans and Class B loans on each quarterly payment date. Outstanding Class A loans accrue interest at a daily rate equal to LIBOR plus 3.00%. Outstanding Class B loans accrue interest at a daily rate equal to LIBOR plus 4.00%. OFS Capital WM has the right to repay loans outstanding under the facility in part from time to time. OFS Capital WM also has the right to repay the facility in full at any time. However, in the event of a repayment of the facility in full in the first or second year of the facility, OFS Capital WM is subject to a prepayment penalty of 2.0% in year one and 1.0% in year two, respectively, of the maximum facility amount. The unused commitment fee on the Class A loan facility is 0.5% per annum for the first six months after the WM Credit Facility closing date and thereafter (1) 0.5% of the first $25,000 of the unused facility and (2) 2% of the balance in excess of $25,000. The unused commitment fee on the Class B loan facility is 0.5% per annum. In connection with the WM Credit Facility, OFS Capital WM incurred financing costs of $3,501, which are deferred and being amortized over the terms of WM Credit Facility.

Note 7.    Commitments and Contingencies

At December 31, 2011, the Company had $1,500 of unused lines of credit granted to borrowers. At December 31, 2010, the Company had no outstanding commitments to fund its portfolio investments.

OFS Capital WM, LLC

Notes to Financial Statements

(Amounts in thousands)

Note 7.    Commitments and Contingencies (Continued)

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company.

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Note 8.    Financial Highlights

The financial highlights for the year ended December 31, 2011 and the period September 28, 2010 through December 31, 2010 are as follows:

	For the Year Ended December 31, 2011	For the Period September 28, 2010 through December 31, 2010
Ratio to average net assets:
Expenses (including interest)[2]	12.2%	6.4%

Net investment income[2]	13.6%	4.9%

Total return[1]	-1.2%	4.0%

[1]	The total return is computed based on net increase (decrease) in net assets resulting from operations divided by weighted average net assets.
[2]	Annualized.

The inception-to-date internal rate of return (“IRR”) is 2.6% and is computed on actual dates of cash inflows (capital contributions), outflows (capital distributions) and the ending net assets at the end of the period (residual value of net assets as of each measurement date).

Note 9.    Subsequent Events

In preparing these financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure. Except as disclosed below and under other footnote sections, there are no additional subsequent events to disclose.

In January 2012, the Company made a cash distribution of $1,225 to OFS Capital.

6,666,667 Shares

Common Stock

PROSPECTUS

November 7, 2012

Joint Book-Running Managers

Morgan Stanley     UBS Investment Bank     Barclays      RBC Capital Markets

Co-Lead Managers

Oppenheimer & Co.     Janney Montgomery Scott

Co-Managers

Ladenburg Thalmann & Co. Inc.     Wunderlich Securities      Houlihan Lokey

Through and including December 2, 2012 (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.